                                                       Registration No.

                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.
                               PRE-EFFECTIVE NO. 1
                                    FORM S-6

                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                     OF SECURITIES OF UNIT INVESTMENT TRUSTS
                            REGISTERED ON FORM N-8B-2

A.   Exact name of trust:  Separate Account VL I

B.   Name of depositor:  ITT Hartford Life and Annuity Insurance Company

C.   Complete address of depositor's principal executive offices:
          P.O. Box 2999
          Hartford, CT  06104-2999

D.   Name and address of agent for service:
          Rodney J. Vessels, Esquire
          ITT Hartford Life and Annuity Insurance Company
          P.O. Box 2999
          Hartford, CT   06104-2999

E.   Title and amount of securities being registered:

     An indefinite amount of Flexible Premium Variable Life Insurance Policies was previously registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.

F. Proposed maximum aggregate offering price to the public of the securities being registered: Not yet determined.

G.   Amount of Filing Fee:  Paid

H.   Approximate date of proposed public offering:

     As soon as practicable after the effective date of this registration statement.

It is proposed that this filing will become effective:
     ________  immediately upon filing pursuant to paragraph (b) of Rule 485
     ________  on (May 1, 1995) pursuant to paragraph (b)(1)(v) of Rule 485
     ________  60 days after filing pursuant to paragraph (a)(1) of rule 485
     ________  on May 1, 1995 pursuant to paragraph (a)(1) of Rule 485
     ________  75 days after filing pursuant to paragraph (a)(2) of Rule 485
     ________  on ____________________ pursuant to paragraph (a)(2) of rule 485
The registrant hereby represents that it is relying on Section (b)(13)(i)(A) of Rule 6e-3(T).

                         RECONCILIATION AND TIE BETWEEN
                           FORM N-8B-2 AND PROSPECTUS

            Item No. of
            Form N-8B-2       CAPTION IN PROSPECTUS
            -----------       ---------------------

                1.            Cover page

                2.            Cover page

                3.            Not applicable

                4.            The Company; Distribution of the Policies

                5. Summary - Separate Account VL I; Separate Account VL I - General

                6.            Separate Account VL I - General

                7.            Not required by Form S-6

                8.            Not required by Form S-6

                9.            Legal Proceedings

                10.           Summary; Separate Account VL I - Funds; The Policy
                              - Application for a Policy; Detailed Description of Policy Benefits and Provisions; Other Matters - Voting Rights, Dividends

                11.           Summary; Separate Account VL I - Funds

                12.           Summary; Separate Account VL I - Funds

                13.           Deductions and Charges from the Account Value;
                              Distribution of the Policies; Federal Tax
                              Considerations

                14.           The Policy - Application for a Policy

             Item No. of
             Form N-8B-2      CAPTION IN PROSPECTUS
             -----------      ---------------------

                15.           The Policy - Allocation of Premium Payments

                16. Separate Account VL I - Funds; The Policy - Allocation of Premium Payments

                17. Summary; Policy Benefits and Rights - Cash Value and Amount Payable on Surrender of the Policy, Right to Examine Rights and Surrender Continuation Options.

                18. Separate Account VL I - Funds; Deduction and Charges from the Account Value; Federal Tax Considerations

                19.           Other Matters - Statements to Policy Owners

                20.           Not applicable

                21. Detailed Description of Policy Benefits and Provisions - Policy Loans

                22.           Not applicable

                23.           Safekeeping of Separate Account Assets

                24.           Other Matters - Assignment

                25.           The Company

                26.           Not applicable

                27.           The Company

                28.           The Company - Executive Officers and Directors

                29.           The Company

                30.           Not applicable

             Item No. of
             Form N-8B-2      CAPTION IN PROSPECTUS
             -----------      ---------------------

                31.           Not applicable

                32.           Not applicable

                33.           Not applicable

                34.           Not applicable

                35.           Distribution of the Policies

                36.           Not required by Form S-6

                37.           Not applicable

                38.           Distribution of the Policies

                39.           The Company; Distribution of the Policies

                40.           Not applicable

                41.           The Company; Distribution of the Policies

                42.           Not applicable

                43.           Not applicable

                44.           The Policy - Accumulation Unit Values

                45.           Not applicable

                46. Detailed Description of Policy Benefits and Provision - Cash Value

                47.           Separate Account VL I - Funds

                48.           Cover page; The Company

                49.           Not applicable

             Item No. of
             Form N-8B-2      CAPTION IN PROSPECTUS
             -----------      ---------------------

                50.           Separate Account VL I - General

                51. Summary; The Company; The Policy; Detailed Description of Policy Benefits and Provisions; Other Matters - Beneficiary

                52.           Separate Account VL I - Funds, Investment
                              Advisers

                53.           Federal Tax Considerations

                54.           Not applicable

                55.           Not applicable

                56.           Not required by Form S-6

                57.           Not required by Form S-6

                58.           Not required by Form S-6

                59.           Not required by Form S-6

ITT HARTFORD LIFE AND ANNUITY                STAG VARIABLE
INSURANCE COMPANY                            Flexible Premium
P.O. BOX 2999                                Variable Life Insurance
HARTFORD, CT  06104-2999                     Policies
TELEPHONE (800) 243-5433

This Prospectus describes a flexible premium variable life insurance policy (the "Policies", and each individually a "Policy") offered by ITT Hartford Life and Annuity Insurance Company ("ILA") to applicants age 80 and under. For a given amount of Death Benefit chosen, the Purchaser of the Policy has considerable flexibility in selecting the timing and amount of premium payments. In addition, the Purchaser can select a Guarantee Period, of from one to ten years, during which additional guarantees are provided. Among these is the guarantee that the Death Benefit will be no less than the Initial Face Amount and the Policy will not lapse as long as certain Scheduled Premiums are paid or are provided for by favorable investment experience. Unscheduled Premium Payments are also allowed.

The Guarantee Period selected by You will affect the benefits provided by the Policy. In general, the longer the Guarantee Period is, the higher the Front-End Sales Loads and Surrender Charges are. However, the advantages of a longer Guarantee Period include lower Cost of Insurance rates and lower
Mortality and Expense Risk Rates.  See "Guarantee Period" on page     for more
details.

Sales agents can provide prospective purchasers with individualized sales illustrations which reflect all the fees and charges associated with the Policy options selected.

The Policies provide for a death benefit payable at the Insured's death. The Policy Owner may select one of three death benefit options; a fixed amount equal to the Face Amount, a variable amount equal to the Face Amount plus the Account Value, or a variable amount equal to the Face Amount plus a return of Scheduled Premiums.

Under all three options, the Policies have Cash Values which increase with the payment of each premium and which decrease to reflect fees and charges made by ILA. These fees and charges vary depending on the face amount of the Policy, the age of the Insured, the level of the premiums paid, and the length of the Guarantee Period. There is no guaranteed minimum cash value for a Policy.
The Cash Value of a Policy will also vary up or down to reflect the investment experience of the Funds to which the premium payment(s) has been allocated and the Policy Owner bears the investment risk for all amounts so allocated.

If a Policy is surrendered during the first two Policy Years, the Policy Owner may be entitled to a refund of excess loads in addition to the Cash Surrender Value.

The initial premium will be allocated to HartfordMoney Market Sub-Account and after the Right to Examine Period has expired, to one or more of the Sub-Accounts or to the Fixed Account as specified in the Policy Owner's application. The Funds underlying the Sub-Accounts presently are: Hartford Advisers Fund, Inc., Hartford Capital Appreciation Fund, Inc., Hartford Bond Fund, Inc., Hartford Dividend and Growth Fund, Inc., Hartford Index Fund, Inc., Hartford International Opportunities Fund, Inc., Hartford Mortgage Securities Fund, Inc., Hartford Stock Fund, Inc., and HVA Money Market Fund, Inc. managed by Hartford Investment Management Company (the "Hartford Funds"), the PCM Diversified Income Fund, PCM Global Asset Allocation Fund, PCM Global Growth Fund, PCM Growth and Income Fund, PCM High Yield Fund, PCM Money Market Fund, PCM New Opportunties Fund, PCM U.S. Government and High Quality Bond Fund, PCM Utilities Growth and Income Fund, and PCM Voyager Fund managed by The Putnam Management Company, Inc. (the "Putnam Funds"), and the Equity-Income Portfolio, Overseas Portfolio and Asset Manager Portfolio managed by Fidelity Management & Research Company (the "Fidelity Funds").

These Policies are subject to a Front-End Sales Load and Surrender Charge which are set forth in our standard illustration on pages ____ - ____. In addition, there are examples on page ___ and ___ to help you in your selection of a Guarantee Period.

MAXIMUM FRONT-END SALES LOADS ARE 50% OF THE PREMIUMS PAID IN THE FIRST POLICY YEAR, 11% IN YEARS 2 THROUGH 10 AND 3% IN YEARS 11 AND LATER. THE MAXIMUM SURRENDER CHARGE UNDER THE POLICY IS 110% OF THE PREMIUM PAID IN THE FIRST POLICY YEAR. HOWEVER, ACTUAL CHARGES MAY BE LESS. SEE "FRONT-END SALES LOAD" ON PAGE ____, "SURRENDER CHARGES" ON PAGE ____, AND "REFUND OF EXCESS LOADS" ON PAGE ___ FOR MORE DETAILS.

IT MAY NOT BE ADVANTAGEOUS TO PURCHASE FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE AS A REPLACEMENT FOR YOUR CURRENT LIFE INSURANCE OR IF YOU ALREADY OWN A FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY.

THIS PROSPECTUS IS VALID ONLY IF ACCOMPANIED BY THE CURRENT PROSPECTUSES OF THE APPLICABLE ELIGIBLE FUNDS WHICH CONTAIN A FULL DESCRIPTION OF THOSE FUNDS. ALL PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The date of this Prospectus is            .

                                TABLE OF CONTENTS                           PAGE
                                                                            ----
SPECIAL TERMS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

SUMMARY. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

DETAILED DESCRIPTION OF POLICY BENEFITS AND PROVISIONS . . . . . . . . . .
     General
     Premiums. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
       Premium Payment Flexibility . . . . . . . . . . . . . . . . . . . .
       Scheduled Premiums. . . . . . . . . . . . . . . . . . . . . . . . .
       Unscheduled Premiums. . . . . . . . . . . . . . . . . . . . . . . .
       Allocation of Premium Payments. . . . . . . . . . . . . . . . . . .
       Accumulation Units. . . . . . . . . . . . . . . . . . . . . . . . .
       Accumulation Unit Values. . . . . . . . . . . . . . . . . . . . . .
       Premium Limitation. . . . . . . . . . . . . . . . . . . . . . . . .
     Cash Values . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
       Amount Payable on Surrender of the Policy . . . . . . . . . . . . .
       Load Refund . . . . . . . . . . . . . . . . . . . . . . . . . . . .
       Partial Withdrawals . . . . . . . . . . . . . . . . . . . . . . . .
     Transfers of Account Value. . . . . . . . . . . . . . . . . . . . . .
       Amount and Frequency of Transfers . . . . . . . . . . . . . . . . .
       Transfers to or from Sub-Accounts . . . . . . . . . . . . . . . . .
       Transfers from the Fixed Account. . . . . . . . . . . . . . . . . .
     Policy Loans. . . . . . . . . . . . . . . . . . . . . . . . . . . . .
       Loan Interest . . . . . . . . . . . . . . . . . . . . . . . . . . .
       Credited Interest . . . . . . . . . . . . . . . . . . . . . . . . .
       Preferred Loan. . . . . . . . . . . . . . . . . . . . . . . . . . .
       Loan Repayments . . . . . . . . . . . . . . . . . . . . . . . . . .
       Termination Due to Excessive Indebtedness . . . . . . . . . . . . .
       Effect of Loans on Account Value. . . . . . . . . . . . . . . . . .
     Death Benefit . . . . . . . . . . . . . . . . . . . . . . . . . . . .
       Death Benefit Option. . . . . . . . . . . . . . . . . . . . . . . .
       Option Change . . . . . . . . . . . . . . . . . . . . . . . . . . .
       Death Benefit Guarantee . . . . . . . . . . . . . . . . . . . . . .
       Minimum Death Benefit . . . . . . . . . . . . . . . . . . . . . . .
       Increases and Decreases in Face Amount. . . . . . . . . . . . . . .
     Benefits at Maturity. . . . . . . . . . . . . . . . . . . . . . . . .
     Lapse and Reinstatement . . . . . . . . . . . . . . . . . . . . . . .
       Policy Surplus. . . . . . . . . . . . . . . . . . . . . . . . . . .
       Lapse and Grace Period. . . . . . . . . . . . . . . . . . . . . . .

       Reinstatement . . . . . . . . . . . . . . . . . . . . . . . . . . .
       Automatic Premium Loan Option . . . . . . . . . . . . . . . . . . .
     The Right to Examine the Policy . . . . . . . . . . . . . . . . . . .
     Surrender/Continuation Options. . . . . . . . . . . . . . . . . . . .
       Option Descriptions . . . . . . . . . . . . . . . . . . . . . . . .
     Valuation of Payments and Transfers . . . . . . . . . . . . . . . . .
     Last Survivor Policy. . . . . . . . . . . . . . . . . . . . . . . . .
     Application for a Policy. . . . . . . . . . . . . . . . . . . . . . .
     Deductions From the Premium . . . . . . . . . . . . . . . . . . . . .
       Front-end sales load. . . . . . . . . . . . . . . . . . . . . . . .
       Premium Related Tax Charge. . . . . . . . . . . . . . . . . . . . .
     Deductions and Charges From the Account Value . . . . . . . . . . . .
       Monthly Deduction Amounts . . . . . . . . . . . . . . . . . . . . .
       Surrender Charges . . . . . . . . . . . . . . . . . . . . . . . . .
       Examples of Front-End Sales Loads and Surrender Charges . . . . . .
       Charges Against the Funds . . . . . . . . . . . . . . . . . . . . .
       Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

THE COMPANY. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

SEPARATE ACCOUNT VL I. . . . . . . . . . . . . . . . . . . . . . . . . . .
     General . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
     Funds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
       a)  Hartford Funds. . . . . . . . . . . . . . . . . . . . . . . . .
       b)  Putnam Funds. . . . . . . . . . . . . . . . . . . . . . . . . .
       c)  Fidelity Funds. . . . . . . . . . . . . . . . . . . . . . . . .
     Investment Adviser. . . . . . . . . . . . . . . . . . . . . . . . . .
       a)  Hartford Funds. . . . . . . . . . . . . . . . . . . . . . . . .
       b)  Putnam Funds. . . . . . . . . . . . . . . . . . . . . . . . . .
       c)  Fidelity Funds. . . . . . . . . . . . . . . . . . . . . . . . .

THE FIXED ACCOUNT. . . . . . . . . . . . . . . . . . . . . . . . . . . . .

OTHER MATTERS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
     Voting Rights . . . . . . . . . . . . . . . . . . . . . . . . . . . .
     Statements to Policy Owners . . . . . . . . . . . . . . . . . . . . .
     Limit on Right to Contest . . . . . . . . . . . . . . . . . . . . . .
     Misstatement as to Age. . . . . . . . . . . . . . . . . . . . . . . .
     Payment Options . . . . . . . . . . . . . . . . . . . . . . . . . . .
     Beneficiary . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
  Assignment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
  Dividends. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

SUPPLEMENTAL BENEFITS. . . . . . . . . . . . . . . . . . . . . . . . . . .
  Deduction Amount Waiver Rider  . . . . . . . . . . . . . . . . . . . . .
  Accidental Death Benefit Rider . . . . . . . . . . . . . . . . . . . . .
  Increase in Coverage Option Rider. . . . . . . . . . . . . . . . . . . .
  Maturity Date Extension Rider. . . . . . . . . . . . . . . . . . . . . .

EXECUTIVE OFFICERS AND DIRECTORS . . . . . . . . . . . . . . . . . . . . .

DISTRIBUTION OF THE POLICIES . . . . . . . . . . . . . . . . . . . . . . .

SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS . . . . . . . . . . . . . . .

FEDERAL TAX CONSIDERATIONS . . . . . . . . . . . . . . . . . . . . . . . .
  General. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
  Taxation of ILA and Separate Account VL I. . . . . . . . . . . . . . . .
  Income Taxation of Policy Benefits . . . . . . . . . . . . . . . . . . .
  Modified Endowment Contracts . . . . . . . . . . . . . . . . . . . . . .
  Diversification Requirements . . . . . . . . . . . . . . . . . . . . . .
  Federal Income Tax Withholding . . . . . . . . . . . . . . . . . . . . .
  Other Tax Considerations . . . . . . . . . . . . . . . . . . . . . . . .

LEGAL PROCEEDINGS. . . . . . . . . . . . . . . . . . . . . . . . . . . . .

LEGAL MATTERS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

EXPERTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

REGISTRATION STATEMENT . . . . . . . . . . . . . . . . . . . . . . . . . .



The Policies may not be available in all states.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO DEALER OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED ON.

                                  SPECIAL TERMS

As used in this Prospectus, the following terms have the indicated meanings:

ACCOUNT VALUE:  Value used to determine certain policy benefits and charges.

ACCUMULATION UNIT: An accounting unit of measure used to calculate the value of a Sub-Account.

ANNUAL SCHEDULED PREMIUM AND/OR SCHEDULED PREMIUMS: The amount of Premiums selected by you within limits established under the Policy.

ATTAINED AGE:  The Issue Age plus the number of fully completed Policy Years.

CASH SURRENDER VALUE:  Cash Value less all Indebtedness.

CASH VALUE:  The Account Value less all remaining Surrender Charges, if any.

CODE:  The Internal Revenue Code of 1986, as amended.

DATE OF ISSUE: The date from which the Suicide and Incontestability provisions are measured.

DEATH BENEFIT: The Death Benefit Option in effect determines how the Death Benefit is calculated. The three Death Benefit Options provided are described in the Death Benefit section of this Prospectus.

DEATH PROCEEDS: The amount which we will pay on the death of the Insured. This amount equals the Death Benefit less any Indebtedness.

FACE AMOUNT: On the Policy Date, the Face Amount equals the Initial Face Amount. Thereafter it may change in accordance with the terms of the Policy.

FIXED ACCOUNT: Portion of Account Value invested in the General Account of ITT Hartford Life and Annuity Insurance Company.

FUNDS: The registered open-end management investment companies in which assets of the Separate Account may be invested.

GUARANTEE PERIOD: The period, selected by you, from one to ten years, during which additional Policy guarantees are provided. Among these is the guarantee that if Scheduled Premiums are paid, the Death Benefit will be no less than the initial Face Amount regardless of the investment performance of the Sub-Accounts. See "Guarantee Period" on page ___.

GUIDELINE ANNUAL PREMIUM: The level annual premium payment necessary to provide the future benefits under the policy through maturity, based on certain assumptions specified under the Federal Securities laws. These assumptions include mortality charges based on the 1980 CSO Table, an assumed annual net rate of return of 5% per year, and deduction of the fees and charges specified in the Policy. For purposes of the policy, the Guideline Annual Premium is used only in limiting front-end sales loads and surrender charges.

ILA:  ITT Hartford Life and Annuity Insurance Company

IN WRITING:  in a written form satisfying to Us.

INDEBTEDNESS: The outstanding loan on the Policy, including any interest due or accrued.

INSURED:  The person on whose life the Policy is issued.

ISSUE AGE:  As of the Policy Date, the Insured's age on his/her last birthday.

LOAN ACCOUNT: An account established for any amounts transferred from the Fixed Account and Sub-Accounts as a result of loans. The account is credited with interest and is not based on the investment experience of the Separate Account.

MATURITY DATE:  The date on which the Policy will mature.

MONTHLY ACTIVITY DATE: The Policy Date and the same date in each succeeding month as the Policy Date except that whenever the Monthly Activity Date falls on a date other than a Valuation Day, the Monthly Activity Date will be deemed the next Valuation Day.

MONTHLY DEDUCTION AMOUNT: The fees and charges deducted from the Account Value on the Monthly Activity Date.

NATIONAL SERVICE CENTER:  Located in Minneapolis, Minnesota.

NET PREMIUM:  The amount of premium actually credited to the Account Value.

POLICY: A flexible premium variable life insurance contract issued by ILA, as described in this Prospectus.

POLICY ANNIVERSARY: An anniversary of the Policy Date. Similarly, Policy Years are measured from the Policy Date.

POLICY DATE: The date from which Policy Anniversaries and Policy Years are determined.

POLICY LOAN RATE:  The interest rate charged on policy loans.

POLICY OWNER: The person having rights to benefits under the Policy during the lifetime of the Insured; the Policy Owner may or may not be the Insured.

POLICY SURPLUS: This is an amount which we calculate for each Policy Year during the Guarantee Period to determine whether or not payment of a Scheduled Premium is required and is calculated as described in "Policy Surplus" on page ___.

POLICY YEARS:  Annual periods computed from the Policy Date.

PRO RATA BASIS: An allocation method based on the proportion of the Account Value in the Fixed Account and each Sub-Account.

SCHEDULED PREMIUM:  Amount of premium shown on your specifications.

SEPARATE ACCOUNT: An account established by ITT Hartford Life and Annuity Insurance Company to separate the assets funding the Policies from other assets of ITT Hartford Life and Annuity Insurance Company; in this case, "Separate Account VL I".

SUB-ACCOUNT:  The subdivisions of the Separate Account.

UNSCHEDULED PREMIUMS:  Any premium payment other than a Scheduled Premium
Payment.

VALUATION DAY: Every day the New York Stock Exchange is open for trading. The value of the Separate Account is determined at the close of the New York Stock Exchange (currently 4:00 p.m. Eastern Time) on such days.

VALUATION PERIOD: The period between the close of business on successive Valuation Days.

YOU, YOUR:  The Owner of the policy.

WE, US, OUR, THE COMPANY:  ITT Hartford Life and Annuity Insurance Company.

                                     SUMMARY

THE POLICY

The flexible premium variable life insurance policies offered by this Prospectus are funded by a Fixed Account and Separate Account VL I, a separate account established by ILA pursuant to Connecticut insurance law and organized as a unit investment trust registered under the Investment Company Act of 1940. Separate Account VL I is presently comprised of 22 sub-accounts (the "Sub-Accounts" and each individually a "Sub-Account"), each of which invests exclusively in one of the underlying Funds. If an initial premium is submitted with an application for a Policy, it will be allocated, to the Hartford Money Market Sub-Account.
At a later date the values in the Hartford Money Market Sub-Account will be allocated to one or more of the Sub-Accounts or the Fixed Account as specified in the Policy Owner's application. This later date is the latest of 45 days after the application is signed, ten days after We receive the premium and the date We receive the final requirement to put the Policy in force. The Policies are credited with units ("Accumulation Units") in each selected Sub-Account, the assets of which are invested in the applicable Fund. A Policy Owner may transfer the funds among the Sub-Accounts and the Fixed Account subject to a transfer charge. See "Transfer of Account Value" of Detailed Description of Policy Benefits and Provisions, page ___.

The Policies are first and foremost life insurance policies with death benefits, cash values, and other features traditionally associated with life insurance. The Policies are called "flexible premium" because, once the desired level and pattern of Death Benefits have been determined, a purchaser has considerable flexibility in the selection of the timing and amount of premium to be paid.
The Policies are called "variable" because, unlike the fixed benefits of an ordinary whole life insurance policy, the Cash Value will, and the Death Benefit may increase or decrease depending on the investment experience of the Funds to which the premium payment(s) has been allocated. However, as long as the Policy remains in force, no partial withdrawals occur, and there are no requests to increase or decrease the Face Amount, the Death Benefit will never be less than the Initial Face Amount. See "Policy Benefits and Rights -- Death Benefit", page ___.

POLICY DESIGN OPTIONS

The options in the Policy are structured to give a Purchaser and his sales agent the ability to select a Policy tailor-made for the purchaser's specific life insurance needs.

The Policy options which give the purchaser such flexibility fall into four major categories:

1. Death Benefit Options - These allow the Purchaser to select various levels and patterns of Death Benefits.

2. Premium Options - Once the Purchaser has decided on the appropriate Death Benefit, he then has considerable flexibility in determining the desired premium schedule.

3. Guarantee Period Options - The Purchaser also has the ability to choose a Guarantee Period from one to ten years. During this period, additional contractual guarantees are provided. Among these is the guarantee that the Death Benefit will be no less than the Initial Face Amount and the Policy will not lapse as long as certain Scheduled Premiums selected by the Purchaser are paid or provided for by favorable investment experience.

4. Investment Options - The Purchaser has the choice of allocating the Policy's Account Value among five or less of the Policy's 23 investment options. These include the 22 variable sub-accounts and the fixed account.

DEATH BENEFIT

The Policies provide for three Death Benefit options. These can be level and equal to the Face Amount, a Face Amount plus Return of Account Value Death Benefit or a Face Amount plus Return of Scheduled Premium Death Benefit. At the death of the Insured, we will pay the Death Proceeds to the Beneficiary. The Death Proceeds equal the Death Benefit less any Indebtedness under the Policy. See "Detailed Description of Policy Benefits and Provision - Death Benefit," page ____.

PREMIUM

You have considerable flexibility as to when and in what amounts you pay premiums.

Prior to issue, you can choose the level of the Scheduled Premiums, within a range determined by ILA based on the Face Amount of the policy, the insured's sex (except where unisex rates apply), age at issue, and the insured's risk classification.

During the Guarantee Period, ILA will guarantee that the Policy will not lapse, regardless of the investment experience of the Funds, if you pay the Scheduled Premiums when due. In addition, Unscheduled Premium Payments are allowed during the Guarantee Period.

Even if You do not pay all Scheduled Premiums due during the Guarantee Period, the Policy will stay in force as long as the Policy Surplus exceeds the Indebtedness in the Policy.

After the Guarantee Period, You may change your Scheduled Premiums to any level you desire, and Unscheduled Premium Payments are still allowed. Once the Guarantee Period has expired, the Policy will not lapse as long as the Cash Surrender Value is sufficient to cover the Monthly Deduction Amounts.

No premium payment will be accepted which causes the Policy to not meet the tax qualification guidelines for life insurance under the Internal Revenue Code of 1986, as amended.

There are circumstances, usually if a Policy Owner wants to refund future benefits in seven years or less, when the Policy may become a Modified Endowment Contract under federal tax law. If it does, loans and other pre-death distributions are includable in gross income on an income-first basis. A 10% penalty tax may be imposed on income distributed before the insured attains age 59 1/2. Prospective purchasers and Policy Owners are advised to consult a qualified tax adviser before taking steps that may affect whether the Policy becomes a Modified Endowment Contract. See "Federal Tax Considerations, Modified Endowment Contract" for a discussion of the "seven pay test", page ___.

GUARANTEE PERIOD

The Guarantee Period selected by You will affect the benefits provided by the Policy. In general, the longer the Guarantee Period is, the higher the front-end sales loads and Surrender Charges are. However, the advantages of a longer Guarantee Period include:

a. a longer period during which Your Death Benefit is guaranteed, regardless of the investment experience of the Sub-Accounts,

b. a longer period during which your current administrative fees are guaranteed (as a result, the longer the Guarantee Period is, the lower the guaranteed administrative fees are),

c. a longer period during which your current Cost of Insurance rates are guaranteed (as a result, the longer the Guarantee Period is, the lower the guaranteed Cost of Insurance rates are),

d.  lower current Cost of Insurance rates,

e.  lower Mortality and Expense risk rates.

In addition, if you choose a Guarantee Period longer than five years, You may be given the right to purchase additional coverage, subject to limitations, without any evidence of Insurability. See "Supplemental Benefits" on page ____.

Due to the way the different charges and fees depend on different factors, such as the length of the Guarantee Period, it is difficult to anticipate the net effect of these charges on the Policy values without a sales illustration. Once a purchaser, in consultation with his sales agent, has decided on a combination of policy features, (such as face amount, level of Scheduled Premiums, Guarantee Period, and the age and sex of Insured) the sales agent will provide that purchaser with an illustration which reflects the charges and benefits of that particular combination and a summary of Policy charges and fees. In addition, these illustrations are available for any allowable combination of benefits which a prospective purchaser may request.

For more information concerning Front-End Sales Loads, see page ____, Surrender Charges, see page ____, Cost of Insurance Charges, see page ____, and Mortality and Expense Risk Charges see page ____.

SEPARATE ACCOUNT VL I

Separate Account VL I is a separate account established by ILA pursuant to the insurance laws of the State of Connecticut and organized as a registered unit investment trust under the Investment Company Act of 1940. Separate Account VL I is presently comprised of 22 Sub-Accounts, each of which invests exclusively in one of the Funds. Each Hartford Fund is organized as a corporation under the laws of the State of Maryland and is a diversified open-end management investment company registered under the Investment Company Act of 1940. The Putnam Funds are organized as Putnam Capital Manager Trust, a Massachusetts business trust organized on September 24, 1987, and is a diversified open-end, series investment company with multiple portfolios or funds registered under the Investment Company Act of 1940. The Fidelity Funds involve two diversified open-end management investment companies, each with multiple portfolios and organized as a Massachusetts business trust. The Equity-Income Portfolio and Overseas Portfolio are portfolios of the Variable Insurance Products Fund, organized on November 13, 1981. The Asset Manager Portfolio is a portfolio of the Variable Insurance Products Fund II, organized on March 21, 1988.

Registration under the Investment Company Act of 1940 does not involve supervision of the management or investment practices or policies by the Commission. The shares of the Funds are sold to Separate Account VL I and to other separate accounts of ILA or its affiliates which fund similar annuity or life insurance products.

Currently, the Funds are Hartford Advisers Fund, Inc., Hartford Capital Appreciation Fund, Inc., Hartford Bond Fund, Inc., Hartford Dividend and Growth Fund, Inc., Hartford Index Fund, Inc., Hartford International Opportunities Fund, Inc., Hartford Mortgage Securities Fund, Inc., Hartford Stock Fund, Inc., and HVA Money Market Fund, Inc. (hereinafter the "Hartford Funds"), the PCM Diversified Income Fund, PCM Global Asset Allocation Fund, PCM Global Growth Fund, PCM Growth and Income Fund, PCM High Yield Fund, PCM Money Market Fund, PCM New Opportunites Fund, PCM U.S. Government and High Quality Bond Fund, PCM Utilities Growth and Income Fund, and PCM Voyager Fund (hereinafter the "Putnam Funds"), and the Equity-Income Portfolio, Overseas Portfolio and Asset Manager Portfolio (hereinafter the "Fidelity Funds"). Applicants should read the prospectuses for each of the Funds accompanying this Prospectus in connection with the purchase of a Policy. The investment objectives of each of the Funds are as set forth in "Separate Account VL I," page ___.

Total fund operating expenses in 1994, including management fees, were .655% for the Hartford Advisers Fund; .720% for the Hartford Capital Appreciation Fund;
 .547% for the Hartford Bond Fund; .834% for the Hartford Dividend and Growth Fund; .454% for the Hartford Index Fund; .851% for the Hartford International Opportunities Fund; .477% for the Hartford Mortgage Securities Fund; .501% for the Hartford Stock Fund; .474% for the HVA Money Market Fund; .80% for the PCM Diversified Income Fund; .76% for the PCM Global Asset Allocation Fund; .77% for the PCM Global Growth Fund; .62% for the PCM Growth and Income Fund; .74% for the PCM High Yield Fund; .55% for the PCM Money Market Fund; .71% for the PCM New Opportunities Fund; .67% for the PCM U.S. Government and High Quality Bond Fund; .68% for the PCM Utilities Growth and Income Fund; .71% for the PCM Voyager Fund; .58% for the Equity-Income Portfolio; .92% for the Overseas Portfolio; and .80% for the Asset Manager Portfolio.

The investment adviser for the Hartford Funds is The Hartford Investment Management Company, Inc., a wholly-owned subsidiary of ILA. The Hartford Investment Management Company, Inc. retains a sub-investment adviser with respect to some of the Funds. The Putnam Funds are advised by The Putnam Management Company, a subsidiary of The Putnam Companies, Inc. The Fidelity Funds are managed by Fidelity Management & Research Company. See "Separate Account VL I," page ____.

FIXED ACCOUNT

Premium Payments and Cash Values allocated to the Fixed Account become part of the general assets of ILA. ILA invests the assets of the General Account in accordance with applicable law governing the investments of Insurance Company general accounts.

DEDUCTIONS FROM THE PREMIUM

Before the allocation of the premium to the Account Value, a deduction as a percentage of premium is made for the front-end sales load and premium taxes. The amount of each premium allocated to the Account Value is your Net Premium.

FRONT-END SALES LOAD

The front-end sales load of the premium deduction is based on the level of Scheduled Premiums, the length of the Guarantee Period, and the amount of any Unscheduled Premiums paid.

The maximum front-end sales load percentages are 50% of the premiums paid in the first Policy Year, 11% in Policy Years 2 through 10, and 3% in Policy Years 11 and later.

For all Guarantee Periods, the maximum amount of premium paid in any Policy Year subject to a front-end sales load is the Guideline Annual Premium. In addition, if Scheduled Premiums are less than the Guideline Annual Premium, the maximum amount of premium paid in the first Policy Year subject to a front-end sales load is the Scheduled Premium.

The actual schedule of front-end sales loads for any given Policy is specified in that Policy.

PREMIUM RELATED TAX CHARGE

We deduct a percentage of each premium to cover taxes assessed against ILA that are attributable to premiums. This percentage will vary by locale depending on the tax rates in effect there. The range is generally between 0% and 4%.

DEDUCTIONS AND CHARGES FROM THE ACCOUNT VALUE

We will subtract amounts from your Account Value to provide for the Monthly Deduction Amount. These will be taken on a Pro Rata Basis from the Fixed Account and Sub-Accounts on each Monthly Activity Date.

The Monthly Deduction Amount equals:

  (a)  the Cost of Insurance; plus
  (b)  the charges for additional benefits provided by rider, if any; plus
  (c)  the charges for "special" insurance class rating, if any; plus
  (d)  the Monthly Administrative Fee, plus
  (e)  the Mortality and Expense Risk Charge.

ILA may also set up a provision for income taxes against the assets of Separate Account VL I. See "Deductions and Charges From the Account Value, page ___ and "Federal Tax Considerations," page __.

The Mortality and Expense Risk Charge ranges from .90% annually for a Policy with a one-year Guarantee Period and decreases proportionately as the Guarantee Period gets longer to .60% on a Policy with a ten-year Guarantee Period.

Applicants should review the prospectuses for the Funds which accompany this Prospectus for a description of the charges assessed against the assets of each of the Funds.

SURRENDER CHARGES

A contingent deferred sales load ("Surrender Charge") is assessed against the Account Value of a Policy if the Policy lapses or is surrendered during the first nine Policy Years. The amount of the Surrender Charge applicable during the first Policy Year is established by ILA based on the premiums and the length of the Guarantee Period chosen by the Policy Owner. Subject to certain limits imposed by state insurance law, the Surrender Charge decreases by an equal amount each Policy Year until it reaches zero during the tenth Policy Year.

The actual schedule of Surrender Charges for any given Policy is set forth in that Policy. In addition, sales agents will provide, upon request, the schedule of Surrender Charges which would apply under any given circumstances.

The aggregate front-end sales load and Surrender Charge assessed if a Policy lapses or is surrendered (i.e., the total sales load) will not exceed the sales load limitations specified by the Securities and Exchange Commission. Generally, the total sales load under the Policy will not exceed 180% of the Guideline Annual Premium, or 9% of the sum of the Guideline Annual Premium that would be paid over a 20-year period. In cases where the anticipated life expectancy of the insured(s) named in the Policy is less than 20 years, the total sales load will not exceed 9% of the sum of the Guideline Annual Premiums for the shorter period.

LIMITS ON FRONT-END SALES LOADS AND SURRENDER CHARGES

Certain Federal securities and State insurance laws and regulations limit the front-end sales loads and surrender charges which can be assessed on these Policies. The front-end sales loads and surrender charges assessed in these Policies comply with these limitations.

Front-end sales loads and Surrender Charges which cover expenses relating to the sale and distribution of the contracts may be reduced for certain sales of the contracts under circumstances which may result in savings of such sales and distribution expenses.

CASH VALUE

As with many other types of insurance policies, each Policy will have a cash value ("Cash Value"). The Cash Value of the Policy will increase or decrease to reflect the interest credited to the Fixed Account and Loan Account, investment experience of the Sub-Accounts applicable to the Policy and deductions for the Monthly Deduction Amount. There is no minimum guaranteed Cash Value and the Policy Owner bears the risk of the investment in the Funds. See "Detailed Description of the Policy Benefits and Provisions - Cash Value," page ___.

POLICY LOAN

A Policy Owner may obtain a cash loan from ILA. The loan is secured by the Policy. At the time a loan is requested, the Indebtedness (including the currently applied for loan) may not exceed 90% of the Cash Value. See "Detailed Description of Policy Benefits and Provisions - Policy Loans," page __.

CHARGES AGAINST THE FUNDS

Separate Account VL I purchases shares of the Funds at net asset value. The net asset value of the Fund shares reflects investment advisory fees and administrative and other expenses already deducted from the assets of the Funds. These charges are described herein. See Charges Against the Funds, page _____.

THE RIGHT TO EXAMINE THE POLICY

An applicant has a limited right to return his or her Policy for cancellation. If the applicant returns the Policy within ten days after delivery of the Policy, or within 45 days after completion of the application, whichever is latest (subject to applicable state regulation), ILA will return to the applicant, within seven days thereafter, the premium paid.

SURRENDER/CONTINUATION OPTIONS

At any time prior to the Maturity Date, provided the Policy has a Cash Surrender Value, You may generally choose to have the Cash Surrender Value applied under one of the following options:

Option A - Surrender for Cash
Option B - Continue as Extended Term Insurance
Option C - Continue as Paid-Up Insurance

See "Detailed Description of Policy Benefits and Provisions," and
"Surrender/Continuation Options", pages ___.

TAX CONSEQUENCES

The current Federal tax law generally excludes all death benefit payments from the gross income of the Policy Beneficiary. See "Federal Tax Considerations," page ___.

             DETAILED DESCRIPTION OF POLICY BENEFITS AND PROVISIONS

                                     GENERAL

This Prospectus describes a flexible premium variable life insurance policy where the Purchaser of the Policy has considerable flexibility in selecting the timing and amount of premium payments. In addition, the Purchaser can select a Guarantee Period, from one to ten years, during which additional guarantees are provided such as the guarantee that the Death Benefit will be no less than the Initial Face Amount and the Policy will not lapse as long as certain Scheduled Premiums are paid or are provided for by favorable investment experience. As stated below, Unscheduled Premium payments are also allowed.

                                    PREMIUMS

PREMIUM PAYMENT FLEXIBILITY

A significant feature of the Policy is that it gives you the ability to pay amounts greater or less than the Scheduled Premiums.

Prior to issue, you can choose the level of the Scheduled Premiums, within a range determined by ILA, based on the Face Amount of the policy, the insured's sex (except where unisex rates apply), age at issue, and the insured's risk classification.

During the Guarantee Period, ILA will guarantee that the Policy will not lapse, regardless of the investment experience of the Funds, if you pay the Scheduled Premiums when due and the Indebtedness never exceeds the Cash Value. In addition, Unscheduled Premium payments are allowed during the Guarantee Period.

Even if you do not pay all Scheduled Premiums due during the Guarantee Period, the Policy will stay in force as long as the Policy Surplus exceeds the Indebtedness in the Policy.

After the Guarantee Period, you may change your Scheduled Premiums to any level you desire, and Unscheduled Premium payments are still allowed. Once the Guarantee Period has expired, the Policy will not lapse as long as the Cash Surrender Value is sufficient to cover the Monthly Deduction Amounts.

See also "Lapse and Reinstatement" on page ______ for more details.

SCHEDULED PREMIUMS

You have the right to pay Scheduled Premiums annually, semiannually, quarterly, or monthly. The first Scheduled Premium is due on the Policy Date. During the Guarantee Period, each Scheduled Premium after the first is due at the expiration of the period for which the preceding Scheduled Premium was paid. A Scheduled Premium may be paid at any time prior to its due date, subject to the premium limitations set forth by the Internal Revenue Code as indicated in the "Premium Limitation" section. See page ___.

During the Guarantee Period, if all Scheduled Premiums are paid when due and if Indebtedness does not exceed the Cash Value, the Policy will not terminate due to insufficient Cash Surrender Value, regardless of the investment experience of the Funds.

During the Guarantee Period, if you fail to pay a Scheduled Premium when due, and if, on the premium due date and for the rest of that Policy Year, the Policy Surplus exceeds the Indebtedness, payment of that Scheduled Premium will not be required in that year or in any future year. The Policy will not terminate due to this nonpayment. However, future Scheduled Premiums during the Guarantee Period will be required unless the Policy Surplus continues to exceed the Indebtedness in those future Policy Years. In addition, as is true with any premium, your Account Value and Policy Surplus in future years will be larger if you make the premium payment than if you do not.

For example, to determine whether or not non-payment of a Scheduled Premium in the second Policy Year would result in a lapse, You would compare the actual Account Value on the first Policy Anniversary to the first Target Account Value. If the actual Account Value was equal to or greater than the Target Account Value and the Indebtedness remained less than this Policy Surplus, failure to pay any Scheduled Premiums due in the second Policy Year would not result in a lapse.

After the Guarantee Period, ILA will send reminder notices for the Owner to pay Scheduled Premiums during the Insured's lifetime. Payment of the Scheduled Premium may not be sufficient to keep the policy in force after the end of the Guarantee Period.

UNSCHEDULED PREMIUMS

Any premium We receive under the Policy in an amount different from the Scheduled Premium will be considered an Unscheduled Premium. Unscheduled Premiums of at least $50.00 can be made at any time while the Policy is in force.

ALLOCATION OF PREMIUM PAYMENTS

The initial Net Premium will be allocated to Hartford Money Market Sub-Account on the later of the Policy Date or the date We receive the premium.

The value in this Hartford Money Market Sub-Account will then be allocated to the Fixed Account and Sub-Accounts according to the premium allocation specified in the application on the latest of 45 days after the application is signed, ten days after We receive the premium and the date We receive the final requirement to put the Policy in force.

Any additional Net Premiums received by Us prior to such date will be allocated to the Hartford Money Market Fund Sub-Account.

Upon written request, You may change the premium allocation. Portions allocated to the Fixed Account and Sub-Accounts must be whole percentages of 10% or more. Subsequent Net Premiums will be allocated on the date received, if such date is a Valuation Day, to the Fixed Account and Sub-Accounts according to Your most recent instructions, subject to the following. The Account Value may be allocated to no more than five of these. If We receive a premium and Your most recent allocation instructions would violate this requirement, We will allocate the Net Premium to the Fixed Account and Sub-Accounts according to Your previous premium allocation.

The owner receives several different types of notification as to what his current premium allocation is. The initial allocation chosen by the owner is shown in the contract. And, each transactional confirmation received after a premium payment will show how that premium has been allocated. In addition, each quarterly statement summarized the current premium allocation in effect for that contract.

ACCUMULATION UNITS

Net Premiums allocated to the Sub-Accounts are used to credit Accumulation Units to those Sub-Accounts.

The number of Accumulation Units in each Sub-Account to be credited to a Policy (including the initial allocation to Hartford Money Market Sub-Account) and the amount credited to the Fixed Account will be determined first by multiplying the Net Premium by the appropriate allocation percentage to determine the portion to be invested in the Fixed Account or Sub-Account. Each portion to be invested in a Sub-Account is then divided by the then Accumulation Unit Value of that particular Sub-Account next computed following receipt of the payment.

ACCUMULATION UNIT VALUES

The Accumulation Unit Value for each Sub-Account will vary to reflect the investment experience of the applicable Fund and will be determined on each Valuation Day by multiplying the Accumulation Unit Value of the particular Sub-Account on the preceding Valuation Day by a Net Investment Factor for that Sub-Account for the Valuation Period then ended. The Net Investment Factor for each of the Sub-Accounts is equal to the net asset value per share of the corresponding Fund at the end of the Valuation Period (plus the per share amount of any dividend or capital gain distributions paid by that Fund in the Valuation Period then ended) divided by the net asset value per share of the corresponding Fund at the beginning of the Valuation Period.

All valuations in connection with a Policy, e.g., with respect to determining Cash Value and Account Value and in connection with Policy Loans, or calculation of Death Benefits, or with respect to determining the number of Accumulation Units to be credited to a Policy with each premium payment, other than the initial premium payment, will be made on the date the request or payment is received by ILA at the National Service Center if such date is a Valuation Day; otherwise such determination will be made on the next succeeding date which is a Valuation Day.

PREMIUM LIMITATION

If premiums are received which would cause the Policy to fail to meet the definition of a life insurance policy in accordance with the Internal Revenue Code, We will refund the excess premium payments. We will refund such premium payments and interest thereon within 60 days after the end of a Policy Year.

Except for Scheduled Premiums that are required, a premium payment that results in an increase in the Death Benefit greater than the amount of the premium will be accepted only after We approve evidence of insurability.

                                   CASH VALUES

As with traditional life insurance, each Policy will have a Cash Value. The Cash Value is equal to the Account Value less any remaining Surrender Charges. There is no minimum guaranteed Cash Value.

The Account Value of a policy changes on a daily basis and will be computed on each Valuation Day. The Account Value will vary to reflect the investment experience of the Sub-Accounts, and the interest credited to the Fixed and Loan Accounts as well as the Monthly Deduction Amounts.

The Account Value of a particular Policy is related to the net asset value of the Funds (as provided daily by each Fund's custodian) associated with the Sub-Accounts, if any, to which premium payments on the Policy have been allocated. The Account Value in the Sub-Accounts on any Valuation Day is calculated by multiplying the number of Accumulation Units in each Sub-Account as of the Valuation Day by the current Accumulation Unit Value of that Sub-Account and then summing the result for all the Sub-Accounts. The Account Value equals the Account Value in the Sub-Accounts plus the value of the Fixed and Loan Accounts. The Cash Value is the Account Value minus any remaining Surrender Charge. The Cash Surrender Values which is the net amount available upon surrender of the Policy, is the Cash Value less any Indebtedness. See "The Policy - Accumulation Unit Values," page ____.

ILA does not expect to incur any Federal income tax on the earnings or realized capital gains attributable to the Separate Account. However, if ILA incurs income taxes attributable to the Separate Account or determines that such taxes may be incurred, it may assess a charge for taxes against the Separate Account.

AMOUNT PAYABLE ON SURRENDER OF THE POLICY

As long as the Policy is in effect, a Policy Owner may elect, without the consent of the Beneficiary (provided the designation of Beneficiary is not irrevocable), to fully surrender the Policy. Upon surrender, the Policy Owner will receive the Cash Surrender Value determined as of the day ILA receives the Policy Owner's written request or the date requested by the Policy Owner, whichever is later. The Cash Surrender Value equals the Cash Value less any Indebtedness. The Policy will terminate on the date of receipt of the written request, or the date the Policy Owner requests the surrender to be effective, whichever is later. For a complete description of the method of calculating your Account Value upon surrender, see "The Policy - Accumulation Unit
Values," page ____.

LOAD REFUND

If a Policy is surrendered during the first two Policy Years, the Policy Owner may be entitled to payment of a refund in addition to the Cash Surrender Value.

The refund will be equal to the excess, if any, of the sum of the actual front-end sales load charged to-date plus the Surrender Charge assessed upon Surrender over:

1. the sum of 30% of payments in aggregate amount less than or equal to one Guideline Annual Premium plus 10% of payments in aggregate amount greater than one Guideline Annual Premium but not more than two Guideline Annual Premiums; and

2.  9% of each payment made in excess of two Guideline Annual Premiums.

PARTIAL WITHDRAWALS

After the Guarantee Period, partial withdrawals are allowed. The minimum partial withdrawal allowed is $500.00. The maximum partial withdrawal is the Cash Surrender Value, less $1,000.00. A partial withdrawal charge of up to $50.00 may be charged. One partial withdrawal is allowed each Policy Year. The Face Amount is reduced by the amount of the Partial Withdrawal. Unless specified otherwise, the Partial Withdrawal will be deducted on a Pro Rata Basis from the Fixed Account and the Sub-Accounts.

                           TRANSFERS OF ACCOUNT VALUE

AMOUNT AND FREQUENCY OF TRANSFERS

Upon request and as long as the Policy is in effect, You may transfer amounts among the Fixed Account and Sub-Accounts.

The amounts which may be transferred and the number of transfers will be limited by Our rules then in effect.

Currently there are no restrictions on transfers other than those described below. There is no charge currently for the first four (4) transfers in any Policy Year. Each subsequent transfer is subject to a $25 Transfer Charge.

We reserve the right at a future date to limit the size of transfers and remaining balances, and to limit the number and frequency of transfers.

TRANSFERS TO OR FROM SUB-ACCOUNTS

In the event of a transfer from a Sub-Account, the number of Accumulation Units credited to the Sub-Account from which the transfer is made will be reduced. The reduction will be determined by dividing:

1.   the amount transferred by,
2. the Accumulation Unit Value for that Sub-Account on the Valuation Day We receive Your request for transfer In Writing.

In the event of a transfer to a Sub-Account, We will increase the number of Accumulation Units credited to the Sub-Account. The increase will equal:

1.   the amount transferred divided by,
2. the Accumulation Unit Value for that Sub-Account determined on the Valuation Day We receive your request for transfer in writing.

TRANSFERS FROM THE FIXED ACCOUNT

In addition to the conditions above, transfers from the Fixed Account are subject to the following:

(a) the transfer must occur during the 30-day period following each Policy Anniversary; and

(b) if the Accumulated Value in Your Fixed Account exceeds $1,000, the amount transferred in any Policy Year may be no larger than 25% of the Accumulated Value in the Fixed Account on the date of transfer.

                                  POLICY LOANS

As long as the Policy is in effect, a Policy Owner may obtain, without the consent of the Beneficiary (provided the designation of Beneficiary is not irrevocable), a cash loan from ILA. The total Indebtedness at the time of the new loan (including the accrued interest on prior loans plus the currently applied for loan) may not exceed 90% of the Cash Value.

The amount of each loan will be transferred on a Pro Rata Basis from the Fixed Account and each of the Sub-Accounts (unless the Policy Owner specifies otherwise) to the Loan Account. The Loan Account is a mechanism used to ensure that any outstanding Indebtedness remains fully secured by the Account Value.

LOAN INTEREST

Interest will accrue daily on the Indebtedness at the Policy Loan Interest Rate indicated in the Policy. The difference between the value of the Loan Account and the Indebtedness will be transferred on a Pro Rata Basis from the Fixed Account and Sub-Accounts to the Loan Account on each Monthly Activity Date.

CREDITED INTEREST

During the first ten Policy Years, any amounts in the Loan Account will be credited with interest at a rate equal to the Policy Loan Rate, minus 2%. For Policy Years 11 and beyond, except for Preferred Loans described below, the Loan Account will be credited with interest at a rate equal to the Policy Loan Rate applicable to that Indebtedness, minus 1%.

PREFERRED LOAN

If, any time after the tenth Policy Anniversary, the Cash Value exceeds the total of all premiums paid since issue, a Preferred Loan is available. The amount available for a Preferred Loan is the amount by which the Cash Value exceeds total premiums paid. The amount of the Loan Account which equals a Preferred Loan will be credited with interest at a rate equal to the Policy Loan Rate. The amount of Indebtedness that qualifies as a Preferred Loan is determined on each Monthly Activity Date.

LOAN REPAYMENTS

You can repay any part of or the entire loan at any time.

The amount of loan repayment will be deducted from the Loan Account and will be allocated among the Fixed Account and Sub-Accounts in the same percentage as premiums are allocated.

TERMINATION DUE TO EXCESSIVE INDEBTEDNESS

If total Indebtedness equals or exceeds the Cash Value, the Policy will terminate 61 days after we have mailed notice to your last known address and that of any assignees of record. If sufficient loan repayment if not made by the end of this 61 day period, the Policy will end without value.

EFFECT OF LOANS ON ACCOUNT VALUE

A loan, whether or not repaid, will have a permanent effect on the Account Value because the investment results of each Sub-Account will apply only to the amount remaining in such Sub-Accounts. In addition, the rate of interest credited to the Fixed Account will usually be different than the rate credited to the Loan Account. The longer a loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If the Fixed Account and Sub-Accounts earn more than the annual interest rate for funds held in the Loan Account, a Policy Owner's Account Value will not increase as rapidly as it would have had no loan been made. If the Fixed Account and Sub-Accounts earn less than the Loan Account, the Policy Owners Account Value will be greater than it would have been had no loan been made. Also, if not repaid, the aggregate amount of the outstanding loan (i.e., the Indebtedness) will reduce the Death Proceeds and Cash Surrender Value otherwise payable.

                                 DEATH  BENEFIT

The Policies provide for the payment of the Death Proceeds to the named Beneficiary when the Insured under the Policy dies. The Death Proceeds payable to the Beneficiary equal the Death Benefit less any Indebtedness. The Death Benefit depends on the Death Benefit Option selected by You.

DEATH BENEFIT OPTION

There are three Death Benefit Options: the Level Death Benefit Option, the Return of Account Value Death Benefit Option and the Return of Premium Death Benefit Option. Subject to the Minimum Death Benefit described below, the Death Benefits under each option are:

1.   Under the Level Death Benefit Option, the Death Benefit is the Face Amount.

2. Under the Return of Account Value Death Benefit Option, the Death Benefit is the Face Amount plus the Account Value.

3. Under the Return of Premium Death Benefit Option, the Death Benefit is the Face Amount plus the sum of the Scheduled Premiums paid.

OPTION CHANGE

After the Guarantee Period, You may change the Return of Scheduled premium or Return of Account Value Death Benefit to the Level Death Benefit. If that option Change is elected, the Face Amount will become that amount available as a Death Benefit immediately prior to the Option Change.

DEATH BENEFIT GUARANTEE

During the Guarantee Period, if all Scheduled Premiums are paid when due and if Indebtedness does not exceed the Cash Value, the Policy will not terminate due to insufficient Cash Surrender Value, regardless of the investment experience of the Funds.

MINIMUM DEATH BENEFIT

Notwithstanding the above, there is a minimum Death Benefit equal to the Account Value multiplied by a specified percentage. This percentage varies according to the Insured's Issue Age, Attained Age, sex (where unisex rates are not used), and insurance class and are specified in the Policy.

     EXAMPLES OF THE MINIMUM DEATH BENEFIT:

                                            A              B
                                        --------       --------
Face Amount:                            $100,000       $100,000
Account Value on Date of Death:           46,500         34,000
Specified Percentage:                      250%           250%
Death Benefit Option:                     Level          Level

In Example A, the minimum Death Benefit equals $116,250, i.e., the greater of $100,000 (the Face Amount) or $116,250 (the Account Value at the Date of Death of $46,500, multiplied by the specified percentage of 250%). This amount less any outstanding loans constitutes the Death Proceeds which we would pay to the Beneficiary.

In Example B, the death benefit is $100,000, i.e., the greater of $100,000 (the Face Amount) or $85,000 (the Account Value of $34,000 multiplied by the specified percentage of 250%).

All or part of the Death Proceeds may be paid in cash or applied under a "Payment Option." See "Other Matters - Payment Options," page ___.

INCREASES AND DECREASES IN FACE AMOUNT

At any time after the Guarantee Period, You may request a change in the Face Amount by writing to Us.

The minimum Face Amount for an increase or decrease will be based on Our rules then in effect.

All requests to increase the Face Amount must be applied for on a new application and accompanied by the Policy. All requests will be subject to evidence of insurability satisfactory to Us. Any increase approved by Us will be effective on the date shown on the new policy specifications page provided that the deduction for the Cost of Insurance for the first month is made. The Monthly Administrative Fee on the first Monthly Activity Date on or after the effective date of the increase will reflect a charge for the increase.

A decrease in the Face Amount will be effective on the Monthly Activity Date following the date We receive the request. The remaining Face Amount must not be less than Our minimum rules then in effect. Decreases will be applied:

(a)  to the most recent increase; then
(b)  successively to each prior increase, and then
(c)  to the Initial Face Amount.

If You ask to decrease Your Face Amount below the Initial Face Amount, We will deduct a portion of any remaining Surrender Charge from Your Account Value.
This will be done on a Pro Rata Basis. Your Surrender Charge will be reduced by the same amount.

The amount of the reduction will be equal to:

(a)  the Initial Face Amount minus the requested Face Amount, times
(b) the Surrender Charge on the date of the request to change the Face Amount, divided by
(c)  the Initial Face Amount.

We reserve the right to limit the number of increases or decreases made under the Policy to no more than one in any 12 month period.

                              BENEFITS AT MATURITY

If the Insured is living on the "Maturity Date" (the anniversary of the Policy Date on which the Insured is attained age 100), on surrender of the Policy to ILA, ILA will pay to the Policy Owner the Cash Surrender Value. On the Maturity Date, the Policy will terminate and ILA will have no further obligations under the Policy.

                             LAPSE AND REINSTATEMENT

POLICY SURPLUS

We use the Policy Surplus to determine whether or not a policy will terminate if Scheduled Premiums are not paid when due. If the Policy Surplus is greater than zero for a Policy Year, the Scheduled Premiums may not be required. If, however, the Policy Surplus for a Policy Year during the Guarantee Period is zero, all Scheduled Premiums due in that year are required.

Here is how we determine the Policy Surplus.

The Policy Surplus for the first Policy Year is zero.
The Policy Surplus for each subsequent Policy Year is (a) minus (b), but never less than zero where:

(a)  is the Account Value at the end of the previous Policy Year; and
(b) is the Target Account Value for the previous Policy Year. The Target Account Values are shown in the Policy.

The Target Account Value on each anniversary is the Account Value, determined at issue, that would result on each anniversary assuming all Annual Scheduled Premiums were paid when due (including the one due on that anniversary for the next Policy Year), a 6% net yield on assets (after fund level charges but before the mortality and expense risk charge is deducted) and current cost of insurance and expense charges.

Once determined for a given Policy Year, the Policy Surplus remains constant for the entire Policy Year.

LAPSE AND GRACE PERIOD

During the Guarantee Period: If, on any given Monthly Activity Date the Policy Surplus for that Policy Year is zero or less than the Indebtedness, all Scheduled Premiums due in that Policy Year, on or before that date are required to keep the Policy in force. For any such required Scheduled Premium not paid on or before its due date, We will allow a grace period which ends 61 days after that Monthly Activity Date. During this time the Policy will continue in force. If any such required Scheduled Premium is not paid by the end of this grace period, the Policy will terminate except as provided under the Non-Forfeiture Options or unless You have elected the Automatic Premium Loan Option and there is sufficient Cash Value to cover the amounts due.

After the Guarantee Period: The Policy may terminate 61 days after a Monthly Activity Date on which the Cash Surrender Value is less than zero. The 61-day period is the Grace Period. If sufficient premium is not paid by the end of the Grace Period, the Policy will terminate without value. ILA will mail the Owner and any assignee written notice of the amount of premium that will be required to continue the Policy in force at least 61 days before the end of the Grace Period. The premiums required will be no greater then the amount required to pay three Monthly Deduction Amounts as of the day the Grace Period began. If that premium is not paid by the end of the Grace Period, the policy will terminate.

REINSTATEMENT

Prior to the death of the Insured, and unless the Policy has been surrendered for cash, the Policy may be reinstated prior to the Maturity Date, provided:

(a)  You make Your request within five years;
(b)  satisfactory evidence of insurability is submitted;
(c)  You pay all overdue required Scheduled Premiums, if any; and

(d) if, at the time of reinstatement, the Guarantee Period has expired, and, if the amount paid in (c) is insufficient to do so, sufficient premium must be paid to:

     (i) cover all Monthly Deduction Amounts that are due and unpaid during the Grace Period, and
     (ii) keep the Policy in force for three months after the date of reinstatement.

The Face Amount of the reinstated Policy cannot exceed the Face Amount at the time of lapse. The Account Value on the reinstatement date will reflect:

(a)  The Account Value at the time of termination; plus
(b)  Net Premiums attributable to premiums paid at the time of reinstatement;
     minus
(c) a charge to reflect the benefits, if any, provided under the Extended Term or Reduced Paid-Up Options.

The Surrender Charges for the reinstated policy will be the same as they would have been on the original policy had no lapse and subsequent reinstatement taken place.

Upon reinstatement, any Indebtedness at the time of termination must be repaid or carried over to the reinstated Policy.

AUTOMATIC PREMIUM LOAN OPTION

If You elect this option, We will automatically process a Policy Loan to pay any Scheduled Premium which is due and not paid by the end of its grace period following the due date. You may elect this option in the application or by requesting it In Writing while no Scheduled Premium is outstanding beyond its due date.

The Automatic Premium Loan Option will not be available if:

(a)  You have revoked the election In Writing; or
(b) the loan amount needed to pay any unpaid Scheduled Premium would exceed the Cash Surrender Value on the most recent Scheduled Premium due date.

In either instance, the Surrender/Continuation Options will apply as of the end of the Grace Period.

                         THE RIGHT TO EXAMINE THE POLICY

An Applicant has a limited right to return a Policy for cancellation. If the Policy is returned, by mail or personal delivery to ILA or to the agent who sold the Policy, to be canceled within ten days after delivery of the Policy to the Policy Owner, or within 45 days of completion of the Policy application, (whichever is later, and subject to applicable state regulation), ILA will return the premium payment to the Applicant within seven days.

                         SURRENDER/CONTINUATION OPTIONS

At any time prior to the Maturity Date, provided the Policy has a Cash Surrender Value, You may choose to have the Cash Surrender Value applied under one of the following options:

Option A - Surrender for Cash
Option B - Continue as Extended Term Insurance
Option C - Continue as Paid-Up Insurance

In addition, if during the Guarantee Period:

(a) a Scheduled Premium which is required is not paid by the end of the Grace Period; and
(b) the Automatic Premium Loan Option is not elected or not available due to insufficient Cash Surrender Value.

You may choose one of the above options. You may notify Us of Your choice In Writing within 61 days after the due date of the outstanding Scheduled Premium. In the absence of such notification, We will automatically apply the Cash Surrender Value to Option B unless the insurance class shown in your Policy is "special" in which case the automatic Option will be Option C. If the Policy has no Cash Surrender Value, it will terminate at the end of the Grace Period.

WHEN EFFECTIVE - The effective date of this benefit will be the earlier of:

(a)  the date We receive Your request; or
(b)  the end of the Grace Period.

When a Surrender/Continuation Option becomes effective, all benefit riders attached to the Policy will terminate unless otherwise provided in the Rider.

OPTION DESCRIPTIONS

Option A - Surrender for Cash

If You choose this option, You must surrender the policy to Us. We will pay You the Cash Surrender Value at the time of surrender, and Our liability under the Policy will cease.

Option B - Continue as Extended Term Insurance. This option is not available unless the insurance class shown in the Policy is "Standard" or "Preferred." If you choose this option, the Extended Term Insurance Death Benefit will be the Death Benefit in effect on the effective date of the non-forfeiture benefit less any Indebtedness. The term period will begin on the effective date of this benefit and will extend for a period of time equal to that which the Cash Surrender Value will provide as a net single premium at the Insured's then Attained Age. At the end of that term period, Our liability under the policy will cease. We will pay You any Cash Surrender Value not used to provide Extended Term Insurance.

Option C - Continue as Paid-Up Insurance.   If You choose this option, the
Policy will continue as Paid-Up Life Insurance. The amount of Paid-Up Life Insurance will be calculated using the Cash Surrender Value of the Policy as a net single premium as of the effective date of this benefit at the then Attained Age of the Insured. ILA reserves the right to require evidence of insurability or limit the amount of the benefit if the Paid-Up amount exceeds the Death Benefit in effect on the effective date of this benefit. We will pay You any Cash Surrender Value not used to provide Paid-Up Insurance.

If the Policy is continued under Option B or Option C above, the Cash Surrender Value available within 30 days after any Policy Anniversary will not be less than the Cash Value on such Policy Anniversary minus any Indebtedness.

                       VALUATION OF PAYMENTS AND TRANSFERS

We value the Policy on every Valuation Day.

We will pay Death Proceeds, Cash Surrender Values, Partial Withdrawals, and loan amounts attributable to the Sub-Accounts within seven (7) days after We receive all the information needed to process the payment unless the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the Securities and Exchange Commission (SEC) or that the SEC declares that an emergency exists.

ILA may defer payment of any amounts not attributable to the Sub-Accounts for up to six months from the date on which we receive the request.

                              LAST SURVIVOR POLICY

In the future, in addition to the "Single Life" version of the Policy, there may be Policies sold on a "Last Survivor" basis. These Policies operate in a manner almost identical to the "Single Life" version. The "Last Survivor" Policies involve two Insureds. The Death Proceeds are paid on the death of the last Insured (the "Last Surviving Insured"). The Cost of Insurance charges are determined in a manner that reflects the anticipated mortality of the two Insured's.

The other significant differences between the "Last Survivor" and "Single Life" versions are listed below.

1. For a Policy to be reinstated, both Insureds must be alive on the date of reinstatement.

2.   The Extended Term Insurance Continuation Option is not available.

                            APPLICATION FOR A POLICY

Individuals wishing to purchase a Policy must submit an application to ILA. Within limits, an applicant may choose the Scheduled Premiums and the Initial Face Amount and the Guarantee Period. A Policy generally will be issued only on the lives of insureds age 80 and under who supply evidence of insurability satisfactory to Hartford. Acceptance is subject to ILA's underwriting rules and ILA reserves the right to reject an application for any reason. No change in the terms or conditions of a Policy will be made without the consent of the Policy Owner.

The Policy will be effective on the Policy Date only after ILA has received all outstanding delivery requirements and received the initial premium. The Policy Date is the date used to determine all future cyclical transactions on the Policy, e.g., Monthly Activity Date, Policy Months and Policy Years.

                           DEDUCTIONS FROM THE PREMIUM

Before the allocation of the premium payment to the Account Value, a deduction as a percentage of premium is made for the front-end sales load and premium taxes. The amount of each premium allocated to the Account Value is your Net Premium.

FRONT-END SALES LOAD

The front-end sales load of the premium deduction is based on the level of Scheduled Premiums, the length of the Guarantee Period, and the amount of any Unscheduled Premiums paid.

The maximum front-end sales load percentages for Policies are 50% of the premiums paid in the first Policy Year, 11% in Policy Years 2 through 10, and 3% in Policy Years 11 and later.

For all Guarantee Periods, the maximum amount of premium paid in any Policy Year that is subject to a front-end sales load is the Guideline Annual Premium. In addition, if Scheduled Premiums are less than the Guideline Annual Premiums, the maximum amount of premium paid in the first Policy Year subject to a front-end sales load is the Scheduled Premium.

The actual schedule of front-end sales loads for any given Policy is specified in that Policy.

Generally, the shorter the Guarantee Period, the lower the front-end sales loads. The levels range from those for the ten-year Guarantee Period cited above to 0% on a contract with a One Year Guarantee Period. However, there are other contractual charges that are lower for longer Guarantee Periods. See "Guarantee Period" for a further description.

For an example of the effect of Front-End Sales Loads, see "Examples of Front-End Sales Loads and Surrender Charges," page ____.

PREMIUM RELATED TAX CHARGE

We deduct a percentage of each premium to cover taxes assessed against ILA that are attributable to premiums. This percentage will vary by locale depending on the tax rates in effect there.

                  DEDUCTIONS AND CHARGES FROM THE ACCOUNT VALUE

MONTHLY DEDUCTION AMOUNTS

On the Policy Date and on each subsequent Monthly Activity Date, ILA will deduct an amount (the "Monthly Deduction Amount") from the Account Value to cover certain charges and expenses incurred in connection with a Policy. Each Monthly Deduction Amount will be deducted on a Pro Rata Basis from the Fixed Account and each of the Sub-Accounts. The Monthly Deduction Amount will vary from month to month.

The Monthly Deduction Amount equals:

(a)   the charge for the Cost of Insurance; plus
(b)   the charges for additional benefits provided by rider, if any; plus
(c)   the charges for "special" insurance class rating, if any; plus
(d)   the Monthly Administrative Fee; plus
(e)   the Mortality and Expense Risk Charge

(a)  COST OF INSURANCE CHARGE

     The charge for the Cost of Insurance is equal to:

     (i)    the Cost of Insurance rate per $1,000; multiplied by
     (ii)   the amount at risk; divided by
     (iii)  $1,000

     The amount at risk equals the Death Benefit less the Account Value on that date, prior to assessing the Monthly Deduction Amount.

     The cost of insurance charge is to cover ILA's anticipated mortality costs. For standard risks, the cost of insurance rate will not exceed those based on the 1980 Commissioners Standard Ordinary Mortality Table. A table of guaranteed cost of insurance rates per $1,000 will be included in each Policy; however, ILA reserves the right to use rates less than those shown in the table. Substandard risks will be charged a higher cost of insurance rate that will not exceed rates based on a multiple of the 1980 Commissioners Standard Ordinary Mortality Table. The multiple will be based on the insured's risk class. ILA will determine the cost of insurance rate at the start of each Policy Year. Any changes in the cost of insurance rate will be made uniformly for all insureds in the same risk class.

     Because the Account Value and the Death Benefit Amount under a Policy may vary from month to month, the cost of insurance charge may also vary on each Monthly Activity Date.

(b)  RIDER CHARGE

     If the policy includes riders, a charge is made applicable to the riders from the Account Value on each Monthly Activity Date.

     The charge applicable to these riders is to compensate ILA for anticipated cost of providing these benefits and are specified on the applicable rider.

     The Riders available are described on page ____ under "Supplemental Benefits" section.

(c)  SPECIAL CLASS CHARGE

     A charge for a special insurance class rating of the Insured may be made against the Account Value, if applicable. This charge is to compensate ILA for the additional mortality risk associated with individuals in these classes.

(d)  MONTHLY ADMINISTRATIVE FEE AND OTHER EXPENSE CHARGES AGAINST SUB-ACCOUNTS

     ILA will assess a monthly administrative charge to compensate ILA for administrative costs in connection with the Policies. This charge will be $8.33 per month initially and is guaranteed never to exceed that level during the Guarantee Period. After the Guarantee Period, this charge is guaranteed never to exceed $12.00 per month. This charge covers the average expected cost for these expenses.

     In addition, in the first Policy Year, there is a monthly first year charge to compensate ILA for the up-front costs to underwrite and issue a policy. This additional first year charge, subject to certain maximums, is equal to $8.33 per month plus an amount that varies by issue age and the Initial Face Amount (IFA). This additional first year charge and the maximums are summarized in the chart below for some sample ages.

                 Additional First Year                   Maximum
    Issue Age    Monthly Charge                          Monthly Amount
    ---------    --------------                          --------------

       25        $8.33 plus $.0333 per $1,000 of IFA        $50.00
       35        $8.33 plus $.0375 per $1,000 of IFA        $54.17
       45        $8.33 plus $.0417 per $1,000 of IFA        $62.50
       55        $8.33 plus $.0625 per $1,000 of IFA        $62.50
       65        $8.33 plus $.0708 per $1,000 of IFA        $62.50

(e) MORTALITY AND EXPENSE RISK CHARGE: A charge is made for mortality and expense risks assumed by ILA. This charge is allocated to ILA's general account. ILA may profit from this charge. See also, "Policy Benefits and Rights - Cash Value," page ___.

     The Mortality and Expense Risk Charge for any Monthly Activity Date is equal to:

     (i)  the Mortality and Expense Risk Rate; multiplied by
     (ii) the portion of the Account Value allocated to the Sub-Account on the Monthly Activity Date prior to assessing the Monthly Deduction Amount.

     The Mortality and Expense Risk Rate on any give Contract will be the same both during and after the Guarantee Period.

     The longer the Guarantee Period, the lower the Mortality and Expense Risk Rate. The levels range from .90% annually for a Policy with a one-year Guarantee Period and this level decreases proportionately as the Guarantee Period gets longer to .60% on a Policy with a ten-year Guarantee Period. There are other contractual charges that are higher for longer Guarantee Periods. See "Guarantee Period" for a fuller description.

     The mortality risk assumed is that the actual cost of insurance charges specified in the Policy will be insufficient to meet actual claims. ILA also assumes the risk of the Death Benefit Guarantee during the Guarantee Period. See "Policy Benefits and Rights -- Death Benefit Guarantee ", page ____. The expense risk assumed is that expenses incurred in issuing and administering the Policies will exceed the Administrative charges set in the Policy.

SURRENDER CHARGES

A contingent deferred sales load ("Surrender Charge") is assessed against the Account Value of a Policy if the Policy lapses or is surrendered during the first nine Policy Years. The amount of the Surrender Charge applicable during the first Policy Year is established by ILA based on the premiums paid during the first year and the length of the Guarantee Period chosen by the Policy Owner. Subject to certain limits imposed by state insurance law, the Surrender Charge decreases by an equal amount each Policy Year until it reaches zero during the tenth Policy Year.

Specifically, the maximum first year Surrender Charge under a Policy is equal to the sum of (i) a specified percentage of the Scheduled Premium up to the Guideline Annual Premium and (ii) 5% of the excess, of the first year premium over the Guideline Annual Premium. The longer the Guarantee Period, the higher the percentage is which is used in the preceding calculation. This percentage is equal to 110% with respect to Policies with a ten-year Guarantee Period and decreases as the Guarantee Period chosen decreases to 10% for Policies with a one-year Guarantee Period. However, there are other contractual charges that are lower for longer Guarantee Periods. See "Guarantee Period" for a fuller description.

The actual schedule of Surrender Charges for any given Policy is set forth in that Policy. In addition, sales agents will provide, upon request, the schedule of Surrender Charges which would apply under any given circumstances.

The aggregate front-end sales load and Surrender Charge assessed if a Policy lapses or is surrendered (i.e., the total sales load) will not exceed the sales load limitations specified by the Securities and Exchange Commission. Generally, the total sales load under the Policy will not exceed 180% of the Guideline Annual Premium, or 9% of the sum of the Guideline Annual Premium that would be paid over a 20-year period. In cases where the anticipated life expectancy of the insured(s) named in the Policy is less than 20 years, the total sales load will not exceed 9% of the sum of the Guideline Annual Premiums for the shorter period.

For an example of the effect of Surrender Charges, see "Examples of Front-End Sales Loads and Surrender Charges", see below.

EXAMPLES OF FRONT-END SALES LOADS AND SURRENDER CHARGES

An example of the actual Front-End Sales Loads and Surrender Charge schedule as well as and the impact of the refund of the excess load, if any, (see Load Refund on page ___) for a Policy with a ten-year Guarantee Period is shown below. This example uses the same specific information (i.e., issue age, face amount, premium level etc.) as the illustration on page _____ of the prospectus.

      Death Benefit Option:                       Level
      Face Amount:                                $250,000
      Guarantee Period:                           10 years
      Issue Age/Sex/Class:                        45/Male/Preferred
      Scheduled Premium:                          $3,558.17 per year
      Guideline Annual Premium:                   $4,819.38
      Assumed Gross Annual Investment Return:     0%

                     IMPACT OF SURRENDER CHARGES/LOAD REFUND

                                                                    Impact of        Net
                   Front-End            Gross                       Refund of        Charge
Policy Year(s)    Sales Loads           Surrender Charge     -      Excess Loads  =  (Refund)
--------------    -----------           ----------------            ------------     --------
     1              $1779               $3,914 (110% of $3,558.17)     $1724          $2190
     2                391                3,479                          3964           (485)
     3                391                3,044                             0           3044
     4                391                2,609                             0           2609
     5                391                2,174                             0           2174
     6                391                1,740                             0           1740
     7                391                1,305                             0           1305
     8                391                  870                             0            870
     9                391                  435                             0            435
     10               391                    0                             0              0
     11 and later     107                    0                             0              0

An example of the actual Front-End Sales Loads and Surrender Charge schedule as well as the impact of the refund of the excess load, if any, (see Load Refund on page __) for a Policy with a one-year Guarantee Period is shown below. This example uses the same specific information (i.e., issue age, face amount, premium level) as the illustration on page ___ of the prospectus.

Death Benefit Option:              Level
Face Amount:                       $250,000
Guarantee Period:                  1 Year
Issue Age/Sex/Class:               45/Male/Preferred

Scheduled Premium:                 $3,558.17 per year
Guideline Annual Premium:          $4,368.50
Assumed Hypothetical Gross
  Annual Investment Return:        0%

                     IMPACT OF SURRENDER CHARGES/LOAD REFUND

                                                                      Impact of         Net
                   Front-End              Gross                       Refund of       Charge
Policy Year(s)    Sales Loads          Surrender Charge    -         Excess Loads  = (Refund)
--------------    -----------          ----------------              ------------     ------
     1                  0              $356 (10% of $3,558.17)           $0           $356
     2                  0               316                                0            316
     3                  0               277                                0            277
     4                  0               237                                0            237
     5                  0               198                                0            198
     6                  0               158                                0            158
     7                  0               119                                0            119
     8                  0                79                                0             79
     9                  0                40                                0             40
     10 and later       0                 0                                0              0

CHARGES AGAINST THE FUNDS

The investment advisers charge the Funds on daily investment management fee as compensation for services. The following Table shows the fee charged for each Fund available for investment by Policy Owners.

     Fund                                       Annual Investment Management Fee
     ----                                          as a Percentage of Average
     Hartford Funds                                     Daily Net Assets
     --------------                                     ----------------

     Hartford Capital Appreciation Fund,
       Hartford Advisers Fund,
       Hartford International Opportunities Fund,
       and Hartford Dividend and Growth Fund             .575% - .425%
     Hartford Bond Fund
       and Hartford Stock Fund                           .325% - .25%
     Hartford Index Fund                                 .20%
     Hartford Mortgage Securities Fund
       and HVA Money Market Fund                         .25%

     Putnam Funds
     ------------

     PCM Diversified Income Fund,
       PCM Global Asset Allocation Fund,
       PCM High Yield Fund,
       and PCM Voyager Fund                              .70% - .50%
     PCM Growth and Income Fund                          .65% - .45%
     PCM Money Market Fund                               .45% - .25%
     PCM Global Growth Fund,
       PCM New Opportunities Fund,
       PCM U.S. Government and
         High Quality Bond Fund
       PCM Utilities Growth and Income Fund              .60%

     Fidelity Funds
     --------------

     Equity-Income Portfolio               Group Fee rate:  .30% - .52%
                                           Individual Portfolio Fee Rate:  .20%

     Overseas Portfolio                    Group Fee rate:  .30% - .52%
                                           Individual Portfolio Fee Rate:  .45%

     Asset Manager Portfolio               Group Fee rate:  .30% - .52%
                                           Individual Portfolio Fee Rate:  .40%

     TAXES

     Currently, no charge is made to Separate Account VL I for federal state, and local taxes that may be attributable to Separate Account VL I. A change in the applicable federal, state or local tax laws which impose tax on ILA and/or Separate Account VL I may result in a charge against the Policy in the future. Charges for other taxes, if any, attributable to Separate Account VL I may also be made.

                                   THE COMPANY

ITT Hartford Life and Annuity Insurance Company ("ILA"), formerly ITT Life Insurance Corporation, is domiciled in the state of Wisconsin at Suite 2100, 111 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, with its principal office at 505 Highway 169 North, Minneapolis, Minnesota 55441; however, its mailing address is: P.O. Box 2999, Hartford, CT 06104-2999.

ILA was incorporated in January 9, 1956 and commenced business July 1, 1965. It is a stock life insurance company engaged in the business of writing both individual and group life insurance and annuities in all states including the District of Columbia, except New York.

ILA is a wholly owned subsidiary of Hartford Life Insurance Company. ILA is ultimately 100% owned by Hartford Fire Insurance Company, one of the largest multiple lines insurance carriers in the United States. On December 20, 1995, Hartford Fire Insurance Company became an independent, publicly traded corporation.

ILA has an A++ (superior) rating from A.M. Best and Company, Inc. ILA has an AA+ rating from both Standard & Poor's and Duff and Phelps on the basis of its claims paying ability. These ratings do not apply to the performance of the Separate Account. However, the policy obligations under this variable life insurance policy are the general corporate obligations of ILA. These ratings do apply to ILA's ability to meet its insurance obligations under the policy.

ILA is subject to Wisconsin law governing insurance companies and is regulated and supervised by the Wisconsin Commissioner of Insurance. An annual statement in a prescribed form must be filed with that Commissioner on or before March 1st in each year covering the operations of ILA for the preceding year and its financial condition on December 31st of such year.

Its books and assets are subject to review or examination by the Commissioner or his agents at all times, and a full examination of its operations is conducted by the National Association of Insurance Commissioners ("NAIC") at least once in every four years. In addition, ILA is subject to the insurance laws and regulations of any jurisdiction in which it sells its insurance policies. ILA is also subject to various Federal and state securities laws and regulations.

                              SEPARATE ACCOUNT VL I

GENERAL

Separate Account VL I is a separate account of ILA established on June 8, 1995, pursuant to the insurance laws of the State of Connecticut and organized as a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940. Under Connecticut law, the assets of Separate Account VL I are held exclusively for the benefit of Policy Owners and persons entitled to payments under the Policies. The assets for Separate Account VL I are not chargeable with liabilities arising out of any other business which ILA may conduct.

FUNDS

The assets of each Sub-Account of Separate Account VL I are invested exclusively in one of the Funds. A Policy Owner may allocate premium payments among the Sub-Accounts. Policy Owners should review the following brief descriptions of the investment objectives of each of the Funds in connection with that allocation. There is no assurance that any of the Funds will achieve its stated objectives. Policy Owners are also advised to read the prospectuses for each of the Funds accompanying this prospectus for more detailed information.

                                 HARTFORD FUNDS

HARTFORD ADVISERS FUND, INC.

To achieve maximum long term total rate of return consistent with prudent investment risk by investing in common stock and other equity securities, bonds and other debt securities, and money market instruments. The investment adviser will vary the investments of the Fund among equity and debt securities and money market instruments depending upon its analysis of market trends. Total rate of return consists of current income, including dividends, interest and discount accruals and capital appreciation.

HARTFORD BOND FUND, INC.

To achieve maximum current income consistent with preservation of capital by investing primarily in bonds.

HARTFORD CAPITAL APPRECIATION FUND, INC. (formerly the "Hartford Aggressive Growth Fund, Inc.)

To achieve growth of capital by investing in equity securities selected solely on the basis of potential for capital appreciation; income, if any, is an incidental consideration.

HARTFORD DIVIDEND AND GROWTH FUND, INC.

To achieve a high level of current income consistent with growth of capital and reasonable investment risk by investing primarily in equity securities and securities convertible into equity securities.

HARTFORD INDEX FUND, INC.

To provide investment results which approximate the price and yield performance of publicly-traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Price Index. The Fund is neither sponsored by, nor affiliated with, Standard & Poor's Corporation.

HARTFORD INTERNATIONAL OPPORTUNITIES FUND, INC.

To achieve long-term total return consistent with prudent investment risk through investment primarily in equity securities issued by foreign companies.

HARTFORD MORTGAGE SECURITIES FUND, INC.

To achieve maximum current income consistent with safety of principal and maintenance of liquidity by investing primarily in mortgage-related securities, including securities issued by the Government National Mortgage Association ("GNMA").

HARTFORD STOCK FUND, INC.

To achieve long-term capital growth primarily through capital appreciation, with income a secondary consideration, by investing in equity securities and securities convertible into equity securities.

HVA MONEY MARKET FUND, INC.

To achieve maximum current income consistent with liquidity and preservation of capital by investing in money market securities.

                                  PUTNAM FUNDS

PCM DIVERSIFIED INCOME FUND

Seeks high current income consistent with capital preservation by investing in the following three sectors of the fixed income securities markets: U.S. government sector, high yield sector, and international sector. See the special considerations for investments in high yield securities disclosed in the PCM Fund prospectus.

PCM GLOBAL ASSET ALLOCATION FUND (FORMERLY "PCM MULTI STRATEGY FUND")

To seek to achieve a high level of long-term total return consistent with preservation of capital by investing in a wide variety of equity and fixed income securities both of U.S. and foreign issuers.

PCM GLOBAL GROWTH FUND

To seek capital appreciation through a globally diversified common stock portfolio.

PCM GROWTH AND INCOME FUND

To seek capital growth and current income by investing primarily in common stocks that offer potential for capital growth, current income, or both.

PCM HIGH YIELD FUND

To seek high current income by investing primarily in high-yielding, lower-rated fixed income securities (commonly referred to as junk bonds), constituting a diversified portfolio which is believed not to involve undue risk to income or principal, capital growth is a secondary objective of seeking high current income. See the special considerations for investments in high yield securities disclosed in the PCM Fund prospectus.

PCM MONEY MARKET FUND

To seek to achieve as high a level of current income as is consistent with liquidity and preservation of capital by investing in money market securities.

PCM NEW OPPORTUNITIES FUND

Seeks long-term capital appreciation by investing principally in common stocks of companies in sectors of the economy which may possess above average long-term growth potential.

PCM U.S. GOVERNMENT AND HIGH QUALITY BOND FUND

To seek current income consistent with preservation of capital through investment in securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or instrumentalities and in other debt obligations rated at least A by Standard & Poor's or Moody's or, if not rated, determined by Putnam Management to be of comparable quality.

PCM UTILITIES GROWTH AND INCOME FUND

To seek capital growth and current income by concentrating its investments primarily in equity and debt securities issued by companies in the public utilities industries.

PCM VOYAGER FUND

To seek capital appreciation primarily from a portfolio of common stocks which are believed to have potential for capital appreciation which is significantly greater than that of market averages.

                                 FIDELITY FUNDS

EQUITY-INCOME PORTFOLIO

To seek reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the Portfolio will also consider the potential for capital appreciation. The Portfolio's goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor's Daily Stock Price Index of 500 Common Stocks. The Portfolio may invest in high yielding, lower-rated securities (commonly referred to as "junk bonds") which are subject to greater risk than investments in higher-rated securities. For a further discussion of lower-rated securities, please see "Risks of Lower-Rated Debt Securities" in the Fidelity prospectus for this Portfolio.

OVERSEAS PORTFOLIO

To seek long-term growth of capital primarily through investments in foreign securities and provides a means for aggressive investors to diversify their own portfolios by participating in companies and economies outside of the United States. The Fund may invest in the securities of any issuer, including companies and other business organizations as well as governments and government agencies. The Fund expects to invest a majority of its assets in equity securities of both large and small companies but may also invest in debt securities of any quality.

ASSET MANAGER PORTFOLIO

To seek high total return with reduced risk over the long-term by allocating its assets among stocks, bonds and short-term fixed-income instruments.


The Hartford Funds are organized as corporations under the laws of the State of Maryland and are registered as diversified open-end management companies under the Investment Company Act of 1940. The Putnam Funds are organized as a trust fund or the laws of Massachusetts and are organized as a diversified open-end series investment company under the Investment Company Act of 1940. The Fidelity Funds involve two diversified open-end management investment companies, each with multiple portfolios and organized as a Massachusetts business trust. The Equity-Income Portfolio and Overseas Portfolio are portfolios of the Variable Insurance Products Fund. The Asset Manager Portfolio is a portfolio of the Variable Insurance Products Fund II. Each Fund continually issues an unlimited number of full and fractional shares of beneficial interest in the Fund. Such shares are offered to separate accounts, including Separate Account VL I, established by ILA or one of its affiliated companies specifically to fund the Policies and other policies issued by ILA or its affiliates as permitted by the Investment Company Act of 1940.

It is conceivable that in the future it may be disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Funds simultaneously. Although neither ILA nor the Funds currently foresee any such disadvantages either to variable life insurance Policy Owners or to variable annuity Policy Owners, the Board of Directors intend for the Hartford Funds and the Board of Trustees for the Putnam Funds, and the Board of Trustees for the Fidelity Funds (collectively the "Board") to monitor events in order to identify any material conflicts between such Policy Owners and to determine what action, if any, should be taken in response thereto. If the Boards were to conclude that separate funds should be established for variable life and variable life insurance separate accounts, ILA will bear the attendant expenses.

All investment income of and other distributions to each Sub-Account of Separate Account VL I arising from the applicable Fund are reinvested in shares of that Fund at net asset value. The income and both realized gains or losses on the assets of each Sub-Account of Separate Account VL I are therefore separate and are credited to or charged against the Sub-Account without regard to income, gains or losses from any other Sub-Account or from any other business of ILA. ILA will purchase shares in the Funds in connection with premium payments allocated to the applicable Sub-Account in accordance with Policy Owners directions and will redeem shares in the Funds to meet Policy obligations or make adjustments in reserves, if any. The Funds are required to redeem Fund shares at net asset value and generally to make payment within seven days.

ILA reserves the right, subject to compliance with the law as then in effect, to make additions to, deletions from, or substitutions for Separate Account VL I and its Sub-Accounts which fund the Policies. If shares of any of the Funds should no longer be available for investment, or if, in the judgment of ILA's management, further investment in shares of any Fund should become inappropriate in view of the purposes of the Policies, ILA may substitute shares of another Fund for shares already purchased, or to be purchased in the future, under the Policies. No substitution of securities will take place without notice to and consent of Policy Owners and without prior approval of the Securities and Exchange Commission to the extent required by the Investment Company Act of 1940. Subject to Policy Owner approval, if required, ILA also reserves the right to end the registration under the Investment Company Act of 1940 of Separate Account VL I or any other separate accounts of which it is the depositor which may fund the Policies.

Each Fund is subject to certain investment restrictions which may not be changed without the approval of a majority of the shareholders of the Fund. See the accompanying prospectuses for each of the Funds.

INVESMENT ADVISER

                                 HARTFORD FUNDS

The investment adviser for each of the Hartford Funds is The Hartford Investment Management Company, Inc. ("HIMCO"), a wholly-owned subsidiary of Hartford Life Insurance Company. HIMCO was organized under the laws of the State of Connecticut in October of 1981.

HIMCO also serves as investment adviser to several other ILA sponsored funds which are also registered with the Securities and Exchange Commission. HIMCO is registered as an investment adviser under the Investment Advisers Act of 1940. HIMCO provides investment advice and, in general, supervises the management and investment program of Hartford Bond Fund, Inc., Hartford Index Fund, Inc., Hartford International Opportunities Fund, Inc., Hartford Mortgage Securities Fund, Inc., and HVA Money Market Fund, Inc., pursuant to an Investment Advisory Agreement entered into with each of these Funds for which HIMCO receives a fee. HIMCO also supervises the investment programs of Hartford Advisers Fund, Inc., Hartford Dividend and Growth Fund, Inc., Hartford Capital Appreciation Fund, Inc. and Hartford Stock Fund, Inc. pursuant to an Investment Management Agreement for which HIMCO receives a fee. In addition, with respect to these four Funds, HIMCO has a Sub-Investment Advisory Agreement with

Wellington Management Company ("Wellington Management") to provide an investment program to HIMCO for utilization by HIMCO in rendering services to these funds. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, other institutions and individuals. Wellington Management organized as a private Massachusetts partnership and its predecessor organizations have provided investment advisory services to investment companies since 1933 and to investment counseling clients since 1960. See the accompanying prospectuses for each of the Funds for a more complete description of HIMCO and Wellington Management and their respective fees.

                                  PUTNAM FUNDS

Putnam Investment Management Inc. ("Putnam Management"), One Post Office Square, Boston, Massachusetts, 02109, serves as the investment manager for the Funds. Affiliates, including The Putnam Advisory Company, Inc. and Putnam Fiduciary Trust Company manages domestic and foreign institutional accounts and mutual funds. Putnam Management and its affiliate are wholly-owned subsidiaries of Marsh & McLennan Companies, Inc., a publicly owned holding company whose principal business are international insurance and reinsurance brokerage, employee benefit consulting and investment management. See the accompanying prospectuses for each of the Funds for a more complete description of Putnam Management.

                                 FIDELITY FUNDS

The Fidelity Funds are managed by Fidelity Management & Research Company ("Fidelity Management"), whose principal business address is 82 Devonshire Street, Boston, Massachusetts. Fidelity Management is one of America's largest investment management organizations. It is composed of a number of different companies, which provide a variety of financial services and products. Fidelity Management is the original Fidelity company, founded in 1946. It provides a number of mutual funds and other clients with investment research and portfolio management services. Various Fidelity companies perform certain activities required to operate Variable Insurance Products Fund and Variable Insurance Products Fund II.

                                THE FIXED ACCOUNT

THAT PORTION OF THE POLICY RELATING TO THE FIXED ACCOUNT IS NOT REGISTERED UNDER THE SECURITIES ACT OF 1933 ("1933 ACT") AND THE FIXED ACCOUNT IS NOT REGISTERED AS AN INVESTMENT COMPANY UNDER THE INVESTMENT COMPANY ACT OF 1940 ("1940 ACT"). ACCORDINGLY, NEITHER THE FIXED ACCOUNT NOR ANY INTERESTS THEREIN ARE SUBJECT TO THE PROVISIONS OR RESTRICTIONS OF THE 1933 ACT OR THE 1940 ACT, AND THE DISCLOSURE REGARDING THE FIXED ACCOUNT HAS NOT BEEN REVIEWED BY THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION. THE FOLLOWING DISCLOSURE ABOUT THE FIXED ACCOUNT MAY BE SUBJECT TO CERTAIN

GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS REGARDING THE ACCURACY AND COMPLETENESS OF DISCLOSURE.

Premium Payments and Cash Values allocated to the Fixed Account become a part of the general assets of ILA. ILA invests the assets of the General Account in accordance with applicable law governing the investments of Insurance Company General Accounts.

The Fixed Account Minimum Credited Rate is shown in the Contract. Currently, ILA guarantees that it will credit interest at a rate of not less than 4% per year, compounded annually, to amounts allocated to the Fixed Account under the Policies. ILA may credit interest at a rate in excess of the Fixed Account Minimum Credited Rate, however, ILA is not obligated to credit any interest in excess of the Fixed Account Minimum Credited Rate. There is no specific formula for the determination of excess interest credits. Some of the factors that ILA may consider in determining whether to credit excess interest to amounts allocated to the Fixed Account and the amount thereof, are general economic trends, rates of return currently available and anticipated on ILA's investments, regulatory and tax requirements and competitive factors. ANY INTEREST CREDITED TO AMOUNTS ALLOCATED TO THE FIXED ACCOUNT IN EXCESS OF THE FIXED ACCOUNT MINIMUM CREDITED RATE WILL BE DETERMINED IN THE SOLE DISCRETION OF ILA. THE OWNER ASSUMES THE RISK THAT INTEREST CREDITED TO FIXED ACCOUNT ALLOCATIONS MAY NOT EXCEED THE FIXED ACCOUNT MINIMUM CREDITED RATE.

                                  OTHER MATTERS

VOTING RIGHTS

In accordance with its view of presently applicable law, ILA will vote the shares of the Funds at regular and special meetings of the shareholders of the Funds in accordance with instructions from Policy Owners (or the assignee of the Policy, as the case may be) having a voting interest in Separate Account VL I. The number of shares held in the Separate Account which are attributable to each Policy Owner is determined by dividing the Policy Owner's interest in each Sub-Account by the net asset value of the applicable shares of the Funds. ILA will vote shares for which no instructions have been given and shares which are not attributable to Policy Owners (i.e., shares owned by ILA) in the same proportion as it votes shares for which it has received instructions. If the Investment Company Act of 1940 or any rule promulgated thereunder should be amended, however, or if ILA's present interpretation should change and, as a result, ILA determines it is permitted to vote the shares of the Funds in its own right, it may elect to do so.

The voting interests of the Policy Owner (or the assignee) in the Funds will be determined as follows: Policy Owners may cast one vote for each full or fractional Accumulation Unit owned under the Policy and allocated to a Sub-Account the assets of which are invested in the particular Fund on the record date for the shareholder meeting for that Fund. If, however, a Policy Owner has taken a loan secured by the Policy, amounts transferred from the Sub-Account(s) to the Loan Account(s) in connection with the loan (see "Policy Benefits and Rights - Policy Loans," page ___) will not be considered in determining the voting interests of the Policy Owner. Policy Owners should review the prospectuses for the Funds which accompany this Prospectus to determine matters on which shareholders may vote.

ILA may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objective of one or more of the Funds or to approve or disapprove an investment advisory policy for the Funds. In addition, ILA itself may disregard voting instructions in favor of changes initiated by a Policy Owner in the investment policy or the investment adviser of the Funds if ILA reasonably disapproves of such changes.
A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities. In the event ILA does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next periodic report to Policy Owners.

STATEMENTS TO POLICY OWNERS

We will send You a statement at least once each Policy Year, showing:

(a)  the current Account Value, Cash Value and Face Amount;
(b) the premiums paid, Monthly Deduction Amounts and loans since the last report;
(c)  the amount of any Indebtedness;
(d)  notifications required by the provisions of the Policy; and
(e) any other information required by the Insurance Department of the State where the policy was delivered

LIMIT ON RIGHT TO CONTEST

ILA may not contest the validity of the Policy after it has been in effect during the Insured's lifetime for two years from the Issue Date. If the Policy is reinstated, the two-year period is measured from the date of reinstatement. Any increase in the Face Amount as a result of a premium payment is contestable for two years from its effective date. In addition, if the Insured commits suicide in the two-year period, or such period as specified in state law, the benefit payable will be limited to the premiums paid less any Indebtedness and partial withdrawals.

MISSTATEMENT AS TO AGE

If the age of the Insured is incorrectly stated, the amount of Death Benefit will be appropriately adjusted as specified in the Policy.

PAYMENT OPTIONS

Proceeds under the Policies may be paid in a lump sum or may be applied to one of ILA's payment options. The minimum amount that may be placed under a payment option is $5,000 unless ILA consents to a lesser amount. Once payments under Options 2, 3 or 4 commence, no surrender of the Policy may be made for the purpose of receiving a lump sum settlement in lieu of the life insurance payments. The following options are available under the Policies.

FIRST OPTION -- Interest Income

Payments of interest at the rate we declare, but not less than 3 1/2% per year, on the amount applied under this option.

SECOND OPTION -- Income of Fixed Amount

Equal payments of the amount chosen until the amount applied under this option, with interest of not less than 3 1/2% per year, is exhausted. The final payment will be for the balance remaining.

THIRD OPTION -- Payments for a Fixed Period

An amount payable monthly for the number of years selected which may be from 1 to 30 years.

FOURTH OPTION -- Life Income

LIFE ANNUITY - an life insurance payable monthly during the lifetime of the Annuitant and terminating with the last monthly payment due preceding the death of the Annuitant.

LIFE ANNUITY WITH 120 MONTHLY PAYMENTS CERTAIN - an life insurance providing monthly income to the Annuitant for a fixed period of 120 months and for as long thereafter as the Annuitant shall live.

The Tables in the Policy provide for guaranteed dollar amounts of monthly payments for each $1,000 applied under the four Payment Options. Under the Fourth Option, the amount of each payment will depend upon the age of the Annuitant at the time the first payment is due. If any periodic payment due any payee is less than $200, ILA may make payments less often.

The Table for the Fourth Option is based on the 1983a Individual Annuity Mortality Table set back one year and a net investment rate of 3.5% per annum. The Tables for the First, Second and Third Options are based on a net investment rate of 3.5% per annum. ILA may, however, from time to time, at our discretion if mortality appears more favorable and interest rates justify, apply other tables which will result in higher monthly payments for each $1,000 applied under one or more of the four Payment Options.

ILA will make any other arrangements for income payments as may be agreed on.

BENEFICIARY

The applicant names the Beneficiary in the application for the Policy. The Policy Owner may change the Beneficiary (unless irrevocably named) during the Insured's lifetime by written request to ILA. If no Beneficiary is living when the Insured dies, the Death Proceeds will be paid to the Policy Owner if living; otherwise to the Policy Owner's estate.

ASSIGNMENT

The Policy may be assigned as collateral for a loan or other obligation. ILA is not responsible for any payment made or action taken before receipt of written notice of such assignment. Proof of interest must be filed with any claim under a collateral assignment.

DIVIDENDS

No dividends will be paid under the Policies.

                              SUPPLEMENTAL BENEFITS

The following supplemental benefits, which are subject to the restrictions and limitations set forth therein, may be included in a Policy.

DEDUCTION AMOUNT WAIVER RIDER

Subject to certain age and underwriting restrictions, the Policy may include a Deduction Amount Waiver Rider. This rider provides for the waiver of the Policy's Monthly Deduction Amounts in the event of total disability prior to the Insured reaching Attained Age 65 and continuing for at least six months. The number of Monthly Deduction Amounts waived depends on the Insured's Attained Age when the disability began. If this rider is added, the Monthly Deduction Amounts will be increased to include the charges for this rider.

ACCIDENTAL DEATH BENEFIT RIDER

Subject to certain age and underwriting requirements, the Policy may include an Accidental Death Benefit Rider.

This rider provides for an increase in the amount paid upon the death of the Insured if the death results from an accident.

If this rider is added, the Monthly Deduction Amounts will be increased to include the charges for this rider.

INCREASE IN COVERAGE OPTION RIDER

Subject to certain age and underwriting requirements, the Policy may include an Increase in Coverage Option Rider.

This rider gives the Owner the guaranteed right to purchase a new Flexible Premium Variable Life Insurance policy on the life of the Insured, without evidence of insurability, if certain conditions are met. These conditions include:

     1.   the original policy has been in force for five years,
     2.   the Insured's Attained Age is less than 80, and
     3. the Account Value of the original policy is sufficient to "pay-up" the policy under assumptions defined in the rider.

The Face Amount of the new policy will be equal to the Face Amount times a percentage. This percentage depends on the Insured's age, sex (except where unisex rates are used), and insurance class. The Scheduled Premium fee for the new policy is based on the Scheduled Premium for the original policy.

MATURITY DATE EXTENSION RIDER

We will extend the Maturity Date (the date on which the Policy will mature) to the date of the death of the second Insured to die, regardless of the age of either Insured. Certain Death Benefit and premium restrictions apply. See "Income Taxation of Policy Benefits."

                        EXECUTIVE OFFICERS AND DIRECTORS

                                                                 OTHER BUSINESS
                                                                 PROFESSION, VOCATION
                                                                  OR EMPLOYMENT FOR
                              POSITION WITH IHLA,                PAST 5 YEARS; OTHER
NAME, AGE                      YEAR OF ELECTION                     DIRECTORSHIPS
---------                     -------------------                -------------------
Andrew, Joan M.               Vice President, 1992               Vice President and Director, NSC
38                                                               Operations, IHLA  (1992-Present)

Boldischar,Jr., Paul J.       Senior Vice President, 1988        Senior Vice President, IHLA
54                                                               (1976-Present)

Condon, Jr., Francis I.       Vice President, 1993               Vice President,Director of Sales,
49                                                               IHLA (1993-Present); Anderson
                                                                 Insurance Agency, Inc., President
                                                                 (1993)

Cummins, Peter W.             Vice President, 1993               Vice President, Individual Annuity
58                                                               Operations, Hartford Life Insurance
                                                                 Company, (1989-Present)

deRaismes, Ann W.             Vice President, 1994               Vice President, (1994); Assistant
44                                                               Vice President, (1992-1994);  Director
                                                                 of Human Resources, (1991-Present);
                                                                 Assistant Director of Human
                                                                 Resources, (1987-1991) Hartford Life
                                                                 Insurance Company

Dooley, James R.              Vice President, 1977               Vice President, Director Information
59                                                               Services, ILHA (1973-Present)

Gareau, Joseph H.             Executive Vice President           Executive Vice President and Chief
48                            and Chief Investment               Investment Officer, IHLA
                              Officer, 1993                      (1993-Present)

Gardner, Bruce D.             General Counsel, 1991              General Counsel, Corporate Secretary
44                            and Corporate Secretary            (1991-Present) Corporate Secretary
                                                                 (1988-Present); Associate General
                                                                 Counsel (1988-1991); Counsel,
                                                                 (1986-1988) Hartford Life Insurance
                                                                 Company

                                      -58-


                  EXECUTIVE OFFICERS AND DIRECTORS (Continued)


                                                                   OTHER BUSINESS
                                                                 PROFESSION, VOCATION
                                                                  OR EMPLOYMENT FOR
                              POSITION WITH ITT HL&A,            PAST 5 YEARS; OTHER
NAME, AGE                        YEAR OF ELECTION                   DIRECTORSHIPS
---------                     -----------------------            -------------------
Gillette, Donald J.           Vice President, 1993               Vice President, Director of Marketing,
50                                                               IHLA (1991-Present); MSI Insurance
                                                                 (1986-1991).

Godkin, Lynda                 Assistant General Counsel and      Assistant General Counsel and
41                            Corporate Secretary, 1994          Corporate Secretary of ITT Hartford
                                                                 Life Insurance Company, (1994-
                                                                 Present)

Grady, Lois W.                Vice President, 1993               Vice President, Hartford Insurance
50                                                               Company (1993-Present); Assistant
                                                                 Vice President (1988-1993).

Hall, David A.                Senior Vice President              Senior Vice President and Actuary of
41                            and Actuary, 1993                  Hartford Insurance Company
                                                                 (1993-Present).

Kanarek, Joseph               Vice President, 1994               Vice President, (1991-Present);
47                                                               Director (1992-Present), Hartford Life
                                                                 Insurance Company.

Kohlhof, LaVern L.            Vice President and                 Vice President and Secretary, IHLA
65                            Secretary, 1980                    (1976-Present).

William B. Malchodi,          Vice President and                 Director of Taxes (1992-Present),
Jr., 44                       Director of Taxes 1992             Hartford Insurance Company.

Marra, Thomas M.              Senior Vice President              Senior Vice President, 1994; Vice
37                            and Actuary, 1994                  President (1989-1994); Director of
                                                                 Individual Annuities, 1991; Assistant
                                                                 Vice President (1989) Hartford Life
                                                                 Insurance Companies.

Matthiesen, Steven L.         Vice President, 1984               Vice President, Director of New
50                                                               Business (1984-Present); Vice
                                                                 President, ITT Life Insurance Corp.
                                                                 (1981 - 1984).

                                      -59-


                  EXECUTIVE OFFICERS AND DIRECTORS (Continued)


                                                                   OTHER BUSINESS
                                                                 PROFESSION, VOCATION
                                                                  OR EMPLOYMENT FOR
                              POSITION WITH ITT HL&A,            PAST 5 YEARS; OTHER
NAME, AGE                        YEAR OF ELECTION                   DIRECTORSHIPS
---------                     -----------------------            -------------------
Craig D. Raymond              Vice President and                 Vice President and Chief Actuary,
33                            Chief Actuary, 1994                1994; Vice President and Actuary
                                                                 (1993-1994); Assistant Vice President
                                                                 and Actuary (1992-1993); Actuary
                                                                 (1989-1992), Hartford Life Insurance
                                                                 Company; Consultant, Tillinghast/
                                                                 Towers Ferrin (1988-1989).

Schrandt, David T.            Vice President, Treasurer          Vice President, Treasurer and
48                            and Controller, 1987               Controller, IHLA (1987-Present).

Smith, Lowndes A.             President and Chief                President and Chief Executive Officer
55                            Executive Officer,                 IHLA, (1993-Present); 1993 President
                                                                 and Chief Operating Officer, Hartford
                                                                 Life Insurance Company (1989-
                                                                 Present); Senior Vice President and
                                                                 Group Controller of Hartford
                                                                 Insurance Group; Vice President and
                                                                 Group Controller of Hartford
                                                                 Insurance Group (1980-1987).

Zlatkus, Lizabeth H.          Vice President, 1994               Vice President, Director Business
36                                                               Operations, 1994; Assistant Vice
                                                                 President, Director Executive
                                                                 Operations (1992-1994); Executive
                                                                 Staff Assistant to President (1990-
                                                                 1992).


___________________________________
*    Denotes date of election to Board of Directors.
**   ITT Hartford Affiliated Company.

                          DISTRIBUTION OF THE POLICIES

ILA intends to sell the Policies in all jurisdictions where it is licensed to do business. The Policies will be sold by life insurance sales representatives who represent ILA and who are registered representatives of Hartford Equity Sales Company, Inc. ("HESCO"), or certain other registered Broker-Dealers. Any sales representative or employee will have been qualified to sell variable life insurance policies under applicable Federal and State laws. Each Broker-Dealer is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and all are members of the National Association of Securities Dealers, Inc. HESCO, a corporation organized under the laws of the State of Connecticut on July 3, 1973, is the principal underwriter for the Policies. During the first Policy Year, the maximum sales commission payable to ILA agents, independent registered insurance brokers, and other registered Broker-Dealers is 45% of the premiums paid up to a target premium and 5% of any excess. In Policy Years 2 through 10, agent commissions will not exceed 5.5% of premiums paid. For Policy Years 11 and later, the agent commissions will not exceed 2% of the premiums paid. In addition, expense allowances may be paid. The sales representative may be required to return all or a portion of the commissions paid if the Policy terminates prior to the second Policy Anniversary.

                   SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS

The assets of the Separate Account are held by ILA. The assets of the Separate Account are kept physically segregated and held separate and apart from the General Account of ILA. ILA maintains records of all purchases and redemptions of shares of the Fund. Additional protection for the assets of the Separate Account is afforded by ILA's blanket fidelity bond issued by Aetna Casualty and Surety Company, in the aggregate amount of $50 million, covering all of the officers and employees of ILA.

                           FEDERAL TAX CONSIDERATIONS

GENERAL

SINCE THE TAX LAW IS COMPLEX AND SINCE TAX CONSEQUENCES WILL VARY ACCORDING TO THE ACTUAL STATUS OF THE POLICY OWNER INVOLVED AND THE TYPE OF PLAN UNDER WHICH THE POLICY IS PURCHASED, LEGAL AND TAX ADVICE MAY BE NEEDED BY A PERSON, TRUSTEE OR OTHER ENTITY CONTEMPLATING THE PURCHASE OF A POLICY DESCRIBED HEREIN.

It should be understood that any detailed description of the Federal income tax consequences regarding the purchase of these Policies cannot be made in this Prospectus and that special tax rules may be applicable with respect to certain purchase situations not discussed herein. In addition, no attempt is made here to consider any applicable state or other tax laws. For detailed information, a qualified tax adviser should always be consulted. This discussion of Federal tax considerations is based upon ILA's understanding of current Federal income tax laws as they are currently interpreted.

TAXATION OF ITT HARTFORD LIFE AND ANNUITY AND SEPARATE ACCOUNT VL I

Separate Account VL I is taxed as a part of ILA which is taxed as a life insurance company under Part 1 of Subchapter L of Chapter 1 of the Internal Revenue Code ("Code"). Accordingly, Separate Account VL I will not be taxed as a "regulated investment company" under Subchapter M of the Code. Investment income and realized capital gains on the assets of Separate Account VL I (the underlying Funds) are reinvested and are taken into account in determining the value of the Accumulation Units (see "Policy Benefits and Right - Cash Value", on page ___). As a result, such investment income and realized capital gains are automatically applied to increase reserves under the Policy.

ILA does not expect to incur any Federal income tax on the earnings or realized capital gains attributable to Separate Account VL I. Based upon these expectations, no charge is currently being made to Separate Account VL I for Federal income taxes. If ILA incurs income taxes attributable to Separate Account VL I or determines that such taxes will be incurred, it may assess a charge for taxes against Separate Account VL I.

INCOME TAXATION OF POLICY BENEFITS

For Federal income tax purposes, the Policies should be treated as life insurance policies under Section 7702 of the Code. The death benefit under a life insurance policy is excluded from the gross income of the Beneficiary. Also, a life insurance Policy Owner is not taxed on increments in the policy value until the policy is partially or completely surrendered. Section 7702 limits the amount of premiums that may be invested in a policy that is treated as life insurance. ILA intends to monitor premium levels to assure compliance with the Section 7702 standards.

During the first fifteen policy years, an "income first" rule generally applies to any distribution of cash that is required under Code Section 7702 because of a reduction in benefits under the Policy.

ILA also believes that any loan received under a Policy will be treated as Indebtedness of the Policy Owner, and that no part of any loan under a Policy will constitute income to the Policy Owner. A surrender or assignment of the Policy may have tax consequences depending upon the circumstances. Policy Owners should consult qualified tax advisers concerning the effect of such changes.

Federal, state, and local estate tax, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or Beneficiary.

The Maturity Date Extention Rider allows a Policy Owner to extend the Maturity Date to the date of the death of last surviving insured. Although ILA believes that the Policy will continue to be treated as a life insurance contract for federal income tax purposes after the scheduled Maturity Date, due to the lack
of specific guidance on this issue, this result is not certain.   If the Policy
is not treated as a life insurance contract for federal income tax purposes after the Matuity Date, among other things, the Death Proceeds may be taxable to the recipient. The Policy Owner should consult a competent tax adviser regarding the possible adverse tax consequences resulting from an extension of the scheduled Maturity Date.

MODIFIED ENDOWMENT CONTRACTS

Code Section 7702A applies an additional test, the "seven-pay" test, to life insurance contracts. A modified endowment contract is a life insurance policy which satisfies the Section 7702 definition of life insurance but fails the seven-pay test of Section 7702A. A policy fails the seven-pay test if the accumulated amount paid into the Policy at any time during the first seven Policy Years exceeds the sum of the net level premiums that would have been paid up to that point if the Policy provided for paid-up future benefits after the payment of seven level annual premiums. Computational rules for the seven-pay test are described in Section 7702A(c).

A policy that is classified as a modified endowment contract is eligible for certain aspects of the beneficial tax treatment accorded to life insurance.
That is, the death benefit is excluded from income and increments in value are not subject to current taxation. However, withdrawals and loans from a modified endowment policy are treated first as income, then as a recovery of basis. Taxable withdrawals are subject to a 10% additional tax, with certain exceptions. Generally, only distributions and loans made in the first year in which a policy becomes a modified endowment policy, and in subsequent years, are taxable. However, distributions and loans made in the two years prior to a policy's failing the seven-pay test are deemed to be in anticipation of failure and are subject to tax.

If the Policy satisfies the seven-pay test for seven years, distributions and loans made thereafter will not be subject to the modified endowment policy rules, unless the Policy is changed materially. The seven-pay test will be applied anew at any time the policy undergoes a material change, which includes an increase in the death benefit.

All modified endowment policies that are issued within any calendar year to the same Policy Owner by one company or its affiliates shall be treated as one modified endowment policy for the purpose of determining the taxable portion of any loan or distribution.

DIVERSIFICATION REQUIREMENTS

Section 817 of the Code provides that a variable life insurance policy (other than a pension plan policy) will not be treated as a life insurance policy for any period during which the investments made by the separate account or underlying fund are not adequately diversified in accordance with regulations prescribed by the Treasury. If a policy is not treated as a life insurance policy, the Policy Owner will be subject to income tax on the annual increases in Cash Value. The Treasury has issued diversification regulations which, among other things, require that no more than 55% of the assets of mutual fund (such as the Hartford mutual funds) underlying a variable life insurance policy, be invested in any one investment. All securities issued by the same issuer are considered one investment. In determining whether the diversification standards are met, each United States government agency or instrumentality shall be treated as a separate issuer. If the diversification standards are not met, non-pension Policyholders will be subject to current tax on the increase in Cash Value in the Policy.

A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification standards, ILA may comply within a reasonable period and avoid the taxation of policy income on an ongoing basis. However, either ILA or Policy Owner must agree to pay the tax due for the period during which the diversification standards were not met. The amount required to be paid shall be an amount based upon the tax that would have been owed by the Policyowners if they were treated as receiving the income on the Contract for such period or periods.

FEDERAL INCOME TAX WITHHOLDING

If any amounts are deemed to be current taxable income to the Policy Owner, such amounts will be subject to Federal income tax withholding and reporting, pursuant to Section 3405 of the Internal Revenue Code.

OTHER TAX CONSIDERATIONS

Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under federal, state and local law.

                                LEGAL PROCEEDINGS

There are no pending material legal proceedings affecting the Policies, Separate Account VL I or any of the Funds.

                                     EXPERTS

The audited financial statements for ITT Hartford Life and Annuity Insurance Company included in this Prospectus and Registration Statement have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report herein, and are included herein in reliance upon the authority of said firm as experts in accounting and auditing in giving said report.

The hypothetical Policy illustrations included in this Prospectus and Registration Statement have been approved by Ken A. McCullum, FSA, MAAA, Director of Individual Life Product Development, are included in reliance upon his opinion as to their reasonableness.

                             REGISTRATION STATEMENT

A registration statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933 as amended. This Prospectus does not contain all information set forth in the registration statement, its amendments and exhibits, to all of which reference is made for further information concerning Separate Account VL I, ILA, and the Policies.

                                   APPENDIX A
                    ILLUSTRATION OF DEATH  BENEFITS, ACCOUNT
                        VALUES AND CASH SURRENDER VALUES

The following tables illustrate how the Death Benefits, Account Values and Cash Surrender Values of a Policy may change with the investment experience of the Separate Account. The tables show how the Death Benefits, Account Values and Cash Surrender Values of a Policy issued to an Insured of a given age would vary over time if the investment return on the assets held in each Fund were a uniform, gross annual rate of 0%, 6% and 12%. The Death Benefits, Account Values and Cash Surrender Values would be different from those shown if the gross annual investment returns averaged 0%, 6% and 12% over a period of years, but fluctuated above and below those averages for individual Policy Years. The tables assume that no Policy Loans are made and that no partial withdrawals have been made. The tables are also based on the assumption that the Owner has not requested an increase or decrease in the Fact Amount and that no fund transfers have been made in any Policy Year.

The tables on pages 44 to 61 illustrate a Policy issued to a Male Insured, Age 45 in the Preferred Premium Class with an Initial Face Amount of $250,000 and a Scheduled Premium that is paid at the beginning of each Policy Year. The Death Benefits, Account Values and Cash Surrender Values would be lower if the Insured was a smoker or in a special class since the cost of insurance charges would increase.

The tables reflect the fact that the net return on the assets held in the subaccounts is lower than the gross after-tax return of the Funds. This is because these tables assume an investment management fee and other estimated Fund expenses totaling 0.70%. The 0.70% figure is based on an average of the current management fees and expenses of the available fifteen Funds, taking into account any applicable expense caps or reimbursement arrangements. Actual fees and expenses of the Funds associated with a Policy may be more or less than 0.70%, will vary from year to year, and will depend on how the Account Value is allocated.

As their headings indicate, the tables reflect the deductions of current contractual charges and guaranteed contractual charges for a single gross interest rate. These charges include the monthly charge to the Account for assuming mortality and expense risks, the monthly administrative charge, and the monthly mortality charge. All tables assume a charge of 2.25% for taxes attributable to premiums and reflect the fact that no charges against the Account are currently made for federal, state or local taxes attributable to the Policy.

Each table also shows the amount to which the premiums would accumulate if an amount equal to those premiums were invested to earn interest, after taxes, at 5% compounded annually.

Upon request, ILA will furnish a comparable illustration based on a proposed Policy's specific circumstances.

                 ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

                           DEATH BENEFIT OPTION: LEVEL
                          $1,000,000 BASIC FACE AMOUNT
            ISSUE AGE 65 MALE PREFERRED/ISSUE AGE 65 FEMALE PREFERRED
                           $26,960.60 PLANNED PREMIUM

   ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12% (11.25%  NET)


                          CURRENT CHARGES*       GUARANTEED  CHARGES**
                          ----------------       ----------------------
         PREMIUMS
END OF   ACCUMULATED
POLICY   AT 5% INTEREST ACCOUNT       DEATH       ACCOUNT     DEATH
YEAR     PER YEAR       VALUE         BENEFIT     VALUE       BENEFIT
----     --------       -----         -------     -----       -------

  1      28,309        12,026***    1,000,000     11,741***   1,000,000
  2      58,033        34,964***    1,000,000     34,364***   1,000,000
  3      89,243        59,401       1,000,000     58,452      1,000,000
  4     122,014        85,361       1,000,000     84,024      1,000,000
  5     156,423       112,859       1,000,000    111,092      1,000,000

  6     192,553       144,274       1,000,000    142,026      1,000,000
  7     230,489       177,440       1,000,000    174,653      1,000,000
  8     270,322       220,287       1,000,000    208,908      1,000,000
  9     312,147       267,374       1,000,000    244,702      1,000,000
 10     356,063       319,109       1,000,000    281,967      1,000,000

 11     402,175       379,977       1,000,000    324,981      1,000,000
 12     450,592       447,278       1,000,000    370,323      1,000,000
 13     501,430       521,703       1,000,000    418,378      1,000,000
 14     554,810       604,024       1,000,000    469,710      1,000,000
 15     610,860       695,314       1,000,000    525,076      1,000,000

 16     669,711       796,529       1,000,000    585,494      1,000,000
 17     731,505       909,347       1,000,000    652,386      1,000,000
 18     796,389     1,035,574       1,113,750    727,807      1,000,000
 19     864,517     1,175,380       1,260,547    814,809      1,000,000
 20     936,052     1,330,140       1,396,647    917,917      1,000,000

 25   1,194,666     2,211,893       2,322,488  1,480,687      1,554,722
 30   1,524,730     3,680,513       3,680,513  2,400,388      2,400,388


*THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES, ADMINISTRATIVE FEES, ISSUE CHARGES, AND MORTALITY AND EXPENSE RISK RATES. **THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES, ADMINISTRATIVE FEES, ISSUE CHARGES, AND MORTALITY AND EXPENSE RISK RATES. ***IF YOU SURRENDER YOUR POLICY DURING THE FIRST TO POLICY YEARS, YOU WILL RECEIVE A REFUND IN ADDITION TO THE CASH VALUES SHOWN. THE REFUND PLUS THE CASH VALUE WOULD BE $17,417.89 IN YEAR ONE AND $39,887.87 IN YEAR TWO FOR THE CURRENT CHARGES AND $17,133.12 IN YEAR ONE AND $39,287.87 FOR YEAR TWO FOR THE GUARANTEED CHARGES.

     THE DEATH BENEFIT MAY, AND THE ACCOUNT VALUES AND CASH SURRENDER VALUES WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.

     THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL RATE OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS.
THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNT AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 12%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                 ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

                           DEATH BENEFIT OPTION: LEVEL
                          $1,000,000 BASIC FACE AMOUNT
            ISSUE AGE 65 MALE PREFERRED/ISSUE AGE 65 FEMALE PREFERRED
                           $26,960.60 PLANNED PREMIUM

     ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0% (-0.75% NET)


                           CURRENT CHARGES*        GUARANTEED CHARGES**
                          -----------------        --------------------

           PREMIUMS
END OF     ACCUMULATED
POLICY     AT 5% INTEREST   ACCOUNT     DEATH        ACCOUNT    DEATH
 YEAR      PER YEAR         VALUE       BENEFIT      VALUE      BENEFIT
 ----      --------         -----       -------      -----      -------

  1           28,309       10,660***   1,000,000    10,392***  1,000,000
  2           58,033       29,741***   1,000,000    29,209***  1,000,000
  3           89,243       47,689      1,000,000    46,896     1,000,000
  4          122,014       64,380      1,000,000    63,328     1,000,000
  5          156,423       79,664      1,000,000    78,356     1,000,000

  6          192,553       95,520      1,000,000    93,956     1,000,000
  7          230,489      109,506      1,000,000   107,684     1,000,000
  8          270,322      129,531      1,000,000   119,204     1,000,000
  9          312,147      149,009      1,000,000   128,101     1,000,000
 10          356,063      167,881      1,000,000   133,906     1,000,000

 11          402,175      188,811      1,000,000   139,355     1,000,000
 12          450,592      209,071      1,000,000   140,705     1,000,000
 13          501,430      228,512      1,000,000   137,363     1,000,000
 14          554,810      246,880      1,000,000   128,608     1,000,000
 15          610,860      264,105      1,000,000   113,481     1,000,000

 16          669,711      279,216      1,000,000    90,658     1,000,000
 17          731,505      291,660      1,000,000    58,328     1,000,000
 18          796,389      301,527      1,000,000    14,037     1,000,000
 19          864,517      308,873      1,000,000         0     1,000,000
 20          936,052      313,730      1,000,000         0     1,000,000

 25        1,194,666      127,550      1,000,000         0     1,000,000
 30        1,524,730            0      1,000,000         0     1,000,000


*THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES, ADMINISTRATIVE FEES, ISSUE CHARGES, AND MORTALITY AND EXPENSE RISK RATES. **THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES, ADMINISTRATIVE FEES, ISSUE CHARGES, AND MORTALITY AND EXPENSE RISK RATES. ***IF YOU SURRENDER YOUR POLICY DURING THE FIRST TWO POLICY YEARS, YOU WILL RECEIVE A REFUND IN ADDITION TO THE CASH VALUES SHOWN. THE REFUND PLUS THE CASH VALUE WOULD BE $16,052.12 IN YEAR ONE AND $34,664.87 IN YEAR TWO FOR THE CURRENT CHARGES AND $15,784.12 IN YEAR ONE AND $34,132.87 IN YEAR TWO FOR THE GUARANTEED CHARGES.

     THE DEATH BENEFIT MAY, AND THE ACCOUNT VALUES AND CASH SURRENDER VALUES WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.

     THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL RATE OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS.
THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNT AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 12%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                 ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

                           DEATH BENEFIT OPTION: LEVEL
                          $1,000,000 BASIC FACE AMOUNT
            ISSUE AGE 65 MALE PREFERRED/ISSUE AGE 65 FEMALE PREFERRED
                           $26,960.60 PLANNED PREMIUM

     ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6% (5.25% NET)


                             CURRENT CHARGES*       GUARANTEED CHARGES**
                             ----------------       --------------------
          PREMIUMS
END OF    ACCUMULATED
POLICY    AT 5% INTEREST  ACCOUNT      DEATH       ACCOUNT     DEATH
 YEAR     PER YEAR        VALUE        BENEFIT     VALUE       BENEFIT
 ----     --------        -----        -------     -----       -------

  1          28,309        11,343***    1,000,000    11,066***   1,000,000
  2          58,033        32,311***    1,000,000    31,745***   1,000,000
  3          89,243        53,345       1,000,000    52,476      1,000,000
  4         122,014        74,310       1,000,000    73,123      1,000,000
  5         156,423        95,045       1,000,000    93,523      1,000,000

  6         192,553       117,624       1,000,000   115,748      1,000,000
  7         230,489       139,616       1,000,000   137,364      1,000,000
  8         270,322       168,854       1,000,000   158,025      1,000,000
  9         312,147       199,159       1,000,000   177,310      1,000,000
 10         356,063       230,521       1,000,000   194,747      1,000,000

 11         402,175       266,207       1,000,000   213,520      1,000,000
 12         450,592       303,289       1,000,000   229,748      1,000,000
 13         501,430       341,728       1,000,000   242,901      1,000,000
 14         554,810       381,414       1,000,000   252,354      1,000,000
 15         610,860       422,419       1,000,000   257,287      1,000,000

 16         669,711       464,134       1,000,000   256,577      1,000,000
 17         731,505       506,378       1,000,000   248,696      1,000,000
 18         796,389       549,515       1,000,000   231,566      1,000,000
 19         864,517       593,947       1,000,000   202,473      1,000,000
 20         936,052       640,118       1,000,000   157,870      1,000,000

 25       1,194,666       737,801       1,000,000         0      1,000,000
 30       1,524,730       838,855       1,000,000         0      1,000,000


*THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES, ADMINISTRATIVE FEES, ISSUE CHARGES, AND MORTALITY AND EXPENSE RISK RATES. **THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES, ADMINISTRATIVE FEES, ISSUE CHARGES, AND MORTALITY AND EXPENSE RISK RATES. ***IF YOU SURRENDER YOUR POLICY DURING THE FIRST TWO YEARS, YOU WILL RECEIVE A REFUND IN ADDITION TO THE CASH VALUES SHOWN. THE REFUND PLUS THE CASH VALUE WOULD BE $16,735.12 IN YEAR ONE AND $37,234.87 IN YEAR TWO FOR THE CURRENT CHARGES AND $16,458.12 IN YEAR ONE AND $36,668.87 IN YEAR TWO FOR THE GUARANTEED CHARGES.

     THE DEATH BENEFIT MAY, AND THE ACCOUNT VALUES AND CASH SURRENDER VALUES WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.

     THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL RATE OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS.
THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNT AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 6%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                 ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

                           DEATH BENEFIT OPTION: LEVEL
                           $750,000 BASIC FACE AMOUNT
                     $250,000 SUPPLEMENTAL FACE AMOUNT
            ISSUE AGE 65 MALE PREFERRED/ISSUE AGE 65 FEMALE PREFERRED
                           $21,368.95 PLANNED PREMIUM

     ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6% (5.25% NET)


                           CURRENT CHARGES*        GUARANTEED CHARGES**
                           ----------------        --------------------
           PREMIUMS
END OF     ACCUMULATED
POLICY     AT 5% INTEREST  ACCOUNT     DEATH        ACCOUNT     DEATH
 YEAR      PER YEAR        VALUE       BENEFIT      VALUE       BENEFIT
 ----      --------        -----       -------      -----       -------

  1          22,437        11,267***   1,000,000    10,913***   1,000,000
  2          45,997        28,156***   1,000,000    27,432***   1,000,000
  3          70,734        44,918      1,000,000    43,808      1,000,000
  4          96,708        61,400      1,000,000    59,883      1,000,000
  5         123,981        77,417      1,000,000    75,472      1,000,000

  6         152,617        94,437      1,000,000    92,039      1,000,000
  7         182,685       110,533      1,000,000   107,655      1,000,000
  8         214,257       133,817      1,000,000   121,914      1,000,000
  9         247,407       157,887      1,000,000   134,317      1,000,000
 10         282,215       182,713      1,000,000   144,289      1,000,000

 11         318,763       210,420      1,000,000   153,867      1,000,000
 12         357,139       239,065      1,000,000   159,905      1,000,000
 13         397,433       268,556      1,000,000   161,643      1,000,000
 14         439,742       298,708      1,000,000   158,162      1,000,000
 15         484,167       329,519      1,000,000   148,252      1,000,000

 16         530,813       360,164      1,000,000   130,261      1,000,000
 17         579,791       390,235      1,000,000   101,943      1,000,000
 18         631,218       419,932      1,000,000    60,219      1,000,000
 19         685,216       449,465      1,000,000     1,012      1,000,000
 20         741,914       479,055      1,000,000         0      1,000,000

 25       1,070,872       618,802      1,000,000         0      1,000,000
 30       1,490,715       764,471      1,000,000         0      1,000,000


*THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES, ADMINISTRATIVE FEES, ISSUE CHARGES, AND MORTALITY AND EXPENSE RISK RATES. **THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES, ADMINISTRATIVE FEES, ISSUE CHARGES, AND MORTALITY AND EXPENSE RISK RATES. ***IF YOU SURRENDER YOUR POLICY DURING THE FIRST TWO POLICY YEARS, YOU WILL RECEIVE A REFUND IN ADDITION TO THE CASH VALUES SHOWN. THE REFUND PLUS THE
CASH VALUE WOULD BE $13,083.36 IN YEAR ONE AND $28,156 IN YEAR TWO FOR THE CURRENT CHARGES AND $12,729.36 IN YEAR ONE AND $27,432 IN YEAR TWO FOR THE GUARANTEED CHARGES.

     THE DEATH BENEFIT MAY, AND THE ACCOUNT VALUES AND CASH SURRENDER VALUES WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.

     THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL RATE OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS.
THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNT AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 6%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                 ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

                           DEATH BENEFIT OPTION: LEVEL
                           $750,000 BASIC FACE AMOUNT
                       $250,000 SUPPLEMENTAL FACE AMOUNT
            ISSUE AGE 65 MALE PREFERRED/ISSUE AGE 65 FEMALE PREFERRED
                           $21,368.95 PLANNED PREMIUM

     ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0% (-0.75% NET)


                             CURRENT CHARGES*     GUARANTEED CHARGES**
                             ----------------     --------------------
          PREMIUMS
END OF    ACCUMULATED
POLICY    AT 5% INTEREST    ACCOUNT     DEATH        ACCOUNT    DEATH
YEAR      PER YEAR          VALUE       BENEFIT      VALUE      BENEFIT
----      --------          -----       -------      -----      -------

  1          22,437         10,588***   1,000,000    10,246***  1,000,000
  2          45,997         25,827***   1,000,000    25,147***  1,000,000
  3          70,734         39,981      1,000,000    38,967     1,000,000
  4          96,708         52,915      1,000,000    51,571     1,000,000
  5         123,981         64,470      1,000,000    62,798     1,000,000

  6         152,617         76,066      1,000,000    74,067     1,000,000
  7         182,685         85,785      1,000,000    83,458     1,000,000
  8         214,257        101,775      1,000,000    90,604     1,000,000
  9         247,407        117,267      1,000,000    95,051     1,000,000
 10         282,215        132,197      1,000,000    96,280     1,000,000

 11         318,763        148,233      1,000,000    96,071     1,000,000
 12         357,139        163,608      1,000,000    91,469     1,000,000
 13         397,433        178,154      1,000,000    81,781     1,000,000
 14         439,742        191,587      1,000,000    66,167     1,000,000
 15         484,167        203,816      1,000,000    43,513     1,000,000

 16         530,813        213,760      1,000,000    12,289     1,000,000
 17         579,791        220,772      1,000,000         0     1,000,000
 18         631,218        224,898      1,000,000         0     1,000,000
 19         685,216        226,151      1,000,000         0     1,000,000
 20         741,914        224,510      1,000,000         0     1,000,000

 25       1,070,872        136,084      1,000,000         0     1,000,000
 30       1,490,715              0      1,000,000         0     1,000,000


*THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES, ADMINISTRATIVE FEES, ISSUE CHARGES, AND MORTALITY AND EXPENSE RISK RATES. **THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES, ADMINISTRATIVE FEES, ISSUE CHARGES, AND MORTALITY AND EXPENSE RISK RATES. ***IF YOU SURRENDER YOUR POLICY DURING THE FIRST TWO POLICY YEARS, YOU WILL RECEIVE A REFUND IN ADDITION TO THE CASH VALUES SHOWN. THE REFUND PLUS THE CASH VALUE WOULD BE $12,404.36 IN YEAR ONE AND $25,827 IN YEAR TWO FOR THE CURRENT CHARGES AND $12,062.36 IN YEAR ONE AND $25,147 IN YEAR TWO FOR THE GUARANTEED CHARGES.

     THE DEATH BENEFIT MAY, AND THE ACCOUNT VALUES AND CASH SURRENDER VALUES WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.

     THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL RATE OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS.
THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNT AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 6%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                 ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

                           DEATH BENEFIT OPTION: LEVEL
                           $750,000 BASIC FACE AMOUNT
                        $250,000 SUPPLEMENTAL FACE AMOUNT
            ISSUE AGE 55 MALE PREFERRED/ISSUE AGE 50 FEMALE PREFERRED
                            $7,363.45 PLANNED PREMIUM

     ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6% (5.25% NET)


                             CURRENT CHARGES*         GUARANTEED CHARGES**
                            -----------------         --------------------
           PREMIUMS
END OF     ACCUMULATED
POLICY     AT 5% INTEREST   ACCOUNT      DEATH       ACCOUNT    DEATH
 YEAR      PER YEAR         VALUE        BENEFIT     VALUE      BENEFIT
 ----      --------         -----        -------     -----      -------

  1            7,732         3,251***   1,000,000     2,897***  1,000,000
  2           15,850         8,580***   1,000,000     7,857***  1,000,000
  3           24,374        14,039      1,000,000    12,931     1,000,000
  4           33,324        19,612      1,000,000    18,101     1,000,000
  5           42,722        25,275      1,000,000    23,344     1,000,000

  6           52,590        32,151      1,000,000    29,779     1,000,000
  7           62,951        39,107      1,000,000    36,275     1,000,000
  8           73,830        46,110      1,000,000    42,795     1,000,000
  9           85,253        53,115      1,000,000    49,295     1,000,000
 10           97,248        60,066      1,000,000    55,716     1,000,000

 11          109,842        69,574      1,000,000    63,301     1,000,000
 12          123,065        79,415      1,000,000    70,737     1,000,000
 13          136,950        89,591      1,000,000    77,916     1,000,000
 14          151,529       100,087      1,000,000    84,698     1,000,000
 15          166,837       110,947      1,000,000    90,925     1,000,000

 16          182,911       122,168      1,000,000    96,410     1,000,000
 17          199,788       133,666      1,000,000   100,943     1,000,000
 18          217,509       145,461      1,000,000   104,281     1,000,000
 19          236,116       157,579      1,000,000   106,146     1,000,000
 20          255,653       170,043      1,000,000   106,199     1,000,000

 25          369,008       230,252      1,000,000    60,302      1,000,000
 30          513,680       271,663      1,000,000         0      1,000,000


*THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES, ADMINISTRATIVE FEES, ISSUE CHARGES, AND MORTALITY AND EXPENSE RISK RATES. **THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES, ADMINISTRATIVE FEES, ISSUE CHARGES, AND MORTALITY AND EXPENSE RISK RATES. ***IF YOU SURRENDER YOUR POLICY DURING THE FIRST TWO POLICY YEARS, YOU WILL RECEIVE A REFUND IN ADDITION TO THE CASH VALUES SHOWN. THE REFUND PLUS THE CASH VALUE WOULD BE $3,876.89 IN YEAR ONE AND $8,580 IN YEAR TWO FOR THE CURRENT CHARGES AND $3,522.89 IN YEAR ONE AND $7,857 IN YEAR TWO FOR THE GUARANTEED CHARGES.

     THE DEATH BENEFIT MAY, AND THE ACCOUNT VALUES AND CASH SURRENDER VALUES WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.

     THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL RATE OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS.
THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNT AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 6%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                 ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

                           DEATH BENEFIT OPTION: LEVEL
                           $750,000 BASIC FACE AMOUNT
                       $250,000 SUPPLEMENTAL FACE AMOUNT
            ISSUE AGE 55 MALE PREFERRED/ISSUE AGE 50 FEMALE PREFERRED
                            $7,363.45 PLANNED PREMIUM

     ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0% (-0.75% NET)


                            CURRENT CHARGES*     GUARANTEED CHARGES**
                           -----------------     --------------------
          PREMIUMS
END OF    ACCUMULATED
POLICY    AT 5% INTEREST   ACCOUNT     DEATH       ACCOUNT    DEATH
 YEAR     PER YEAR         VALUE       BENEFIT     VALUE      BENEFIT
 ----     --------         -----       --------    -----      -------

  1            7,732       3,037***   1,000,000    2,695***  1,000,000
  2           15,850       7,849***   1,000,000    7,170***  1,000,000
  3           24,374      12,486      1,000,000   11,475     1,000,000
  4           33,324      16,928      1,000,000   15,589     1,000,000
  5           42,722      21,149      1,000,000   19,488     1,000,000

  6           52,590      26,229      1,000,000   24,249     1,000,000
  7           62,951      31,012      1,000,000   28,719     1,000,000
  8           73,830      35,463      1,000,000   32,860     1,000,000
  9           85,253      39,543      1,000,000   36,634     1,000,000
 10           97,248      43,197      1,000,000   39,985     1,000,000

 11          109,842      48,985      1,000,000   44,045     1,000,000
 12          123,065      54,596      1,000,000   47,541     1,000,000
 13          136,950      60,021      1,000,000   50,371     1,000,000
 14          151,529      65,229      1,000,000   52,410     1,000,000
 15          166,837      70,203      1,000,000   53,516     1,000,000

 16          182,911      74,912      1,000,000   53,525     1,000,000
 17          199,788      79,251      1,000,000   52,259     1,000,000
 18          217,509      83,228      1,000,000   49,511     1,000,000
 19          236,116      86,851      1,000,000   45,050     1,000,000
 20          255,653      90,126      1,000,000   38,593     1,000,000

 25          369,008      92,902      1,000,000        0     1,000,000
 30          513,680      55,195      1,000,000        0     1,000,000


*THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES, ADMINISTRATIVE FEES, ISSUE CHARGES, AND MORTALITY AND EXPENSE RISK RATES. **THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES, ADMINISTRATIVE FEES, ISSUE CHARGES, AND MORTALITY AND EXPENSE RISK RATES. ***IF YOU SURRENDER YOUR POLICY DURING THE FIRST TWO POLICY YEARS, YOU WILL RECEIVE A REFUND IN ADDITION TO THE CASH VALUES SHOWN. THE REFUND PLUS THE CASH VALUE WOULD BE $3,662.89 IN YEAR ONE AND $7,849 IN YEAR TWO FOR THE CURRENT CHARGES AND $3,320.89 IN YEAR ONE AND $7,170 IN YEAR TWO FOR THE GUARANTEED CHARGES.

     THE DEATH BENEFIT MAY, AND THE ACCOUNT VALUES AND CASH SURRENDER VALUES WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.

     THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL RATE OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS.
THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNT AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 6%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                 ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

                           DEATH BENEFIT OPTION: LEVEL
                           $750,000 BASIC FACE AMOUNT
                       $250,000 SUPPLEMENTAL FACE AMOUNT
          ISSUE AGE 55 MALE PREFERRED/ISSUE AGE 50 FEMALE PREFERRED

                          $7,363.45 PLANNED PREMIUM

    ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12% (11.25% NET)


                              CURRENT CHARGES*     GUARANTEED CHARGES**
                             -----------------     --------------------
           PREMIUMS
END OF     ACCUMULATED
POLICY     AT 5% INTEREST    ACCOUNT    DEATH        ACCOUNT     DEATH
 YEAR      PER YEAR          VALUE      BENEFIT      VALUE       BENEFIT
 ----      --------          -----      --------     -----       -------

  1            7,732         3,465***  1,000,000    3,101***   1,000,000
  2           15,850         9,337***  1,000,000    8,570***   1,000,000
  3           24,374        15,709     1,000,000   14,499      1,000,000
  4           33,324        22,612     1,000,000   20,911      1,000,000
  5           42,722        30,070     1,000,000   27,828      1,000,000

  6           52,590        39,304     1,000,000   36,463      1,000,000
  7           62,951        49,269     1,000,000   45,766      1,000,000
  8           73,830        60,004     1,000,000   55,769      1,000,000
  9           85,253        71,548     1,000,000   66,502      1,000,000
 10           97,248        83,929     1,000,000   77,985      1,000,000

 11          109,842        99,893     1,000,000   91,701      1,000,000
 12          123,065       117,496     1,000,000  106,403      1,000,000
 13          136,950       136,937     1,000,000  122,108      1,000,000
 14          151,529       158,390     1,000,000  138,819      1,000,000
 15          166,837       182,065     1,000,000  156,534      1,000,000

 16          182,911       208,181     1,000,000  175,243      1,000,000
 17          199,788       236,921     1,000,000  194,937      1,000,000
 18          217,509       268,598     1,000,000  215,603      1,000,000
 19          236,116       303,561     1,000,000  237,230      1,000,000
 20          255,653       342,203     1,000,000  259,793      1,000,000

 25          369,008       602,483     1,000,000  384,397      1,000,000
 30          513,680     1,041,207     1,100,632  521,712      1,000,000


*THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES, ADMINISTRATIVE FEES, ISSUE CHARGES, AND MORTALITY AND EXPENSE RISK RATES. **THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES, ADMINISTRATIVE FEES, ISSUE CHARGES, AND MORTALITY AND EXPENSE RISK RATES. ***IF YOU SURRENDER YOUR POLICY DURING THE FIRST TWO POLICY YEARS, YOU WILL RECEIVE A REFUND IN ADDITION TO THE CASH VALUES SHOWN. THE REFUND PLUS THE CASH VALUE WOULD BE $4,090.89 IN YEAR ONE AND $9,336.78 YEAR TWO FOR THE CURRENT CHARGES AND $3,726.84 IN YEAR ONE AND $8,570.31 IN YEAR TWO FOR THE GUARANTEED CHARGES.

     THE DEATH BENEFIT MAY, AND THE ACCOUNT VALUES AND CASH SURRENDER VALUES WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.

     THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL RATE OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS.
THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNT AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 12%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                 ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

                           DEATH BENEFIT OPTION: LEVEL
                           $750,000 BASIC FACE AMOUNT
                   $250,000 SUPPLEMENTAL FACE AMOUNT
            ISSUE AGE 65 MALE PREFERRED/ISSUE AGE 65 FEMALE PREFERRED
                           $21,368.95 PLANNED PREMIUM

    ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12% (11.25% NET)


                          CURRENT CHARGES*        GUARANTEED CHARGES**
                          ----------------        --------------------
           PREMIUMS
END OF     ACCUMULATED
POLICY     AT 5% INTEREST  ACCOUNT     DEATH       ACCOUNT     DEATH
 YEAR      PER YEAR        VALUE       BENEFIT     VALUE       BENEFIT
 ----      --------        -----       -------     -----       -------

  1           22,437      11,945***   1,000,000   11,581***   1,000,000
  2           45,997      30,567***   1,000,000   29,800***   1,000,000
  3           70,734      50,226      1,000,000   49,013      1,000,000
  4           96,708      70,887      1,000,000   69,179      1,000,000
  5          123,981      92,493      1,000,000   90,235      1,000,000

  6          152,617     116,724      1,000,000  113,852      1,000,000
  7          182,685     141,847      1,000,000  138,286      1,000,000
  8          214,257     176,061      1,000,000  163,315      1,000,000
  9          247,407     213,598      1,000,000  188,654      1,000,000
 10          282,215     254,754      1,000,000  213,980      1,000,000

 11          318,763     302,607      1,000,000  242,068      1,000,000
 12          357,139     355,374      1,000,000  270,018      1,000,000
 13          397,433     413,529      1,000,000  297,618      1,000,000
 14          439,742     477,567      1,000,000  324,649      1,000,000
 15          484,167     548,254      1,000,000  350,822      1,000,000

 16          530,813     625,966      1,000,000  375,725      1,000,000
 17          579,791     711,708      1,000,000  398,798      1,000,000
 18          631,218     807,174      1,000,000  419,297      1,000,000
 19          685,216     914,388      1,000,000  436,338      1,000,000
 20          741,914   1,034,991      1,108,112  448,887      1,000,000

 25        1,070,872   1,859,867      1,974,232  376,966      1,000,000
 30        1,490,715   3,233,997      3,254,351        0      1,000,000


*THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES, ADMINISTRATIVE FEES, ISSUE CHARGES, AND MORTALITY AND EXPENSE RISK RATES. **THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES, ADMINISTRATIVE FEES, ISSUE CHARGES, AND MORTALITY AND EXPENSE RISK RATES. ***IF YOU SURRENDER YOUR POLICY DURING THE FIRST TWO POLICY YEARS, YOU WILL A REFUND IN ADDITION TO THE CASH VALUES SHOWN. THE REFUND PLUS THE CASH VALUE WOULD BE $13,761.77 IN YEAR ONE AND $30,567 IN YEAR TWO FOR THE CURRENT CHARGES AND $13,397.36 IN YEAR ONE AND $29,800 IN YEAR TWO FOR THE GUARANTEED CHARGES.

     THE DEATH BENEFIT MAY, AND THE ACCOUNT VALUES AND CASH SURRENDER VALUES WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.

     THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL RATE OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS.
THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNT AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 12%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                 ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

                           DEATH BENEFIT OPTION: LEVEL
                          $1,000,000 BASIC FACE AMOUNT
            ISSUE AGE 55 MALE PREFERRED/ISSUE AGE 50 FEMALE PREFERRED
                           $15,365.43 PLANNED PREMIUM

     ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6% (5.25% NET)


                             CURRENT CHARGES*      GUARANTEED CHARGES**
                            -----------------      --------------------
           PREMIUMS
END OF     ACCUMULATED
POLICY     AT 5% INTEREST   ACCOUNT     DEATH        ACCOUNT     DEATH
 YEAR      PER YEAR         VALUE       BENEFIT      VALUE       BENEFIT
 ----      --------         -----       -------      -----       -------

  1           16,134        6,147***   1,000,000     5,871***   1,000,000
  2           33,074       18,099***   1,000,000    17,533***   1,000,000
  3           50,861       30,475      1,000,000    29,608      1,000,000
  4           69,538       43,275      1,000,000    42,092      1,000,000
  5           89,149       56,491      1,000,000    54,979      1,000,000

  6          109,740       71,779      1,000,000    69,922      1,000,000
  7          131,361       87,536      1,000,000    85,319      1,000,000
  8          154,062      103,751      1,000,000   101,157      1,000,000
  9          177,899      120,410      1,000,000   117,420      1,000,000
 10          202,928      137,485      1,000,000   134,081      1,000,000

 11          229,208      158,537      1,000,000   153,504      1,000,000
 12          256,802      180,566      1,000,000   173,439      1,000,000
 13          285,776      203,613      1,000,000   193,839      1,000,000
 14          316,198      227,704      1,000,000   214,641      1,000,000
 15          348,142      252,884      1,000,000   235,773      1,000,000

 16          381,682      279,184      1,000,000   257,155      1,000,000
 17          416,901      306,587      1,000,000   278,707      1,000,000
 18          453,880      335,168      1,000,000   300,339      1,000,000
 19          492,707      365,008      1,000,000   321,958      1,000,000
 20          533,476      396,191      1,000,000   343,455      1,000,000

 25          680,866      485,293      1,000,000   353,883      1,000,000
 30          868,977      579,678      1,000,000   265,177      1,000,000


*THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES, ADMINISTRATIVE FEES, ISSUE CHARGES, AND MORTALITY AND EXPENSE RISK RATES. **THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES, ADMINISTRATIVE FEES, ISSUE CHARGES, AND MORTALITY AND EXPENSE RISK RATES. ***IF YOU SURRENDER YOUR POLICY DURING THE FIRST TWO POLICY YEARS, YOU WILL RECEIVE A REFUND IN ADDITION TO THE CASH VALUES SHOWN. THE REFUND PLUS THE CASH VALUE WOULD BE $9,220.09 IN YEAR ONE AND $21,710.64 IN YEAR TWO FOR THE CURRENT CHARGES AND $8,944.09 IN YEAR ONE AND $21,144.64 IN YEAR TWO FOR THE GUARANTEED CHARGES.

     THE DEATH BENEFIT MAY, AND THE ACCOUNT VALUES AND CASH SURRENDER VALUES WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.

     THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL RATE OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS.
THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNT AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 12%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                 ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

                           DEATH BENEFIT OPTION: LEVEL
                          $1,000,000 BASIC FACE AMOUNT
            ISSUE AGE 55 MALE PREFERRED/ISSUE AGE 50 FEMALE PREFERRED
                           $15,365.43 PLANNED PREMIUM

     ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0% (-0.75% NET)


                            CURRENT CHARGES*        GUARANTEED CHARGES**
                            ----------------        --------------------
           PREMIUMS
END OF     ACCUMULATED
POLICY     AT 5% INTEREST    ACCOUNT     DEATH       ACCOUNT     DEATH
 YEAR      PER YEAR          VALUE       BENEFIT     VALUE       BENEFIT
 ----      --------          -----       -------     -----       -------

  1           16,134         5,768***   1,000,000    5,501***  1,000,000
  2           33,074        16,663***   1,000,000   16,131***  1,000,000
  3           50,861        27,290      1,000,000   26,499     1,000,000
  4           69,538        37,634      1,000,000   36,587     1,000,000
  5           89,149        47,674      1,000,000   46,374     1,000,000

  6          109,740        58,975      1,000,000   57,426     1,000,000
  7          131,361        69,897      1,000,000   68,103     1,000,000
  8          154,062        80,412      1,000,000   78,375     1,000,000
  9          177,899        90,485      1,000,000   88,208     1,000,000
 10          202,928       100,071      1,000,000   97,557     1,000,000

 11          229,208       112,423      1,000,000  108,499     1,000,000
 12          256,802       124,574      1,000,000  118,854     1,000,000
 13          285,776       136,514      1,000,000  128,539     1,000,000
 14          316,198       148,217      1,000,000  137,449     1,000,000
 15          348,142       159,670      1,000,000  145,468     1,000,000

 16          381,683       170,845      1,000,000  152,463     1,000,000
 17          416,901       181,651      1,000,000  158,292     1,000,000
 18          453,880       192,098      1,000,000  162,793     1,000,000
 19          492,707       202,196      1,000,000  165,784     1,000,000
 20          533,476       211,955      1,000,000  167,047     1,000,000

 25          680,866       177,259      1,000,000   60,452     1,000,000
 30          868,977       106,947      1,000,000        0     1,000,000


*THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES, ADMINISTRATIVE FEES, ISSUE CHARGES, AND MORTALITY AND EXPENSE RISK RATES. **THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES, ADMINISTRATIVE FEES, ISSUE CHARGES, AND MORTALITY AND EXPENSE RISK RATES. ***IF YOU SURRENDER YOUR POLICY DURING THE FIRST TWO POLICY YEARS, YOU WILL RECEIVE A REFUND IN ADDITON TO THE CASH VALUES SHOWN. THE REFUND PLUS THE CASH VALUE WOULD BE $8,841.09 IN YEAR ONE AND $20,274.64 IN YEAR TWO FOR THE CURRENT CHARGES AND $8,574.09 IN YEAR ONE AND $19,742.64 IN YEAR TWO FOR THE GUARANTEED CHARGES.

     THE DEATH BENEFIT MAY, AND THE ACCOUNT VALUES AND CASH SURRENDER VALUES WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.

     THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL RATE OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS.
THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNT AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 6%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                 ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

                           DEATH BENEFIT OPTION: LEVEL
                          $1,000,000 BASIC FACE AMOUNT
            ISSUE AGE 55 MALE PREFERRED/ISSUE AGE 50 FEMALE PREFERRED
                           $15,365.43 PLANNED PREMIUM

    ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12% (11.25% NET)


                           CURRENT CHARGES*        GUARANTEED CHARGES**
                          -----------------        --------------------
           PREMIUMS
END OF     ACCUMULATED
POLICY     AT 5% INTEREST    ACCOUNT     DEATH       ACCOUNT     DEATH
 YEAR      PER YEAR          VALUE       BENEFIT     VALUE       BENEFIT
 ----      --------          -----       -------     -----       -------

  1           16,134        6,527***    1,000,000     6,242***  1,000,000
  2           33,074       19,581***    1,000,000    18,981***  1,000,000
  3           50,861       33,882       1,000,000    32,935     1,000,000
  4           69,538       49,541       1,000,000    48,210     1,000,000
  5           89,149       66,673       1,000,000    64,918     1,000,000

  6          109,740       87,140       1,000,000    84,916     1,000,000
  7          131,361      109,525       1,000,000   106,784     1,000,000
  8          154,062      134,001       1,000,000   130,687     1,000,000
  9          177,899      160,757       1,000,000   156,808     1,000,000
 10          202,928      189,994       1,000,000   185,342     1,000,000

 11          229,208      225,887       1,000,000   219,255     1,000,000
 12          256,802      265,658       1,000,000   256,476     1,000,000
 13          285,776      309,727       1,000,000   297,331     1,000,000
 14          316,198      358,556       1,000,000   342,181     1,000,000
 15          348,142      412,670       1,000,000   391,449     1,000,000

 16          381,683      472,650       1,000,000   445,629     1,000,000
 17          416,901      539,109       1,000,000   505,315     1,000,000
 18          453,880      612,817       1,000,000   571,215     1,000,000
 19          492,707      694,634       1,000,000   644,188     1,000,000
 20          533,476      785,525       1,000,000   725,280     1,000,000

 25          680,866    1,314,480       1,380,204 1,193,109     1,252,765
 30          868,977    2,201,333       2,311,400 1,970,576     2,069,105


*THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES, ADMINISTRATIVE FEES, ISSUE CHARGES, AND MORTALITY AND EXPENSE RISK RATES. **THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES, ADMINISTRATIVE FEES, ISSUE CHARGES, AND MORTALITY AND EXPENSE RISK RATES. ***IF YOU SURRENDER YOUR POLICY DURING THE FIRST TWO POLICY YEARS, YOU WILL RECEIVE A REFUND IN ADDITION TO THE CASH VALUES SHOWN. THE REFUND PLUS THE CASH VALUE WOULD BE $9,600.09 IN YEAR ONE AND $23,192.64 IN YEAR TWO FOR THE CURRENT CHARGES AND $9,315.09 YEAR ONE AND $22,592.37 IN YEAR TWO FOR THE GUARANTEED CHARGES.

     THE DEATH BENEFIT MAY, AND THE ACCOUNT VALUES AND CASH SURRENDER VALUES WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.

     THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL RATE OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS.
THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNT AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 12%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                   UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                                 Washington, D.C. 20549

                                       FORM 10-Q

(Mark one)

/X/ Quarterly Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
     For the quarterly period ended September 30, 1995

/ / Transition report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
     For the transition period from           to            .


                           Commission file number 2-89516

                          HARTFORD LIFE INSURANCE COMPANY


                       Incorporated in the State of Connecticut

                                     06-0974148
                         (I.R.S. Employer Identification No.)


                    P.O. Box 2999, Hartford, Connecticut 06104-2999
                            (Principal Executive Offices)

                            Telephone number 203-843-8291


Indicate by check mark whether the registrant (1) has filed all reports to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months and (2) has been subject to such filing requirements
for the past 90 days.    Yes / X /  No /  /.

As of November 13, 1995 there were outstanding 1,000 shares of common stock, $5,690 par value per share, of the registrant, all of which were directly owned by Hartford Life and Accident Insurance Company.

The registrant meets the conditions set forth in General Instruction H(1)(a) and (b) of Form 10-Q and is therefore filing this form with the reduced disclosure format.


                                        (1)

                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES

                             TABLE OF CONTENTS


PART 1.  FINANCIAL INFORMATION:                                         PAGE

Item 1. Financial Statements:
Consolidated Statements of Income --
  Quarter and Nine Months Ended September 30, 1995 and 1994 .............. 3
Consolidated Balance Sheets --
September 30, 1995 and December 31, 1994 ................................. 4
Consolidated Statements of Cash Flows --
Nine Months Ended September 30, 1995 and 1994 ............................ 5

Item 2. Management's Narrative Analysis of Results of Operations*
Quarter and Nine Months Ended September 30, 1995 and 1994 ................ 6


PART II.  OTHER INFORMATION:*

Item 6. Exhibits and Reports on Form 8-K ................................. 9
Signature ................................................................10
Exhibit Index ............................................................11







(*) Item prepared in accordance with General Instruction H(2) of Form 10-Q.

                                     (2)

                              PART I. FINANCIAL INFORMATION

Item 1.

                                 FINANCIAL STATEMENTS

The following unaudited financial statements, reflect, in the opinion of management, all adjustments (which include only normal recurring adjustments) necessary to present fairly the financial position, the results of operations and the cash flows for the periods presented. Interim results are not indicative of the results which may be expected for any other interim period or the full year. For a description of accounting policies, see Notes to Consolidated Financial Statements in the 1994 Form 10-K.

                    HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
                            CONSOLIDATED STATEMENTS OF INCOME
                                       (In Millions)

                                                  Quarter Ended       Nine Months Ended
                                                  September 30,         September 30,
                                               --------------------  ------------------
                                                 1995        1994       1995       1994
                                               --------    --------   --------  --------
                                                    (unaudited)           (unaudited)
REVENUES:

Premiums and other considerations               $ 385       $ 200      $1,105     $ 707
Net investment income                             357         269       1,032       828
Net realized (losses) gains on investments         (4)          6         (10)       12
                                                -----       -----      ------     ------
                                                  738         475       2,127     1,547
                                                -----       -----      ------     ------
BENEFITS, CLAIMS AND EXPENSES:
Benefits, claims and claim adjustment expenses    446         301       1,162       899
Amortization of deferred policy acquisition costs  48          46         140       123
Dividends to policyholders                        152          27         449       212
Other insurance expenses                           47          40         240       145
                                                -----       -----      ------     ------
                                                  693         414       1,991     1,379
                                                -----       -----      ------     ------
INCOME BEFORE INCOME TAX                           45          61         136       168
Income tax expense                                 15          22          45        59
                                                -----       -----      ------     ------
NET INCOME                                      $  30       $  39      $   91     $ 109
                                                -----       -----      ------     ------
                                                -----       -----      ------     ------

                                        (3)

                     HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
                               CONSOLIDATED BALANCE SHEETS
                                     (In Millions)

                                            September 30,       December 31,
                                                1995                1994
                                            -------------       -------------
                                             (unaudited)
ASSETS:
Investments
Fixed maturities, available for sale,
  at fair value                              $ 14,279             $ 13,429
Equity securities, at fair value                   97                   68
Mortgage loans, at outstanding principal
  balance                                         286                  316
Policy loans, at outstanding balance            4,453                2,614
Other investments                                 104                  107
                                             ---------            --------
                                               19,219               16,534
Cash                                               23                   20
Premiums and amounts receivable                   235                  160
Reinsurance recoverable                         6,067                5,466
Accrued investment income                         413                  378
Deferred policy acquisition costs               2,066                1,809
Deferred income tax                               465                  590
Other assets                                      168                   83
Separate account assets                        31,391               22,809
                                             ---------            --------
                                             $ 60,047             $ 47,849
                                             ---------            --------
                                             ---------            --------
LIABILITIES AND STOCKHOLDER'S EQUITY

Future policy benefits                       $  2,311             $  1,890
Other policyholder funds                       23,432               21,328
Other liabilities                               1,364                1,000
Separate account liabilities                   31,391               22,809
                                             ---------            --------
                                               58,498               47,027
                                             ---------            --------
Common stock -- authorized 1,000 shares,
  $5,690 par value, issued and outstanding
  1,000 shares                                      6                    6
Capital surplus                                 1,009                  826
Unrealized loss on securities, net of tax        (201)                (654)
Retained earnings                                 735                  644
                                             ---------            --------
                                                1,549                  822
                                             ---------            --------
                                             $ 60,047             $ 47,849
                                             ---------            --------
                                             ---------            --------

                                         (4)

                   HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
                        CONSOLIDATED STATEMENTS OF CASH FLOWS
                                    (In Millions)

                                                                  Nine Months
                                                               Ended September 30,
                                                              --------------------
                                                                  1995       1994
                                                              ---------  ---------
                                                                   (Unaudited)

OPERATING ACTIVITIES:
NET INCOME                                                    $     91   $     109
Adjustments to net income:
Net realized investment losses (gains) before tax                   10         (12)
Net policyholder investment losses (gains) before tax               (3)          6
Net deferred policy acquisition costs                             (257)       (286)
Net amortization of premium on fixed maturities                     15          35
Deferred income tax benefits                                      (128)        (54)
(Increase) decrease in premiums and amounts receivable            (168)         27
(Increase) decrease in other assets                               (102)         17
(Increase) decrease in reinsurance recoverable                     (61)          7
Increase in liability for future policy benefits                   434         206
Increase in other liabilities                                      261          60
Decrease in accrued investment income                              (36)        (72)
                                                              ---------    --------
CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES                    56          43
                                                              ---------    --------

INVESTING ACTIVITIES:
Purchases of fixed maturity investments                         (3,752)      (8,501)
Proceeds from sales of fixed maturity investments                3,211        4,899
Maturities and principal paydowns of long-term investments       1,078        1,680
Net purchases of other investments                              (1,931)        (621)
Net (purchases) sales of short-term investments                   (184)         720
                                                              ---------    --------
CASH USED FOR INVESTING ACTIVITIES                              (1,578)      (1,823)
                                                              ---------    --------

FINANCING ACTIVITIES:
Net receipts from investment and UL-type contracts
  credited to policyholder account balances                      1,525        1,708
Capital contributions                                                0          100
                                                              ---------    --------
CASH PROVIDED BY FINANCING ACTIVITIES                            1,525        1,808
                                                              ---------    --------

NET INCREASE IN CASH                                                 3           28
Cash at beginning of period                                         20            1
                                                              ---------    --------
CASH AT END OF PERIOD                                           $   23       $   29
                                                              ---------    --------
                                                              ---------    --------

                                         (5)

                   Item 2. MANAGEMENT'S NARRATIVE ANALYSIS OF
                               RESULTS OF OPERATIONS
                                   (In Millions)

                    QUARTER ENDED SEPTEMBER 30, 1995 AND 1994

                                          ILAD             AMS          SPECIALTY           TOTAL
                                       ------------    ------------    ------------      ----------
                                       1995    1994    1995    1994     1995   1994      1995    1994
                                       ----    ----    ----    ----     ----   ----      ----    ----
REVENUES                               $203    $195    $177    $194     $358   $ 86      $738    $475
BENEFITS, CLAIMS, EXPENSES AND TAXES    166     165     191     188      351     83       708     436
                                       ----    ----    ----    ----     ----   ----      ----    ----
NET INCOME (LOSS)                      $ 37    $ 30    $(14)   $  6     $  7   $  3      $ 30    $ 39
                                       ----    ----    ----    ----     ----   ----      ----    ----
                                       ----    ----    ----    ----     ----   ----      ----    ----

INDIVIDUAL LIFE AND ANNUITY DIVISION (ILAD)

The premiums, investment income, management and maintenance fees and cost of insurance associated with this growing asset base continue to be the source of ILAD's increased revenues. New deposits of fixed and variable annuities in the three months ended September 30, 1995 were approximately $1 billion, a decrease from prior year sales of $1.7 billion, but are not reported as revenues. New business sales have slowed, however the past two years have seen unprecedented growth for this line of business and the current trend is more indicative of stable continual growth. Net income, up 23% for the same period last year, continues to grow due to the nature of these products in that revenues and earnings are earned primarily on the existing asset base.

ASSET MANAGEMENT SERVICES (AMS)

Third quarter results remain consistent with first and second quarter experience but are down from the same period last year. The guaranteed rate contract (GRC) line was particularly impacted by investment prepayment activity. Additionally, since interest credited to contractholders is fixed, this expense remains constant even as investment income declines.

SPECIALTY

The growth of the Specialty line is based primarily on increased sales of corporate owned life insurance. New deposit premiums (not reported as revenues) during the third quarter were approximately $600 million. Revenues for the third quarter of 1994 are reflected net of a one time reinsurance transaction of approximately $280 million. Revenues increased due to the continued growth in this line of business resulting in increases in cost of insurance and maintenance fees and interest earned on policy loans.
In part, this reflects the 1994 recapture of reinsurance previously ceded to a third party. The corresponding increase in benefits, claims and expenses is primarily due to increases in dividends to policyholders, as a significant portion of this block is written on a participating basis.


                    NINE MONTHS ENDED SEPTEMBER 30, 1995 AND 1994

                                          ILAD             AMS          SPECIALTY           TOTAL
                                       ------------    ------------    ------------      ----------
                                       1995    1994    1995    1994     1995   1994      1995    1994
                                       ----    ----    ----    ----     ----   ----      ----    ----
REVENUES                               $611    $517    $565    $588     $951   $442     $2,127 $1,547
BENEFITS, CLAIMS, EXPENSES AND TAXES    507     443     596     565      933    430      2,036  1,438
                                       ----    ----    ----    ----     ----   ----      -----  ------
NET INCOME (LOSS)                      $104    $ 74    $(31)   $ 23     $ 18   $ 12      $  91 $  109
                                       ----    ----    ----    ----     ----   ----      -----  ------
                                       ----    ----    ----    ----     ----   ----      -----  ------

                                          (6)

                       Item 2.  MANAGEMENT'S NARRATIVE ANALYSIS OF
                                   RESULTS OF OPERATIONS
                                        (In Millions)

INDIVIDUAL LIFE AND ANNUITY DIVISION (ILAD)

Growth in fixed and variable annuity sales, as well as several assumption reinsurance transactions in the last several years have increased the assets under management in this segment to over $27 billion through September 1995. The premiums, investment income, management and maintenance fees and cost of insurance associated with this growing asset base continue to be the source of ILAD's increased revenues. New deposits of fixed and variable annuities in the first nine months of 1995 were approximately $4 billion, but are not reported as revenues, a decrease from prior year sales of $4.9 billion.

ASSET MANAGEMENT SERVICES (AMS)

This segment, consistent with the industry, has experienced a decline in net investment income due to interest rate drops. The guaranteed rate contract
(GRC) line was particularly impacted by investment prepayment activity in excess of expectations. Additionally, since interest credited to contractholders is fixed, this expense remains constant even as investment income declines. Although income for this line will continue to be impacted from these prepayments, hedging strategies are in place that limit volatility against future interest rate movements.

SPECIALTY

The growth of the Specialty line is based primarily on increased sales of corporate owned life insurance. New deposit premiums (not reported as revenues) during the first nine months were $2.1 billion compared to $500 million in 1994. Revenues for 1994 are reflected net of a one time reinsurance transaction of approximately $280 million. Revenues increased due to the continued growth in this line of business resulting in increases in cost of insurance and maintenance fees and interest earned on policy loans. In part, this reflects the 1994 recapture of reinsurance previously ceded to a third party, as well as revenues on a block of business assumed from a third party in December of 1994. The corresponding increase in benefits, claims and expenses is primarily due to increases in dividends to policyholders, as a significant portion of this block is written on a participating basis.

                                      (7)

NOTES TO THE FINANCIAL STATEMENTS:

On June 30, 1995, The Company received a non-cash capital contribution of $183 million.

On September 21, 1995, at a Special Meeting of the Shareholders of ITT, ITT Shareholders approved the Distribution by ITT of all of the outstanding shares of common stock of ITT Hartford (the Distribution). In the Distribution, shareholders of ITT common stock will receive, among other items, one share of ITT Hartford Common stock for each share of ITT common stock held.



                                     (8)

                        [ARTHUR ANDERSEN LLP LETTERHEAD]





                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To the Board of Directors of
       ITT Hartford Life and Annuity Insurance Company


We have audited the accompanying statutory-basis balance sheets of ITT Hartford Life and Annuity Insurance Company (a Wisconsin corporation and wholly-owned subsidiary of Hartford Life Insurance Company) (the Company) as of December 31, 1994 and 1993, and the related statutory-basis statements of income, changes in capital and surplus and cash flows for each of the three years in the period ended December 31, 1994. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these statutory-basis financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The Company presents its financial statements in conformity with statutory accounting practices as described in Note 1. When statutory-basis financial statements are presented for purposes other than for filing with a regulatory agency, generally accepted auditing standards require that an auditor's report on them state whether they are presented in conformity with generally accepted accounting principles. The accounting principles used by the Company vary from generally accepted accounting principles explained and quantified in
Note 1. In our opinion, because the differences in accounting practices as described in Note 1 are material, the statutory-basis financial statements referred to above do not present fairly, in accordance with generally accepted accounting principles, the financial position of the Company as of December 31, 1994 and 1993, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1994.

However, in our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 1994 and 1993, and the results of its operations and its cash flows for each of the three years in the period ended December 31 1994 in conformity with statutory accounting practices as described in Note 1.



                                                  /s/ Arthur Andersen LLP

Hartford, Connecticut
January 30, 1995 (except with respect to the matter discussed in Note 9, as to which the date is December 20, 1995)

                 ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                             STATUTORY BALANCE SHEETS
                                     ($000)


                                                                       December 31,
                                                          --------------------------------------
                                                             1994                        1993
                                                          ----------                  ----------
ASSETS
  Bonds                                                  $   798,501                 $   294,338
  Common Stocks                                                2,275                       1,599
  Policy Loans                                                20,145                       1,859
  Cash & Short-Term Investments                               84,312                      33,232
  Other Invested Assets                                        2,519                         458
                                                          ----------                  ----------
    Total Cash & Invested Assets                             907,752                     331,486
                                                          ----------                  ----------

  Investment Income Due & Accrued                             12,757                       4,426
  Premium Balances Receivable                                    467                          46
  Receivables from Affiliates                                  2,861                       4,320
  Other Assets                                                13,749                      17,254
  Separate Account Assets                                  3,588,077                   2,053,775
                                                          ----------                  ----------
     Total Assets                                        $ 4,525,663               $   2,411,307
                                                          ----------                  ----------
                                                          ----------                  ----------
LIABILITIES
  Aggregate Reserves for Future Benefits                 $   447,284               $      41,195
  Policy & Contract Claims                                     9,902                         740
  Liability for Premium & Other Deposit Funds                479,202                     284,159
  Asset Valuation Reserve                                      2,422                       1,066
  Payable to Affiliates                                        7,840                      13,618
  Other Liabilities                                         (100,349)                    (71,939)
  Separate Account Liabilities                             3,588,077                   2,053,775
                                                          ----------                  ----------
     Total Liabilities                                     4,434,378                   2,322,614
                                                          ----------                  ----------
                                                          ----------                  ----------
CAPITAL AND SURPLUS
  Common Stock                                                 2,500                       2,500
  Gross Paid-In & Contributed Surplus                        114,109                     114,109
  Unassigned Funds                                           (25,324)                    (27,916)
                                                          ----------                  ----------
    Total Capital and Surplus                                 91,285                      88,693
                                                          ----------                  ----------

TOTAL LIABILITIES AND CAPITAL AND SURPLUS                $ 4,525,663               $   2,411,307
                                                          ----------                  ----------
                                                          ----------                  ----------

               The accompanying notes are an integral part of
                          these financial statements.

                 ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                         STATUTORY STATEMENTS OF INCOME
                                   ($000)


                                                                 Years Ended December 31,
                                                          --------------------------------------
                                                              1994         1993          1992
                                                          ----------    ----------    ----------
REVENUES
  Premiums & Annuity Considerations                      $   442,173   $    14,281   $     9,974
  Annuity & Other Fund Deposits                              608,685     1,986,140         1,292
  Net Investment Income                                       29,012         7,970         5,666
  Commissions & Expense Allowances on Reinsurance Ceded      154,527        60,700        50,209
  Reserve Adjustment on Reinsurance Ceded                  1,266,926             0             0
  Other Revenues                                              41,857       369,598          (231)
                                                          ----------    ----------    ----------
    Total Revenues                                         2,543,180     2,438,689        66,910
                                                          ----------    ----------    ----------

BENEFITS AND EXPENSES
  Death and Annuity Benefits                                   7,948         3,192         2,822
  Surrenders and Other Benefit Payments                      181,749         4,955         1,836
  Commissions and Other Expenses                             186,303       132,169        57,360
  Increase in Reserves for Future Benefits                   416,748         5,120         3,765
  Increase in Liability for Premium
      and Other Deposit Funds                                182,934       281,024           887
  Net transfers to Separate Accounts                       1,541,419     2,013,183             0
                                                          ----------    ----------    ----------
    Total Benefits and Expenses                            2,517,101     2,439,643        66,670
                                                          ----------    ----------    ----------

NET GAIN (LOSS) FROM OPERATIONS
  BEFORE FEDERAL INCOME TAXES                                 26,079          (954)          240

  Federal Income Taxes                                        24,038        11,270         1,561
                                                          ----------    ----------    ----------
NET GAIN (LOSS) FROM OPERATIONS                                2,041       (12,224)       (1,321)

  Net Realized Capital Gains                                      (2)          877           120
                                                          ----------    ----------    ----------

NET INCOME (LOSS)                                        $     2,039   $   (11,347)  $    (1,201)
                                                          ----------    ----------    ----------
                                                          ----------    ----------    ----------


                 The accompanying notes are an integral part of
                          these financial statements.

                ITT  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
              STATUTORY STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS
                                    ($000)


                                                                  Years Ended December 31,
                                                           -------------------------------------

                                                              1994         1993           1992
                                                           ---------     ---------     ---------
CAPITAL & SURPLUS - BEGINNING OF YEAR                    $    88,693    $   30,027    $   41,227
                                                           ---------     ---------     ---------

  Net Income (Loss)                                            2,039       (11,347)       (1,201)
  Net Unrealized Gains (Losses) on Investments                  (133)       (1,198)          527
  Change in Asset Valuation Reserve                           (1,356)          135          (655)
  Change in Non-Admitted Assets                               (8,599)        1,076        (7,671)
  Change in Reserve (valuation basis)                         10,659             0             0
  Aggregate write-ins for surplus                                (18)            0             0
  Dividends to Stockholder                                         0             0        (2,200)
  Paid In Capital                                                  0        70,000             0

                                                           ---------     ---------     ---------

    Change in Capital and Surplus                              2,592        58,666       (11,200)

                                                           ---------     ---------     ---------

CAPITAL & SURPLUS - END OF YEAR                          $    91,285 $      88,693 $      30,027
                                                           ---------     ---------     ---------
                                                           ---------     ---------     ---------



         The accompanying notes are an integral part of these financial statements.

                 ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                      STATUTORY STATEMENTS OF CASH FLOW
                                   ($000)

                                                                Years Ended December 31,
                                                         ---------------------------------------
                                                              1994         1993          1992
                                                           ---------    ----------    ----------
OPERATIONS
  Premiums, Annuity Considerations & Fund Deposits       $ 1,050,493   $ 2,000,492   $    11,262
  Investment Income                                           24,519         5,594         5,578
  Other Income                                             1,515,700       434,851        53,635
                                                           ---------    ----------    ----------
    Total Income                                           2,590,712     2,440,937        70,475
                                                           ---------    ----------    ----------
  Benefits Paid                                              181,205         8,215         4,789
  Federal Income Taxes Paid on Operations                     20,634         9,666            44
  Other Expenses                                           1,832,905     2,231,477        57,383
                                                           ---------    ----------    ----------
    Total Benefits & Expenses                              2,034,744     2,249,358        62,216
                                                           ---------    ----------    ----------
    NET CASH FROM OPERATIONS                                 555,968       191,579         8,259
                                                           ---------    ----------    ----------

PROCEEDS FROM INVESTMENTS

  Bonds                                                       87,747        88,334        71,668
  Common Stocks                                                    0             0           102
  Other                                                           40        23,638            88
                                                           ---------    ----------    ----------
    NET INVESTMENT PROCEEDS                                   87,787       111,972        71,858
                                                           ---------    ----------    ----------

Tax on Capital Gains                                             (96)          376          (119)
Paid In Surplus                                                    0        70,000             0
Other Cash Provided                                           30,554             0         6,028
                                                           ---------    ----------    ----------
         TOTAL PROCEEDS                                      674,405       373,175        86,264
                                                           ---------    ----------    ----------

COST OF INVESTMENTS ACQUIRED

  Bonds                                                      595,181       314,933        80,174
  Common Stocks                                                  808           567           625
  Miscellaneous Applications                                   2,523             0             0
                                                           ---------    ----------    ----------
    TOTAL INVESTMENTS ACQUIRED                               598,512       315,500        80,799
                                                           ---------    ----------    ----------

OTHER CASH APPLIED
  Dividends Paid to Stockholder                                    0             0         2,200
  Other                                                       24,813        24,626        13,725
                                                           ---------    ----------    ----------
    TOTAL OTHER CASH APPLIED                                  24,813        24,626        15,925
                                                           ---------    ----------    ----------
         TOTAL APPLICATIONS                                  623,325       340,126        96,724
                                                           ---------    ----------    ----------
NET CHANGE IN CASH & SHORT-TERM INVESTMENTS                   51,080        33,049       (10,460)

CASH & SHORT-TERM INVESTMENTS, BEGINNING OF YEAR              33,232           183        10,643
                                                           ---------    ----------    ----------
CASH & SHORT-TERM INVESTMENTS, END OF YEAR               $    84,312   $    33,232   $       183
                                                           ---------    ----------    ----------
                                                           ---------    ----------    ----------


                 The accompanying notes are an integral part of
                         these financial statements.

                 ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1994
                 (AMOUNTS IN THOUSANDS UNLESS OTHERWISE STATED)

1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

     ORGANIZATION

     ITT Hartford Life and Annuity Insurance Company (ILA or the Company), formerly known as ITT Life Insurance Corporation, is a wholly owned
     subsidiary of Hartford Life Insurance Company (HLIC), which is        an
     indirect subsidiary of the ITT Hartford Insurance Group, Inc. (ITT Hartford), a wholly owned subsidiary of ITT Corporation (ITT).

     ILA offers a complete line of ordinary and universal life insurance, individual annuities and certain supplemental accident and health benefit coverages.

     BASIS OF PRESENTATION

     The accompanying ILA statutory basis financial statements were prepared in conformity with statutory accounting practices prescribed or permitted by the National Association of Insurance Commissioners (NAIC) and the Insurance Department of the State of Wisconsin.

     Statutory accounting practices and generally accepted accounting principles
     (GAAP) differ in certain significant respects. These differences principally involve:

          (1) treatment of policy acquisition costs (commissions, underwriting and selling expenses, premium taxes, etc.) which are charged to expense when incurred for statutory purposes rather than on a pro-rata basis over the expected life of the policy;

          (2) recognition of premium revenues, which for statutory purposes are generally recorded as collected or when due during the premium paying period of the contract. For GAAP purposes, revenues for universal life policies and investment products consist of policy charges for the cost of insurance, policy administration and surrender charges assessed to policy account balances. Premiums for traditional life insurance policies are recognized as revenues when they are due from policyholders. The retrospective deposit method is used in accounting for universal life and other types of contracts where the payment pattern is irregular or surrender charges are a significant source of profit. The prospective deposit method is used where investment margins are the primary source of profit;

          (3) development of liabilities for future policy benefits, which for statutory purposes predominantly use interest rate and mortality assumptions prescribed by the National Association of Insurance Commissioners (NAIC) which may vary considerably from interest and mortality used for GAAP financial reporting;

          (4) providing for income taxes based on current taxable income only for statutory purposes, rather than establishing additional assets or liabilities for deferred federal income taxes to recognize the tax effect related to reporting revenues and expenses in different periods for financial statement and tax reporting purposes;

          (5) excluding certain assets designated as non-admitted assets (past due agent's balances, furniture and equipment, etc.) from the balance sheet for statutory purposes by directly charging surplus;

          (6) establishing accruals for post-retirement and post-employment health care benefits on an optional basis, immediate recognition or a twenty year phase-in approach, whereas GAAP liabilities were established at date of adoption. For statutory reporting purposes the Company established accruals utilizing the twenty year phase-in approach;

         (7) establishing a formula reserve for realized and unrealized losses due to default and equity risk associated with certain invested assets (Asset Valuation Reserve); as well as the deferral and amortization of realized gains and losses, resulting from changes in interest rates during the period the asset is held, into income over the remaining life of the asset sold (Interest Maintenance Reserve); whereas on a GAAP basis, no such formula reserve is required and realized gains and losses are recognized in the period the asset is sold;

         (8) the reporting of reserves and benefits net of reinsurance ceded, where risk transfer has taken place. On a GAAP basis reserves are reported gross of reinsurance with reserve credits presented as recoverable assets.


         (9) the reporting of fixed maturities at amortized cost, where GAAP requires that fixed maturities be classified as "held-to-maturity", "available-for-sale" or "trading", based on the Company's intentions with respect to the ultimate disposition of the security and its ability to effect those intentions. The Company's fixed maturities were classified on a GAAP basis as "available-for-sale" and accordingly, these investments were reflected at fair value with the corresponding impact included as a component of Stockholder's Equity designated as "Unrealized Loss on Securities, Net of Tax"

As of December 31, 1994, 1993 and 1992, the significant differences between statutory and GAAP basis net income and capital and surplus for the Company are summarized as follows:



                                         1994           1993           1992
                                       --------       --------       --------
GAAP Net Income:                   $     23,295    $     6,071    $     7,034

Deferred acquisition costs             (117,863)      (147,700)       (17,434)
Benefit reserve adjustment               30,912         14,059         (1,833)
Deferred taxes                           (9,267)        (7,123)           769
Separate accounts                        75,941        110,547              0
Coinsurance                               3,472         11,578          8,005
Other, net                               (4,451)         1,221          2,258
                                      ---------      ---------      ---------
Statutory Net Income (Loss)        $      2,039    $   (11,347)   $    (1,201)
                                      ---------      ---------      ---------
                                      ---------      ---------      ---------

                                         1994           1993           1992
                                       --------       --------       --------

GAAP Capital and Surplus           $    199,785    $   198,408    $   122,504

Deferred acquisition costs             (422,201)      (304,338)      (156,638)
Benefit reserve adjustment               85,191         43,621         29,562
Deferred taxes                           13,257         13,706         20,829
Separate accounts                        18,488        110,547              0
Asset valuation reserve                  (2,422)        (1,066)        (1,201)
Coinsurance                                   0         22,642          9,442
Unrealized (Gain) Loss on Bonds          21,918              0              0
Other, net                                9,269          5,173          5,529
                                       --------       --------       --------
Statutory Capital and Surplus      $     91,285    $    88,693    $    30,027
                                       --------       --------       --------
                                       --------       --------       --------

    AGGREGATE RESERVES AND LIABILITIES FOR PREMIUM AND OTHER DEPOSIT FUNDS:

    Aggregate reserves for payment of future life, health and annuity benefits were computed in accordance with presently accepted actuarial standards. Reserves for life insurance policies are generally based on the 1958 and 1980 Commissioner's Standard Ordinary Mortality Tables at various rates ranging from 2.5% to 5.5%. Accumulation and on-benefit annuity reserves are based principally on Individual Annuity tables at various rates ranging from 2.5% to 8.75% and using the Commissioner's Annuity Reserve Valuation Method (CARVM). Accident and health reserves are established using a two year preliminary term method and morbidity tables based on company experience.

    ILA has established separate accounts to segregate the assets and liabilities of certain annuity contracts that must be segregated from the Company's general assets under the terms of the contracts. The assets consist primarily of marketable securities reported at market value. Premiums, benefits and expenses of these contracts are reported in the Statutory Statement of Income.

    During 1994, the Company changed the valuation method on life policies and contracts resulting in a $10.9 million increase in surplus. The new valuation method is in accordance with presently accepted actuarial standards.

    INVESTMENTS:

    Investments in bonds are carried at amortized cost. Bonds which are deemed ineligible to be held at amortized cost by the National Association of Insurance Commissioners (NAIC) Securities Valuation Office (SVO) are carried at the appropriate SVO published value. When apermanent reduction in the value of publicly traded securities occurs, the decrease is reported as a realized loss and the carrying value is adjusted accordingly. Common stocks are carried at market value with the difference from cost reflected in surplus. Other invested assets are generally recorded at fair value.

    Changes in unrealized capital gains and losses on common stock are reported as additions to or reductions of surplus. The Asset Valuation Reserve, which replaced the Mandatory Securities Valuation Reserve used in 1991, is designed to provide a standardized reserve process for realized and unrealized losses due to the default and equity risks associated with invested assets. The reserve increased by $1,356 in 1994, decreased by $135 in 1993 and increased by $655 in 1992. Additionally, the Interest Maintenance Reserve (IMR) captures net realized capital gains and losses, net of applicable income taxes, resulting from changes in interest rates and amortizes these gains or losses into income over the remaining life of the mortgage loan or bond sold. Realized capital gains and losses not included in IMR are reported in the Statement of Income net of taxes. Realized investment gains and losses are determined on a specific identification
    basis.   The amount of net capital losses reclassified from the IMR was $67 and $264 in 1994 and 1993, respectively and the amount of the net capital gains transferred to the IMR was $348 in 1992. The amount of income
    amortized was $114  in 1994, $178 in 1993 and $114   in 1992.

    OTHER LIABILITIES:

    The amount reflected in other liabilities includes a receivable from the separate accounts of $186.5 million and $98.2 million in 1994 and 1993, respectively. The balances are classified in accordance with NAIC accounting practices.

2.  INVESTMENTS

    (a) COMPONENTS OF NET INVESTMENT INCOME:


                                                            1994           1993           1992
                                                         --------       --------       --------
    Interest income from fixed maturity securities     $     29,493   $     7,975   $     5,985
    Interest income from policy loans                           454           124           115
    Interest and dividends from other investments               (89)           47            31
                                                          ---------     ---------     ---------
    Gross investment income                                  29,858         8,146         6,131
    Less: investment expenses                                   846           176           465
                                                          ---------     ---------     ---------
    Net investment income                              $     29,012   $     7,970   $     5,666
                                                          ---------     ---------     ---------
                                                          ---------     ---------     ---------

     (b) UNREALIZED GAINS (LOSSES) ON  STOCK:



                                                          1994        1993         1992
                                                        --------    --------     --------
     Gross unrealized gains                          $       75   $      148    $       93
     Gross unrealized losses                                (60)           0             0
                                                       --------     --------      --------
     Net unrealized gains                                    15          148            93
     Balance at beginning of year                           148           93           111
                                                       --------     --------      --------
     Change in net unrealized gains on common stock  $     (133)  $       55    $      (18)
                                                       --------     --------      --------
                                                       --------     --------      --------

     (c) UNREALIZED GAINS (LOSSES) ON BONDS AND SHORT-TERM INVESTMENTS:


                                                          1994        1993         1992
                                                        --------    --------     --------


     Gross unrealized gains                            $     986    $   5,916    $   2,430
     Gross unrealized losses                             (34,718)        (684)        (143)
                                                         -------      -------      -------
     Net unrealized (losses) gains after tax             (33,732)       5,232        2,287
     Balance at beginning of year                          5,232        2,287        2,760
                                                         -------      -------      -------
     Change in net unrealized (losses) gains on
     bonds and short-term investments                  $ (38,964)    $  2,945    $    (473)
                                                         -------      -------      -------
                                                         -------      -------      -------



     (d) COMPONENTS OF NET REALIZED GAINS:

                                                          1994        1993         1992
                                                        --------    --------     --------

     Bonds                                             $    (101)  $    (316)    $    665
     Stocks                                                    0           0            4
     Real estate and other                                    34       1,316           88
                                                         -------     -------      -------
     Realized (losses) gains                                 (67)      1,000          757
     Capital gains taxes                                       2         386          289
                                                         -------     -------      -------
     Net realized gains                                      (69)        614          468
     Less: IMR Capital Gains (Losses)                        (67)       (263)         348
                                                         -------     -------      -------
     Capital Gains Net of IMR                          $      (2)  $     877     $    120
                                                         -------     -------      -------
                                                         -------     -------      -------

     (e) OFF-BALANCE SHEET INVESTMENTS
     The Company had no significant financial instruments with off-balance sheet risk as of December 31, 1994, 1993 and 1992.

     (f) CONCENTRATION OF CREDIT RISK:
     Excluding U.S. government and government agency investments, the Company is not exposed to any significant concentration of credit risk.

     (g) BONDS, SHORT-TERM  AND UNAFFILIATED STOCK INVESTMENTS:

                                                                             1994
                                                        ------------------------------------------------
                                                                        Gross      Gross
                                                          Amortized  Unrealized  Unrealized     Fair
                                                            Cost        Gains      Losses       Value
                                                        -----------  ----------  ----------   ----------
     U.S. government and government agencies and
     authorities:
     - guaranteed and sponsored                          $175,925          $0     $(12,059)     $163,866
     - guaranteed and sponsored - asset backed            142,318         382       (4,911)      137,789
     States, municipalities and political subdivisions     10,409           0         (603)        9,806
     International governments                              2,248           0          (69)        2,179
     Public utilities                                      29,509          31       (1,271)       28,269
     All other corporate                                  257,301         246       (9,452)      248,095
     All other corporate - asset backed                   112,390         327       (4,066)      108,651
     Short-term investments                                56,365           0            0        56,365
     Certificates of deposit                               68,401           0       (2,287)       66,114
                                                        ---------    --------    ---------    ----------
     Total                                               $854,866        $986     $(34,718)     $821,134
                                                        ---------    --------    ---------    ----------
                                                        ---------    --------    ---------    ----------


                                                                             1994
                                                        ------------------------------------------------
                                                                        Gross      Gross
                                                          Amortized  Unrealized  Unrealized     Fair
                                                            Cost        Gains      Losses       Value
                                                        -----------  ----------  ----------   ----------

     Common Stock                                          $2,260         $75         $(60)       $2,275
                                                        ---------    --------    ---------    ----------
                                                        ---------    --------    ---------    ----------


                                                                                     1993
                                                                 ------------------------------------------------
                                                                                Gross      Gross
                                                                  Amortized  Unrealized  Unrealized     Fair
                                                                    Cost        Gains      Losses       Value
                                                                 -----------  ----------  ----------   ----------
     U.S. government and government agencies and authorities:
     - guaranteed and sponsored                                      $88,485       $157        $(290)     $88,352
     - guaranteed and sponsored - asset backed                       103,264      4,019         (346)     106,937
     States, municipalities and political subdivisions                   410          0            0          410
     International governments                                             0          0            0            0
     Public utilities                                                  7,545        201            0        7,746
     All other corporate                                              76,397      1,504          (16)      77,885
     All other corporate - asset backed                               15,237         35          (20)      15,252
     Short-term investments                                            8,176          0            0        8,176
     Certificates of deposit                                           3,000          0          (12)       2,988
                                                                   ---------   --------    ---------    ---------
     Total                                                          $302,514     $5,916        $(684)    $307,746
                                                                   ---------   --------    ---------    ---------
                                                                   ---------   --------    ---------    ---------

                                                                                     1993
                                                                 ------------------------------------------------
                                                                                Gross      Gross
                                                                             Unrealized  Unrealized     Fair
                                                                    Cost        Gains      Losses       Value
                                                                 -----------  ----------  ----------   ----------

     Common Stock                                                     $1,452       $148           $0       $1,600
                                                                   ---------   --------    ---------    ---------
                                                                   ---------   --------    ---------    ---------

     The amortized cost and estimated market value of bonds and short-term investments at December 31, 1994 by management's anticipated maturity are shown below. Asset backed securities are distributed to maturity year based on ILA's estimate of the rate of future prepayments of principal over the remaining life of the securities. Expected maturities differ from contractual maturities reflecting borrowers' rights to call or prepay their obligations.


                                                                       Estimated
                                                        Amortized        Fair
     Maturity                                             Cost          Value
     --------                                           ---------      ---------
     Due in one year or less                             $130,299       $128,300
     Due after one year through five years                606,859        579,771
     Due after five years through ten years               110,444        104,107
     Due after ten years                                    7,264          8,957
                                                        ---------      ---------
     Total                                               $854,866       $821,135
                                                        ---------      ---------
                                                        ---------      ---------

     Proceeds from sales of investments in bonds and short-term investments during 1994, 1993 and 1992 were $117,912, $333,023 and $219,356 resulting in gross realized gains of $518, $937 and $968 and gross realized losses of $624, $1,255 and $269 before transfers to IMR. The Company has no realized gains for common stock.

     (h) FAIR VALUE OF INVESTMENT-RELATED FINANCIAL INSTRUMENTS NOT DISCLOSED
         ELSEWHERE:

     BALANCE SHEET ITEMS: (IN MILLIONS)



                                                        1994                 1993
                                                 -----------------   -------------------
                                                 Carrying   Fair     Carrying    Fair
                                                  Amount    Value     Amount     Value
                                                 --------  -------   --------   --------
     ASSETS
          Policy loans                               $20       $20         $2         $2
     LIABILITIES
          Liabilities on investment contracts       $534      $526       $289       $287

     The carrying amounts for policy loans approximates fair value. The liabilities are determined by forecasting future cash flows discounted at current market rates.

3.   RELATED PARTY TRANSACTIONS:

     Transactions between the Company and its affiliates within ITT Hartford relate principally to tax settlements, reinsurance, service fees, capital contributions and payments of dividends.

     For additional information, see Footnote 5,6 and 7.

4.   FEDERAL INCOME TAXES:

     The Company is included in the consolidated Federal income tax return of ITT Hartford which is ultimately included in the income tax return of ITT. Allocation of taxes is based primarily upon separate company tax return calculations with current credit for net losses used in consolidation except that increases resulting from consolidation are allocated in proportion to separate return amounts. Intercompany Federal income tax balances are generally settled quarterly with Hartford Fire. Federal income taxes paid by the Company were $20,538, $10,042 and $(75) in 1994, 1993 and 1992, respectively.

5.   CAPITAL AND SURPLUS AND SHAREHOLDER DIVIDEND RESTRICTIONS:

     The maximum amount of dividends which can be paid, without prior approval, by State of Wisconsin insurance companies to shareholders is subject to restrictions relating to statutory surplus. Dividends are paid as determined by the Board of Directors and are not cumulative. Dividends of $2,200 were paid by ILA to its parent, HLIC, in 1992. There were dividends paid by ILA to its parent, HLIC, in 1994 and 1993.

6.   PENSION PLANS AND OTHER POST-RETIREMENT AND POST-EMPLOYMENT BENEFITS:

     The Company's employees are included in ITT's non-contributory defined benefit pension plans. These plans provide pension benefits that are based on years of service and the employee's compensation during the last ten years of employment. The Company's funding policy is to contribute annually an amount between the minimum funding requirements set forth in the Employee Retirement Income Security Act of 1974 and the maximum amount that can be deducted for Federal income tax purposes. Generally, pension costs are funded through the purchase of HLIC's group pension contracts. Pension expense was $1,211, $765 and $734 in 1994, 1993 and 1992, respectively.  Liabilities for the plan are held by ITT.

     The Company also participates in ITT's Investment and Savings Plan, which includes a deferred compensation option under IRC section 401(k) and an ESOP allocation under IRC section 404(k). The liabilities for these plans are included in the financial statements of ITT Corporation.

     The Company's employees are included in Hartford Fire's contributory defined health care and life insurance benefit plans. These plans provide health care and life insurance benefits for retired employees. Substantially all employees may become eligible for those benefits if they reach normal or early retirement age while still working for the Company. The Company has prefunded a portion of the health care and life insurance obligations through trust funds where such prefunding can be accomplished on a tax effective basis. Post-retirement health care and life insurance benefits expense (not including provisions for accrual of post-retirement benefit obligations), allocated by Hartford Fire, was $54, $34 and $113 for 1994, 1993 and 1992, respectively.

     The assumed rate of future increases in the per capita cost of health care (the health care trend rate) was 11% for 1994, decreasing ratably to 6% in the year 2001. Increasing the health care trend rates by one percent per year would have an immaterial impact on the accumulated post-retirement benefit obligation and the annual expense.

     Post-employment benefits are primarily comprised of obligations to provide medical and life insurance to employees on long term disability. Post-employment benefits expense was not considered material in 1994, 1993 and 1992.

7.   REINSURANCE

     In December 1994 the Company ceded, on a modified coinsurance basis, 80% of the variable annuity business written in 1994 to ITT Lyndon Life Insurance Company, an affiliate. The ceded business includes both general and separate account liabilities. As a result of the agreement ILA transferred approximately $1,352 million in assets and liabilities to ITT Lyndon Life Insurance Company. The financial impact of the cession was an increase of approximately $15 million to net income and surplus.

     In November 1994 the Company ceded, on a modified coinsurance basis, 30% of the separate account variable annuity business distributed by Paine Webber to Paine Webber Life Insurance Company (PWLIC). As a result of the agreement ILA transferred approximately $24 million in assets and liabilities to PWLIC. The financial impact of the cession was an increase of approximately $765 thousand to net income and surplus.

     In October 1994, the agreement, effective December 1990, which required ILA to coinsure 90% of all existing and new business, excluding variable annuity business. written by the Company to HLIC, was terminated. As a result of the termination, ILA received approximately $430 million in assets and liabilities from HLIC. The income statement impact of the transaction was a decrease of approximately $15 million to net income and surplus.

     In November 1993, ILA acquired, through an assumption reinsurance transaction, substantially all of the individual fixed and variable annuity business of HLA. As a result of this transaction, the assets and liabilities of the company increased approximately $1 billion. The impact on consolidated net income was not significant.

8.   COMMITMENTS AND CONTINGENCIES:

     The Company has no material contingent liabilities, nor has the Company committed any surplus funds for any contingent liabilities or arrangements. The Company is involved in various legal actions which have arisen in the course normal of its business. In the opinion of management, the ultimate liability with respect to such lawsuits as well as other contingencies is not considered to be material in relation to the results of operations and financial position of the Company.

9.   SUBSEQUENT EVENTS:

     On December 20, 1995, ITT distributed all of the outstanding shares of common stock of ITT Hartford to ITT shareholders (the Distribution). In the Distribution, shareholders of ITT Common stock received, among other items, one share of ITT Hartford common stock for each share of ITT common stock held.

                                     PART II


                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

     The facing sheet.

     The prospectus consisting of _______ pages.

     The undertaking to file reports.

     The Rule 484 undertaking.

     The signatures.

The following exhibits:

     (I) The following exhibits included herewith correspond to those required by paragraph A of the instructions for exhibits to Form N-8B-2.

            A.   (1)  Resolution of Board of Directors of the Company
                      authorizing the Separate Account; Filed with this Registration Statement.

                 (2)  Not applicable.

                 (3)  (a)  Principal Underwriting Agreement; and

                 (3)  (b)  Form of Selling Agreements;  Filed with this
                           Registration Statement.

                 (3)  (c)  Not Applicable.

                 (4)  Not Applicable.

                 (5) Form of Flexible Premium Variable Life Insurance Policy; Filed with this Registration Statement.

                 (6)  (a)  Charter of ITT Hartford Life and Annuity Insurance
                           Company; and
                 (6)  (b)  Bylaws of ITT Hartford Life and Annuity Insurance
                           Company;  Filed with this Registration Statement.

                 (7)  Not Applicable.

                 (8)  Not Applicable.

                 (9)  Not Applicable.

                (10) Form of Application for Flexible Premium Variable Life Insurance Policies - Filed with this Registration Statement.

                (11)  Memorandum describing transfer and redemption procedures.

                (12)  Power of Attorney.

     (II)   See Exhibit 1.A. (5) above.

     (III)  Opinion and consent of Ken A. McCullum, Actuary -
            Filed with this Registration Statement.

     (IV) No financial statement will be omitted from the Prospectus pursuant to Instruction 1(b) or (c) of Part I.

     (V)    Not Applicable.

UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

UNDERTAKINGS AND REPRESENTATIONS AS REQUIRED BY RULE 6e-3(T)

1. Separate Account VL I meets the definition of "Separate Account" under Rule 6e-3(T).

2.    The Registrant represents that:
      (a)   it relies on Rule 6e-3(T)(b)(13)(ii)(F) to offer the Policies;
      (b) the level of mortality and expense risk charge is within the range of industry practice for comparable flexible contracts.
      (c) the Company has conducted a survey of similar policies and insurers and determined that the charge is within the range of industry practice;
      (d) the Company undertakes to keep and make available to the Commission upon request the documents we used to support the representation in
            (b); and
      (e) the Company further represents that the account will invest only in management investment companies which have undertaken to have a Board of Directors, a majority of whom are not interested persons of the Company, formulate and approve a plan under Rule 12b-1 to finance distribution expenses.
      (f) The life insurer has concluded that there is a reasonable likelihood that the distribution financing arrangement of the separate account benefits the separate account and contractholders and will keep and make available to the Commission on request a memorandum setting for the basis for this representation.

UNDERTAKING ON INDEMNIFICATION

Article VIII of the Bylaws of ITT Hartford Life and Annuity Insurance Company, a Wisconsin corporation, provides for indemnification of its officers, directors and employees as follows:

SECTION 1. No person shall be liable to the Company for any loss or damage suffered by it on account of any action taken or omitted to be taken by him as director or officer of the Company, or of any other company, partnership, joint venture, trust or other enterprise for which he serves as a director, officer or employee at the request of the Company, in good faith, if such person (a) exercised and used the same degree of care and skill as a prudent man would have exercised or used under the circumstances in the conduct of his own affairs, or
(b) took or omitted to take such action in reliance upon advice of counsel for the Company or upon statements made or information furnished by officers or employees of the Company which he had reasonable grounds to believe to be true. The foregoing shall not be exclusive of other rights and defenses to which he may be entitled as a matter of law.

SECTION 2. The Company shall indemnify any person who was or is a party or threatened to be made a party to any threatened, pending or completed action, suit or proceeding, (other than one by or in the right of the Company) by reason of the fact that he is or was a director, officer or employee of the company , or is or was serving at the request of the Company as a director, officer or employee of another company, partnership, joint venture, trust or other enterprise, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonable y incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonable believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall no, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company, and with respect to any criminal action or proceeding had reasonable cause to believe that his conduct was unlawful.

Section 3. The Company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, by or in the right of the Company to procure a judgment in its favor by reason of the fact that he is or was a director, officer or employee of the Company, or is or was serving at the request of the Company as a director, officer or employee of another company, partnership, joint venture, trust or other enterprise against expenses, including attorneys' fees, actually and reasonably incurred by him in connection with the defense or settlement of such action or suit, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the Company unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability and in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as such court shall deem proper.

SECTION 4. Expenses, including attorneys' fees, incurred in defending a civil or criminal action, suit or proceeding may be paid by the Company in advance of the final disposition of such action, suit or proceeding, upon receipt of any undertaking by or on behalf of the director or employee to repay such amount unless it shall ultimately be determined that he is entitled to be indemnified by the Company as authorized hereby.

SECTION 5. The indemnification provided by this Article shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any statute, bylaw, agreement, vote of shareholders or of disinterested directors or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer or employee and shall inure to the benefit of the heirs, executors and administrators of such a person.

The registrant hereby undertakes that insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the registrant, pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be herewith affixed and attested, all in the city of Simsbury, and the
State of Connecticut on the  17  day of   January    , 1996.
                           -----       --------------

                         ITT HARTFORD LIFE AND ANNUITY
                         INSURANCE COMPANY
                         SEPARATE ACCOUNT VL I
                         (Registrant)

                         By: /s/ Gregory A. Boyko
                             ---------------------------------------------------
                             Gregory A. Boyko, Life Controller

                         ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY (Depositor)

                         By: /s/ Gregory A. Boyko
                             ---------------------------------------------------
                             Gregory A. Boyko, Life Controller

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons and in the capacities and on the dates indicated.

Donald R. Frahm, Chairman and
    Chief Executive Officer, Director*
Bruce D. Gardner, General Counsel
    Corporate Secretary, Director*
Joseph H. Gareau, Executive Vice
    President and Chief Investment
    Officer, Director*
John P. Ginnetti, Senior Vice
   President, Director*
Thomas M. Marra, Senior Vice            *By:    /s/ Lynda Godkin
   President, Director*                      -----------------------------------
Leonard E. Odell, Jr., Senior                   Lynda Godkin
   Vice President, Director*                    Attorney-In-Fact
Lowndes A. Smith, President,
   Chief Operating Officer,             Dated:      January 17, 1996
   Director*                                   ---------------------------------
Raymond P. Welnicki, Senior Vice
   President, Director*
Lizabeth H. Zlatkus, Vice President
   Director*